Exhibit (c)(i)

S e m i a n n u a l   R e p o r t   M a r c h   3 1 ,   2 0 0 8

EATON VANCE MUNICIPALS TRUST

California

Florida Plus

Massachusetts

Mississippi

New York

Ohio

Rhode Island

West Virginia

IMPORTANT NOTICES REGARDING PRIVACY,
DELIVERY OF SHAREHOLDER DOCUMENTS,
PORTFOLIO HOLDINGS AND PROXY VOTING

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

  Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.
  None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.
  Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.
  We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Boston Management and Research, and Eaton Vance Distributors, Inc.

In addition, our Privacy Policy only applies to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial adviser/broker-dealer, it is likely that only such adviser’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures.

For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission (the "SEC") permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders.

Eaton Vance, or your financial adviser, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial adviser, otherwise.

If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser.

Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio (if applicable) will file a schedule of its portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds' and Portfolios' Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, without charge, upon request, by calling 1-800-262-1122. This description is also available on the SEC’s website at www.sec.gov.

Eaton Vance Municipals Funds a s o f M a r c h 3 1 , 2 0 0 8 T A B L E O F C O N T E N T S

Investment Update	2

Morningstar RatingsTM	3

Performance Information and Portfolio Composition
California	4
Florida Plus	5
Massachusetts	6
Mississippi	7
New York	8
Ohio	9
Rhode Island	10
West Virginia	11

Fund Expenses	12

Financial Statements	18

Board of Trustees’ Annual Approval
of the Investment Advisory Agreements	92

Investment Management	95

Eaton Vance Municipals Funds a s o f M a r c h 3 1 , 2 0 0 8

I N V E S T M E N T   U P D A T E

The investment objective of each Eaton Vance Municipals Fund (the “Funds”) is to provide current income exempt from regular federal income tax and particular state or local income or other taxes, as applicable. The Funds primarily invest in investment-grade municipal obligations but may also invest in lower-rated obligations.

Economic and Market Conditions

Economic growth in the first quarter of 2008 measured 0.6%, according to preliminary Commerce Department data reported in April 2008, following the 0.6% growth rate achieved in the fourth quarter 2007. The housing sector continued to struggle in the first quarter due to market concerns related to subprime mortgages. Although the weaker dollar was having a beneficial effect on export-related industries, tourism, and U.S.-based multinational companies, consumers started to curtail spending as food and energy costs continued to climb, according to the U.S. Commerce Department, and consumer confidence levels fell to 25-year lows, according to University of Michigan data.

On March 16, 2008, the Federal Reserve (the “Fed”) took extraordinary actions to support orderly market functioning after it learned that Bear Stearns faced a liquidity crisis which could have triggered a wider market crisis. In addition to approving a financing arrangement to support JPMorgan Chase’s acquisition of Bear Stearns, the Fed created a new lending facility that expanded the potential collateral it would accept from member banks and extended the new lending facility to securities firms. The Fed also lowered the Discount Rate, the rate at which it will lend to these firms, to 3.25% from 3.50% . Two days later, on March 18, 2008, at a regularly scheduled meeting of the Federal Open Market Committee, the Fed lowered the Federal Funds Rate by 75 basis points to 2.25% from 3.00% and further lowered the Discount Rate to 2.50% . The Federal Funds Rate has been lowered by a total of 300 basis points (3.00%) since September 18, 2007, from 5.25%, and the Discount Rate has been lowered by a total of 375 basis points (3.75%) since August 17, 2007, from 6.25% . Management believes that all of these actions were aimed at providing market liquidity during this period of extreme uncertainty and tight credit conditions that first surfaced in August 2007.

Management Discussion

The Funds invest primarily in bonds with stated maturities of 10 years or longer at the time of investment, as longer-maturity bonds historically have provided greater tax-exempt income for investors than shorter-maturity bonds.

The Funds underperformed their benchmark, the Lehman Brothers Municipal Bond Index – a broad-based, unmanaged index of municipal bonds – for the six months ended March 31, 2008.1 Management believes that much of the underperformance can be attributed to the broader-based credit crisis that has shaken the fixed-income markets since August 2007, which led investors to move their capital into the Treasury market, particularly in shorter-maturity bonds. This move was originally driven by uncertainty surrounding financial companies’ exposure to mortgage-backed collateralized debt obligations (CDOs). More recently, the municipal bond market has been impacted by the downgrade of major municipal bond insurers due to their exposure to mortgage-related CDO debt. As a result of an active management style that focuses on income and longer call protection, the Funds generally hold longer-duration bonds. Although the municipal bond market stabilized and Fund performance improved during March 2008, management believes that investors’ flight – from September 2007 through February 2008 – to shorter-maturity uninsured bonds from longer-maturity insured bonds resulted in the Funds’ relative underperformance for the period.

The ratio of yields on current coupon AAA-rated insured bonds to the yield on 30-year Treasury bonds was 116% as of March 31, 2008, with many individual bonds trading higher than 116%.2 Management believes that this was the result of dislocation in the fixed-income marketplace caused by fears of subprime contagion, insurance companies’ mark-to-market risks and the decentralized nature of the municipal marketplace. Historically, this is a rare occurrence in the municipal bond market and is generally considered a signal that municipal bonds are significantly undervalued compared to Treasuries.

With this backdrop, management continues to manage all of its municipal funds with the same relative value approach that it has traditionally employed – maintaining a long-term perspective when markets exhibit extreme short-term volatility. We believe this approach has provided excellent long-term benefits to our investors over time.

1It is not possible to invest directly in an Index. The Index’s total return does not reflect expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index.

2Source: Bloomberg L.P. Yields are a compilation of a representative variety of general obligations and are not necessarily representative of a Fund’s yield.

Past performance is no guarantee of future results.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

The views expressed throughout this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based upon market or other conditions, and the investment adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on many factors, may not be relied on as an indication of trading intent on behalf of any Eaton Vance fund. Portfolio information provided in the report may not be representative of the Funds’ current or future investments and may change due to active management.

Eaton Vance Municipals Funds a s o f M a r c h 3 1 , 2 0 0 8 M O R N I N G S T A R R A T I N G S TM

As of March 31, 2008
FUND	OVERALL	3-YEARR	5-YEAR	10-YEAR
CALIFORNIA MUNICIPALS FUND – CLASS A	**	**	**	***
Load waived	***	***	***	***
MUNI CALIFORNIA LONG CATEGORY	155 FUNDS	155 FUNDS	149 FUNDS	119 FUNDS

FLORIDA PLUS MUNICIPALS FUND – CLASS A	**	**	**	**
Load waived	***	***	***	***
MUNI FLORIDA CATEGORY	40 FUNDS	40 FUNDS	40 FUNDS	37 FUNDS

MASSACHUSETTS MUNICIPALS FUND – CLASS A	**	*	**	***
Load waived	***	**	***	***
MUNI MASSACHUSETTS CATEGORY	77 FUNDS	77 FUNDS	75 FUNDS	62 FUNDS

MISSISSIPPI MUNICIPALS FUND – CLASS A	***	**	**	***
Load waived	****	****	****	****
MUNI SINGLE STATE LONG CATEGORY	339 FUNDS	339 FUNDS	335 FUNDS	294 FUNDS

NEW YORK MUNICIPALS FUND – CLASS A	**	*	**	***
Load waived	***	***	***	****
MUNI NEW YORK LONG CATEGORY	113 FUNDS	113 FUNDS	112 FUNDS	90 FUNDS

OHIO MUNICIPALS FUND – CLASS A	****	**	****	****
Load waived	****	***	*****	****
MUNI OHIO CATEGORY	71 FUNDS	71 FUNDS	69 FUNDS	58 FUNDS

RHODE ISLAND MUNICIPALS FUND – CLASS A	***	**	***	***
Load waived	****	***	****	*****
MUNI SINGLE STATE LONG CATEGORY	339 FUNDS	339 FUNDS	335 FUNDS	294 FUNDS

WEST VIRGINIA MUNICIPALS FUND – CLASS A	**	*	*	**
Load waived	***	**	**	***
MUNI SINGLE STATE LONG CATEGORY	339 FUNDS	339 FUNDS	335 FUNDS	294 FUNDS

Based on risk-adjusted returns. Eaton Vance offers other mutual funds that are not listed here and that do not have similar performance records.

The Overall Morningstar Rating™ for a fund is derived from a weighted average of the performance figures associated with its 3-, 5- and 10-year (if applicable) Morningstar Rating™ metrics.

©2008 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers is responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results. For each fund with at least a three-year history, Morningstar calculates a Morningstar Rating™ based on how a fund ranks on a Morningstar Risk-Adjusted Return measure against other funds in the same category. This measure takes into account variations in a fund’s monthly performance after adjusting for sales loads (except for load-waived A shares), redemption fees, and the risk-free rate, placing more emphasis on downward variations and rewarding consistent performance. The top 10% of funds in each category receive 5 stars; the next 22.5% receive 4 stars; the next 35% receive 3 stars; the next 22.5% receive 2 stars, and the bottom 10% receive 1 star.

Load-waived A share star ratings do not include any front-end sales load and are intended for those investors who have access to such purchase terms (e.g., plan participants of a defined contribution plan). Not all A share mutual funds for which Morningstar calculates a load-waived A share star rating may actually waive their front-end sales load. Therefore, Morningstar strongly encourages investors to contact their investment professional to determine whether they are eligible to purchase the A share without paying the front-end sales load. The Morningstar Rating may differ among share classes of a mutual fund as a result of different sales loads and/or expense structure.

As interest rates rise, the value of fixed-income securities is likely to decrease. Fluctuations in the value of securities may not affect interest income on existing securities, but will be reflected in the Funds’ net asset values. A portion of income may be subject to federal alternative minimum tax. Please see the Funds’ prospectus for more information. Consult your tax/legal advisor before making any tax-related investment decisions.

For information regarding each Fund’s performance, please refer to pages titled “Performance Information and Portfolio Composition” contained in this report.

Eaton Vance California Municipals Fund a s o f M a r c h 3 1 , 2 0 0 8 P E R F O R M A N C E I N F O R M A T I O N A N D P O R T F O L I O C O M P O S I T I O N

Fund Performance[1]	Class A	Class B	Class C	Class I
Share Class Symbol	EACAX	EVCAX	ECCAX	EICAX

Average Annual Total Returns (at net asset value)

Six Months	-4.48%	-4.79%	-4.79%	N.A
One Year	-5.03	-5.71	-5.72	N.A
Five Years	2.93	2.33	N.A	N.A
Ten Years	3.98	3.53	N.A	N.A
Life of Fund†	5.30	5.27	1.79	4.17%††

SEC Average Annual Total Returns (including sales charge or applicable CDSC)

Six Months	-9.02%	-9.44%	-5.72%	N.A
One Year	-9.51	-10.24	-6.62	N.A
Five Years	1.93	2.00	N.A	N.A
Ten Years	3.48	3.53	N.A	N.A
Life of Fund†	4.93	5.27	1.79	4.17%††

†Inception date: Class A: 5/27/94; Class B: 12/19/85; Class C: 8/31/04; Class I: 3/3/08

††Returns are cumulative since inception of the share class.

Total Annual
Operating Expenses[2]	Class A	Class B	Class C	Class I

Expense Ratio	1.17%	1.92%	1.92%	0.92%

Distribution Rates/Yields	Class A	Class B	Class C	Class I

Distribution Rate[3]	4.55%	3.73%	3.73%	4.79%
Taxable-Equivalent Distribution Rate[3,4]	7.72	6.33	6.33	8.13
SEC 30-day Yield[5]	4.46	3.94	3.94	N.A
Taxable-Equivalent SEC 30-day Yield[4,5]	7.57	6.68	6.68	N.A
Index Performance[6]

Lehman Brothers Municipal Bond Index Average Annual Total Returns

Six Months		0.75%
One Year		1.90
Five Years		3.92
Ten Years		4.99
Lipper Averages[7]

Lipper California Municipal Debt Funds Classification	Average Annual Total Returns

Six Months		-1.91%
One Year		-2.16
Five Years		3.12
Ten Years		3.97

Portfolio Manager: Cynthia J Clemson

Rating Distribution*8

By total investments

*The rating distribution presented above includes the ratings of securities held by special pur pose vehicles in which the Fund holds a residual interest. See Note 1I to the Fund's financial statements. Absent such securities, the Fund's rating distribution at March 31, 2008, is as follows, and the average rating is AA:

AAA	55.5%	BBB	3.8%
AA	8.2%	BB	0.9%
A	24.3%	Not Rated	7.3%

Fund Statistics9

  Number of Issues: 101
  Average Maturity: 20.8 years
  Average Effective Maturity: 18.1 years
  Average Call Protection: 9.0 years
  Average Dollar Price: $94.34

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

1 Average Annual Total Returns do not include the 4.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charges (CDSC) for Class B and Class C shares. If sales charges were deducted, the returns would be lower. SEC Average Annual Total Returns for Class A reflect the maximum 4.75% sales charge. SEC Average Annual Total Returns for Class B reflect the applicable CDSC based on the following schedule: 5% - 1st and 2nd years; 4% - 3rd year; 3% - 4th year; 2% - 5th year; 1% - 6th year. SEC Average Annual Total Returns for Class C reflect a 1% CDSC for the first year. Class I shares are not subject to a sales charge. 2 Source: Prospectus dated 12/1/07. Includes interest expense of 0.33% relating to the Fund's liability with respect to floating rate notes held by third parties in conjunction with inverse floater securities transactions by the Fund. The Fund also records offsetting interest income relating to the municipal obligation underlying such transactions, and as a result net asset value and performance have not been affected by this expense. 3 The Fund's distribution rate represents actual distributions paid to shareholders and is calculated by dividing the last distribution per share (annualized) by the net asset value. 4 Taxable-equivalent figures assume a maximum 41.05% combined federal and state income tax rate. A lower tax rate would result in lower taxable-equivalent figures. 5 The Fund's SEC yield is calculated by dividing the net investment income per share for the 30-day period by the offering price at the end of the period and annualizing the result. 6 It is not possible to invest directly in an Index. The Index's total return does not reflect the expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. Index performance is available as of month end only. 7 The Lipper Averages are the average annual total returns, at net asset value, of the funds that are in the same Lipper Classification as the Fund. It is not possible to invest in a Lipper Classification. Lipper Classifications may include insured and uninsured funds, as well as leveraged and unleveraged funds. The Lipper California Municipal Debt Funds Classification contained 122, 118, 102 and 73 funds for the 6-month, 1-year, 5-year and 10-year periods, respectively. Lipper Averages are available as of month end only. 8 Rating Distribution is determined by dividing the total market value of the issues by the total investments of the Fund. 9 Fund holdings information excludes securities held by special purpose vehicles in which the Fund holds a residual interest. See Note 1I to the Fund's financial statements.

Eaton Vance Florida Plus Municipals Fund a s o f M a r c h 3 1 , 2 0 0 8 P E R F O R M A N C E I N F O R M A T I O N A N D P O R T F O L I O C O M P O S I T I O N

Fund Performance[1]	Class A	Class B	Class C
Share Class Symbol	ETFLX	EVFLX	ECFLX

Average Annual Total Returns (at net asset value)
Six Months	-5.89%	-6.33%	-6.33%
One Year	-6.05	-6.79	-6.79
Five Years	2.82	2.06	N.A
Ten Years	3.97	3.19	N.A
Life of Fund†	5.14	5.03	-0.92
SEC Average Annual Total Returns (including sales charge or applicable CDSC)

Six Months	-10.38%	-10.92%	-7.25%
One Year	-10.50	-11.27	-7.68
Five Years	1.81	1.73	N.A
Ten Years	3.46	3.19	N.A
Life of Fund†	4.78	5.03	-0.92
† Inception date: Class A: 4/5/94; Class B: 8/28/90; Class C: 3/13/06

Total Annual
Operating Expenses[2]	Class A	Class B	Class C

Expense Ratio	1.34%	2.09%	2.09%

Distribution Rates/Yields	Class A	Class B	Class C

Distribution Rate[3]	5.02%	4.21%	4.21%
Taxable-Equivalent Distribution Rate[3,4]	7.72	6.48	6.48
SEC 30-day Yield[5]	4.38	3.85	3.84
Taxable-Equivalent SEC 30-day Yield[4,5]	6.74	5.92	5.91

Index Performance[6]

Lehman Brothers Municipal Bond Index Average Annual Total Returns

Six Months	0.75%
One Year	1.90
Five Years	3.92
Ten Years	4.99

Lipper Averages[7]

Lipper Florida Municipal Debt Funds Classification	Average Annual Total Returns

Six Months	-1.31%
One Year	-0.99
Five Years	3.15
Ten Years	3.97

Portfolio Manager: Cynthia J Clemson

Rating Distribution*8

By total investments

*The rating distribution presented above includes the ratings of securities held by special purpose vehicles in which the Fund holds a residual interest. See Note 1I to the Fund's financial statements. Absent such securities, the Fund's rating distribution at March 31, 2008, is as follows, and the average rating is AA:

AAA	58.2%	BBB	4.2%
AA	7.4%	Not Rated	16.1%
A	14.1%

Fund Statistics9

  Number of Issues: 94
  Average Maturity: 23.5 years
  Average Effective Maturity: 19.3 years
  Average Call Protection: 9.1 years
  Average Dollar Price: $91.49

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

1 Average Annual Total Returns do not include the 4.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charges (CDSC) for Class B and Class C shares. If sales charges were deducted, the returns would be lower. SEC Average Annual Total Returns for Class A reflect the maximum 4.75% sales charge. SEC Average Annual Total Returns for Class B reflect the applicable CDSC based on the following schedule: 5% - 1st and 2nd years; 4% - 3rd year; 3% - 4th year; 2% - 5th year; 1% - 6th year. SEC Average Annual Total Returns for Class C reflect a 1% CDSC for the first year. 2 Source: Prospectus dated 12/1/07. Includes interest expense of 0.55% relating to the Fund's liability with respect to floating rate notes held by third parties in conjunction with inverse floater securities transactions by the Fund. The Fund also records offsetting interest income relating to the municipal obligation underlying such transactions, and as a result net asset value and performance have not been affected by this expense. 3 The Fund's distribution rate represents actual distributions paid to shareholders and is calculated by dividing the last distribution per share (annualized) by the net asset value. 4 Taxable-equivalent figures assume a maximum 35.00% federal tax rate. A lower tax rate would result in lower taxable-equivalent figures. 5 The Fund's SEC yield is calculated by dividing the net investment income per share for the 30-day period by the offering price at the end of the period and annualizing the result. 6 It is not possible to invest directly in an Index. The Index's total return does not reflect the expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. Index performance is available as of month end only. 7 The Lipper Averages are the average annual total returns, at net asset value, of the funds that are in the same Lipper Classification as the Fund. It is not possible to invest in a Lipper Classification. Lipper Classifications may include insured and uninsured funds, as well as leveraged and unleveraged funds. The Lipper Florida Municipal Debt Funds Classification contained 27, 27, 24 and 21 funds for the 6-month, 1-year, 5-year and 10-year periods, respectively. Lipper Averages are available as of month end only. 8 Rating Distribution is determined by dividing the total market value of the issues by the total investments of the Fund. 9 Fund holdings information excludes securities held by special purpose vehicles in which the Fund holds a residual interest. See Note 1I to the Fund’s financial statements.

Eaton Vance Massachusetts Municipals Fund a s o f M a r c h 3 1 , 2 0 0 8 P E R F O R M A N C E I N F O R M A T I O N A N D P O R T F O L I O C O M P O S I T I O N

Fund Performance[1]	Class A	Class B	Class C	Class I
Share Class Symbol	ETMAX	EVMAX ECMMX		EIMAX

Average Annual Total Returns (at net asset value)

Six Months	-6.34%	-6.81%	-6.71%	-6.25%
One Year	-7.80	-8.52	-8.41	-7.61
Five Years	2.45	1.71	N.A	2.69
Ten Years	3.81	3.04	N.A	4.02
Life of Fund†	4.20	4.66	-1.56	4.63

SEC Average Annual Total Returns (including sales charge or applicable CDSC)

Six Months	-10.76%	-11.39%	-7.62%	-6.25%
One Year	-12.17	-12.93	-9.30	-7.61
Five Years	1.46	1.37	N.A	2.69
Ten Years	3.30	3.04	N.A	4.02
Life of Fund†	3.84	4.66	-1.56	4.63

†Inception date: Class A: 12/7/93; Class B: 4/18/91; Class C: 5/2/06; Class I: 6/17/93

Total Annual
Operating Expenses[2]	Class A	Class B	Class C	Class I

Expense Ratio	1.24%	1.99%	1.98%	1.04%

Distribution Rates/Yields	Class A	Class B	Class C	Class I

Distribution Rate[3]	4.68%	3.86%	3.85%	4.90%
Taxable-Equivalent Distribution Rate[3,4]	7.60	6.27	6.26	7.96
SEC 30-day Yield[5]	4.24	3.71	3.71	4.66
Taxable-Equivalent SEC 30-day Yield[4,5]	6.89	6.03	6.03	7.57
Index Performance[6]

Lehman Brothers Municipal Bond Index Average Annual Total Returns

Six Months		0.75%
One Year		1.90
Five Years		3.92
Ten Years		4.99
Lipper Averages[7]

Lipper Massachusetts Municipal Debt Funds Classification	Average Annual Total Returns

Six Months		-0.81%
One Year		-0.39
Five Years		3.09
Ten Years		4.01

Portfolio Manager: Robert B MacIntosh, CFA

Rating Distribution*8

By total investments

*The rating distribution presented above includes the ratings of securities held by special purpose vehicles in which the Fund holds a residual interest. See Note 1I to the Fund's financial statements. Absent such securities, the Fund's rating distribution at March 31, 2008, is as follows, and the average rating is AA:

AAA	50.7%	BBB	4.9%
AA	19.4%	Not Rated	5.4%
A	19.6%

Fund Statistics9

  Number of Issues: 75
  Average Maturity: 23.6 years
  Average Effective Maturity: 21.1 years
  Average Call Protection: 11.3 years
  Average Dollar Price: $92.78

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

1 Average Annual Total Returns do not include the 4.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charges (CDSC) for Class B and Class C shares. If sales charges were deducted, the returns would be lower. SEC Average Annual Total Returns for Class A reflect the maximum 4.75% sales charge. SEC Average Annual Total Returns for Class B reflect the applicable CDSC based on the following schedule: 5% - 1st and 2nd years; 4% - 3rd year; 3% - 4th year; 2% - 5th year; 1% - 6th year. SEC Average Annual Total Returns for Class C reflect a 1% CDSC for the first year. Class I shares are not subject to a sales charge. 2 Source: Prospectus dated 12/1/07. Includes interest expense of 0.47% relating to the Fund's liability with respect to floating rate notes held by third parties in conjunction with inverse floater securities transactions by the Fund. The Fund also records offsetting interest income relating to the municipal obligation underlying such transactions, and as a result net asset value and performance have not been affected by this expense. 3 The Fund's distribution rate represents actual distributions paid to shareholders and is calculated by dividing the last distribution per share (annualized) by the net asset value. 4 Taxable-equivalent figures assume a maximum 38.45% combined federal and state income tax rate. A lower tax rate would result in lower taxable-equivalent figures. 5 The Fund's SEC yield is calculated by dividing the net investment income per share for the 30-day period by the offering price at the end of the period and annualizing the result. 6 It is not possible to invest directly in an Index. The Index's total return does not reflect the expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. Index performance is available as of month end only. 7 The Lipper Averages are the average annual total returns, at net asset value, of the funds that are in the same Lipper Classification as the Fund. It is not possible to invest in a Lipper Classification. Lipper Classifications may include insured and uninsured funds, as well as leveraged and unleveraged funds. The Lipper Massachusetts Municipal Debt Funds Classification contained 52, 52, 46 and 40 funds for the 6-month, 1-year, 5-year and 10-year periods, respectively. Lipper Averages are available as of month end only. 8 Rating Distribution is determined by dividing the total market value of the issues by the total investments of the Fund. 9 Fund holdings information excludes securities held by special purpose vehicles in which the Fund holds a residual interest. See Note 1I to the Fund’s financial statements.

Eaton Vance Mississippi Municipals Fund   a s   o f   M a r c h   3 1 ,   2 0 0 8

P E R F O R M A N C E   I N F O R M A T I O N   A N D   P O R T F O L I O   C O M P O S I T I O N

Fund Performance[1]	Class A	Class B	Class C
Share Class Symbol	ETMSX	EVMSX	EMSCX

Average Annual Total Returns (at net asset value)

Six Months	-2.01%	-2.40%	N.A
One Year	-1.48	-2.21	N.A
Five Years	2.97	2.22	N.A
Ten Years	4.00	3.22	N.A
Life of Fund†	4.26	3.84	-2.09%††

SEC Average Annual Total Returns (including sales charge or applicable CDSC)

Six Months	-6.71%	-7.20%	N.A
One Year	-6.13	-6.93	N.A
Five Years	1.98	1.88	N.A
Ten Years	3.49	3.22	N.A
Life of Fund†	3.90	3.84	-3.05%††

†Inception date: Class A: 12/7/93; Class B: 6/11/93; Class C: 12/4/07

††Returns are cumulative since inception of the share class.

Total Annual
Operating Expenses[2]	Class A	Class B	Class C

Expense Ratio	1.07%	1.82%	1.82%

Distribution Rates/Yields	Class A	Class B	Class C

Distribution Rate[3]	4.37%	3.58%	3.58%
Taxable-Equivalent Distribution Rate[3,4]	7.08	5.80	5.80
SEC 30-day Yield[5]	3.77	3.21	3.03
Taxable-Equivalent SEC 30-day Yield[4,5]	6.11	5.20	4.91
Index Performance[6]

Lehman Brothers Municipal Bond Index Average Annual Total Returns

Six Months	0.75%
One Year	1.90
Five Years	3.92
Ten Years	4.99
Lipper Averages[7]

Lipper Other States Municipal Debt Funds Classification	Average Annual Total Returns

Six Months	-0.74%
One Year	-0.10
Five Years	2.86
Ten Years	3.75

Portfolio Manager: Craig R Brandon, CFA

Rating Distribution*8

By total investments

*The rating distribution presented above includes the ratings of securities held by special purpose vehicles in which the Fund holds a residual interest. See Note 1I to the Fund's financial statements. Absent such securities, the Fund's rating distribution at March 31, 2008, is as follows, and the average rating is AA:

AAA	65.1%	BBB	10.6%
AA	4.9%	BB	0.4%
A	15.4%	Not Rated	3.6%

Fund Statistics9

  Number of Issues: 51
  Average Maturity: 18.1 years
  Average Effective Maturity: 13.8 years
  Average Call Protection: 7.0 years
  Average Dollar Price: $96.76

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

1 Average Annual Total Returns do not include the 4.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charges (CDSC) for Class B and Class C shares. If sales charges were deducted, the returns would be lower. SEC Average Annual Total Returns for Class A reflect the maximum 4.75% sales charge. SEC Average Annual Total Returns for Class B reflect the applicable CDSC based on the following schedule: 5% - 1st and 2nd years; 4% - 3rd year; 3% - 4th year; 2% - 5th year; 1% - 6th year. SEC Average Annual Total Returns for Class C reflect a 1% CDSC for the first year. 2 Source: Prospectus dated 12/1/07. Includes interest expense of 0.24% relating to the Fund's liability with respect to floating rate notes held by third parties in conjunction with inverse floater securities transactions by the Fund. The Fund also records offsetting interest income relating to the municipal obligation underlying such transactions, and as a result net asset value and performance have not been affected by this expense. 3 The Fund's distribution rate represents actual distributions paid to shareholders and is calculated by dividing the last distribution per share (annualized) by the net asset value. 4 Taxable-equivalent figures assume a maximum 38.25% combined federal and state income tax rate. A lower tax rate would result in lower taxable-equivalent figures. 5 The Fund's SEC yield is calculated by dividing the net investment income per share for the 30-day period by the offering price at the end of the period and annualizing the result. 6 It is not possible to invest directly in an Index. The Index's total return does not reflect the expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. Index performance is available as of month end only. 7 The Lipper Averages are the average annual total returns, at net asset value, of the funds that are in the same Lipper Classification as the Fund. It is not possible to invest in a Lipper Classification. Lipper Classifications may include insured and uninsured funds, as well as leveraged and unleveraged funds. The Lipper Other States Municipal Debt Funds Classification contained 74, 74, 71 and 52 funds for the 6-month, 1-year, 5-year and 10-year periods, respectively. Lipper Averages are available as of month end only. 8 Rating Distribution is determined by dividing the total market value of the issues by the total investments of the Fund. 9 Fund holdings information excludes securities held by special purpose vehicles in which the Fund holds a residual interest. See Note 1I to the Fund’s financial statements.

Eaton Vance New York Municipals Fund a s o f M a r c h 3 1 , 2 0 0 8 P E R F O R M A N C E I N F O R M A T I O N A N D P O R T F O L I O C O M P O S I T I O N

Fund Performance[1]	Class A	Class B	Class C	Class I
Share Class Symbol	ETNYX	EVNYX	ECNYX	EINYX

Average Annual Total Returns (at net asset value)

Six Months	-5.16%	-5.52%	-5.54%	N.A
One Year	-5.80	-6.51	-6.62	N.A
Five Years	2.85	2.27	N.A	N.A
Ten Years	4.28	3.61	N.A	N.A
Life of Fund†	5.29	5.46	1.34	3.61%††

SEC Average Annual Total Returns (including sales charge or applicable CDSC)

Six Months	-9.68%	-10.16%	-6.47%	N.A
One Year	-10.24	-11.02	-7.52	N.A
Five Years	1.85	1.94	N.A	N.A
Ten Years	3.78	3.61	N.A	N.A
Life of Fund†	4.93	5.46	1.34	3.61%††

†Inception date: Class A: 4/15/94; Class B: 8/30/90; Class C: 9/30/03; Class I: 3/3/08

††Returns are cumulative since inception of the share class.

Total Annual
Operating Expenses[2]	Class A	Class B	Class C	Class I

Expense Ratio	1.25%	1.99%	1.99%	1.05%

Distribution Rates/Yields	Class A	Class B	Class C	Class I

Distribution Rate[3]	4.74%	3.92%	3.92%	4.93%
Taxable-Equivalent Distribution Rate[3,4]	7.83	6.47	6.47	8.14
SEC 30-day Yield[5]	4.25	3.72	3.72	N.A
Taxable-Equivalent SEC 30-day Yield[4,5]	7.02	6.14	6.14	N.A
Index Performance[6]

Lehman Brothers Municipal Bond Index – Average Annual Total Returns

Six Months		0.75%
One Year		1.90
Five Years		3.92
Ten Years		4.99
Lipper Averages[7]

Lipper New York Municipal Debt Funds Classification	Average Annual Total Returns

Six Months		-0.73%
One Year		-0.45
Five Years		3.14
Ten Years		3.96

Portfolio Manager: Craig R Brandon, CFA

Rating Distribution*8

By total investments

*The rating distribution presented above includes the ratings of securities held by special purpose vehicles in which the Fund holds a residual interest. See Note 1I to the Fund's financial statements. Absent such securities, the Fund's rating distribution at March 31, 2008, is as follows, and the average rating is AA-:

AAA	31.1%	BB	0.5%
AA	42.4%	B	1.3%
A	15.6%	Not Rated	4.8%
BBB	4.3%

Fund Statistics9

  Number of Issues: 93
  Average Maturity: 23.6 years
  Average Effective Maturity: 21.4 years
  Average Call Protection: 10.8 years
  Average Dollar Price: $97.68

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

1 Average Annual Total Returns do not include the 4.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charges (CDSC) for Class B and Class C shares. If sales charges were deducted, the returns would be lower. SEC Average Annual Total Returns for Class A reflect the maximum 4.75% sales charge. SEC Average Annual Total Returns for Class B reflect the applicable CDSC based on the following schedule: 5% - 1st and 2nd years; 4% - 3rd year; 3% - 4th year; 2% - 5th year; 1% - 6th year. SEC Average Annual Total Returns for Class C reflect a 1% CDSC for the first year. Class I shares are not subject to a sales charge. 2 Source: Prospectus dated 12/1/07. Includes interest expense of 0.48% relating to the Fund's liability with respect to floating rate notes held by third parties in conjunction with inverse floater securities transactions by the Fund. The Fund also records offsetting interest income relating to the municipal obligation underlying such transactions, and as a result net asset value and performance have not been affected by this expense. 3 The Fund's distribution rate represents actual distributions paid to shareholders and is calculated by dividing the last distribution per share (annualized) by the net asset value. 4 Taxable-equivalent figures assume a maximum 39.45% combined federal and state income tax rate. A lower tax rate would result in lower taxable-equivalent figures. 5 The Fund's SEC yield is calculated by dividing the net investment income per share for the 30-day period by the offering price at the end of the period and annualizing the result. 6 It is not possible to invest directly in an Index. The Index's total return does not reflect the expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. Index performance is available as of month end only. 7 The Lipper Averages are the average annual total returns, at net asset value, of the funds that are in the same Lipper Classification as the Fund. It is not possible to invest in a Lipper Classification. Lipper Classifications may include insured and uninsured funds, as well as leveraged and unleveraged funds. The Lipper New York Municipal Debt Funds Classification contained 100, 99, 93 and 69 funds for the 6-month, 1-year, 5-year and 10-year periods, respectively. Lipper Averages are available as of month end only. 8 Rating Distribution is determined by dividing the total market value of the issues by the total investments of the Fund. 9 Fund holdings information excludes securities held by special purpose vehicles in which the Fund holds a residual interest. See Note 1I to the Fund’s financial statements.

Eaton Vance Ohio Municipals Fund a s o f M a r c h 3 1 , 2 0 0 8 P E R F O R M A N C E I N F O R M A T I O N A N D P O R T F O L I O C O M P O S I T I O N

Fund Performance[1]	Class A	Class B	Class C
Share Class Symbol	ETOHX	EVOHX	ECOHX

Average Annual Total Returns (at net asset value)

Six Months	-3.53%	-3.90%	-3.90%
One Year	-3.71	-4.44	-4.33
Five Years	4.00	3.22	N.A
Ten Years	4.12	3.35	N.A
Life of Fund†	4.37	4.87	0.61
SEC Average Annual Total Returns (including sales charge or applicable CDSC)

Six Months	-8.10%	-8.62%	-4.84%
One Year	-8.27	-9.06	-5.26
Five Years	3.00	2.88	N.A
Ten Years	3.62	3.35	N.A
Life of Fund†	4.02	4.87	0.61

†Inception date: Class A: 12/7/93; Class B: 4/18/91; Class C: 2/3/06

Total Annual
Operating Expenses[2]	Class A	Class B	Class C

Expense Ratio	1.08%	1.83%	1.83%
Distribution Rates/Yields	Class A	Class B	Class C

Distribution Rate[3]	4.30%	3.51%	3.51%
Taxable-Equivalent Distribution Rate[3,4]	7.08	5.78	5.78
SEC 30-day Yield[5]	3.87	3.32	3.32
Taxable-Equivalent SEC 30-day Yield[4,5]	6.37	5.47	5.47
Index Performance[6]

Lehman Brothers Municipal Bond Index Average Annual Total Returns

Six Months	0.75%
One Year	1.90
Five Years	3.92
Ten Years	4.99
Lipper Averages[7]

Lipper Ohio Municipal Debt Funds Classification	Average Annual Total Returns

Six Months	-0.71%
One Year	-0.16
Five Years	3.05
Ten Years	3.94

Portfolio Manager: William H Ahern, CFA

Rating Distribution*8

By total investments

*The rating distribution presented above includes the ratings of securities held by special purpose vehicles in which the Fund holds a residual interest. See Note 1I to the Fund's financial statements. Absent such securities, the Fund's rating distribution at March 31, 2008, is as follows, and the average rating is AA+:

AAA	67.3%	BBB	2.2%
AA	10.7%	B	1.2%
A	12.8%	Not Rated	5.8%

Fund Statistics9

  Number of Issues: 124
  Average Maturity: 21.9 years
  Average Effective Maturity: 16.4 years
  Average Call Protection: 10.5 years
  Average Dollar Price: $99.21

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

1 Average Annual Total Returns do not include the 4.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charges (CDSC) for Class B and Class C shares. If sales charges were deducted, the returns would be lower. SEC Average Annual Total Returns for Class A reflect the maximum 4.75% sales charge. SEC Average Annual Total Returns for Class B reflect the applicable CDSC based on the following schedule: 5% - 1st and 2nd years; 4% - 3rd year; 3% - 4th year; 2% - 5th year; 1% - 6th year. SEC Average Annual Total Returns for Class C reflect a 1% CDSC for the first year. 2 Source: Prospectus dated 12/1/07. Includes interest expense of 0.31% relating to the Fund's liability with respect to floating rate notes held by third parties in conjunction with inverse floater securities transactions by the Fund. The Fund also records offsetting interest income relating to the municipal obligation underlying such transactions, and as a result net asset value and performance have not been affected by this expense. 3 The Fund's distribution rate represents actual distributions paid to shareholders and is calculated by dividing the last distribution per share (annualized) by the net asset value. 4 Taxable-equivalent figures assume a maximum 39.26% combined federal and state income tax rate. A lower tax rate would result in lower taxable-equivalent figures. 5 The Fund's SEC yield is calculated by dividing the net investment income per share for the 30-day period by the offering price at the end of the period and annualizing the result. 6 It is not possible to invest directly in an Index. The Index's total return does not reflect the expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. Index performance is available as of month end only. 7 The Lipper Averages are the average annual total returns, at net asset value, of the funds that are in the same Lipper Classification as the Fund. It is not possible to invest in a Lipper Classification. Lipper Classifications may include insured and uninsured funds, as well as leveraged and unleveraged funds. The Lipper Ohio Municipal Debt Funds Classification contained 43, 43, 38 and 32 funds for the 6-month, 1-year, 5-year and 10-year periods, respectively. Lipper Averages are available as of month end only. 8 Rating Distribution is determined by dividing the total market value of the issues by the total investments of the Fund. 9 Fund holdings information excludes securities held by special purpose vehicles in which the Fund holds a residual interest. See Note 1I to the Fund’s financial statements.

Eaton Vance Rhode Island Municipals Fund a s o f M a r c h 3 1 , 2 0 0 8 P E R F O R M A N C E I N F O R M A T I O N A N D P O R T F O L I O C O M P O S I T I O N

Fund Performance[1]	Class A	Class B	Class C
Share Class Symbol	ETRIX	EVRIX	ERICX

Average Annual Total Returns (at net asset value)

Six Months	-4.06%	-4.40%	-4.39%
One Year	-3.96	-4.71	-4.61
Five Years	2.96	2.24	N.A
Ten Years	4.03	3.27	N.A
Life of Fund†	4.18	3.82	-0.45
SEC Average Annual Total Returns (including sales charge or applicable CDSC)

Six Months	-8.61%	-9.09%	-5.33%
One Year	-8.52	-9.32	-5.53
Five Years	1.96	1.90	N.A
Ten Years	3.52	3.27	N.A
Life of Fund†	3.82	3.82	-0.45%

†Inception date: Class A: 12/7/93; Class B: 6/11/93; Class C: 3/20/06

Total Annual
Operating Expenses[2]	Class A	Class B	Class C

Expense Ratio	1.14%	1.89%	1.88%
Distribution Rates/Yields	Class A	Class B	Class C

Distribution Rate[3]	4.50%	3.69%	3.69%
Taxable-Equivalent Distribution Rate[3,4]	7.68	6.30	6.30
SEC 30-day Yield[5]	4.30	3.76	3.76
Taxable-Equivalent SEC 30-day Yield[4,5]	7.34	6.42	6.42
Index Performance[6]

Lehman Brothers Municipal Bond Index – Average Annual Total Returns

Six Months	0.75%
One Year	1.90
Five Years	3.92
Ten Years	4.99
Lipper Averages[7]

Lipper Other States Municipal Debt Funds Classification	Average Annual Total Returns

Six Months	-0.74%
One Year	-0.10
Five Years	2.86
Ten Years	3.75

Portfolio Manager: Robert B MacIntosh, CFA

Rating Distribution*8

By total investments

*The rating distribution presented above includes the ratings of securities held by special purpose vehicles in which the Fund holds a residual interest. See Note 1I to the Fund's financial statements. Absent such securities, the Fund's rating distribution at March 31, 2008, is as follows, and the average rating is AA+:

AAA	68.6%	BBB	6.6%
AA	12.9%	Not Rated	3.3%
A	8.6%

Fund Statistics9

  Number of Issues: 71
  Average Maturity: 20.5 years
  Average Effective Maturity: 15.1 years
  Average Call Protection: 7.4 years
  Average Dollar Price: $97.25

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

1 Average Annual Total Returns do not include the 4.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charges (CDSC) for Class B and Class C shares. If sales charges were deducted, the returns would be lower. SEC Average Annual Total Returns for Class A reflect the maximum 4.75% sales charge. SEC Average Annual Total Returns for Class B reflect the applicable CDSC based on the following schedule: 5% - 1st and 2nd years; 4% - 3rd year; 3% - 4th year; 2% - 5th year; 1% - 6th year. SEC Average Annual Total Returns for Class C reflect a 1% CDSC for the first year. 2 Source: Prospectus dated 12/1/07. Includes interest expense of 0.40% relating to the Fund's liability with respect to floating rate notes held by third parties in conjunction with inverse floater securities transactions by the Fund. The Fund also records offsetting interest income relating to the municipal obligation underlying such transactions, and as a result net asset value and performance have not been affected by this expense. 3 The Fund's distribution rate represents actual distributions paid to shareholders and is calculated by dividing the last distribution per share (annualized) by the net asset value. 4 Taxable-equivalent figures assume a maximum 41.44% combined federal and state income tax rate. A lower tax rate would result in lower taxable-equivalent figures. 5 The Fund's SEC yield is calculated by dividing the net investment income per share for the 30-day period by the offering price at the end of the period and annualizing the result. 6 It is not possible to invest directly in an Index. The Index's total return does not reflect the expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. Index performance is available as of month end only. 7 The Lipper Averages are the average annual total returns, at net asset value, of the funds that are in the same Lipper Classification as the Fund. It is not possible to invest in a Lipper Classification. Lipper Classifications may include insured and uninsured funds, as well as leveraged and unleveraged funds. The Lipper Other States Municipal Debt Funds Classification contained 74, 74, 71 and 52 funds for the 6-month, 1-year, 5-year and 10-year periods, respectively. Lipper Averages are available as of month end only. 8 Rating Distribution is determined by dividing the total market value of the issues by the total investments of the Fund. 9 Fund holdings information excludes securities held by special purpose vehicles in which the Fund holds a residual interest. See Note 1I to the Fund’s financial statements.

Eaton Vance West Virginia Municipals Fund a s o f M a r c h 3 1 , 2 0 0 8 P E R F O R M A N C E I N F O R M A T I O N A N D P O R T F O L I O C O M P O S I T I O N

Fund Performance[1]	Class A	Class B	Class C
Share Class Symbol	ETWVX	EVWVX	ECWVX

Average Annual Total Returns (at net asset value)

Six Months	-6.14%	-6.47%	N.A
One Year	-6.23	-6.88	N.A
Five Years	2.21	1.46	N.A
Ten Years	3.57	2.79	N.A
Life of Fund†	4.04	3.56	-5.29%††
SEC Average Annual Total Returns (including sales charge or applicable CDSC)

Six Months	-10.57%	-11.07%	N.A
One Year	-10.65	-11.37	N.A
Five Years	1.23	1.12	N.A
Ten Years	3.06	2.79	N.A
Life of Fund†	3.68	3.56%	-6.23%††

†Inception date:  Class A: 12/13/93; Class B: 6/11/93; Class C: 12/4/07

†† Returns are cumulative since inception of the share class.

Total Annual
Operating Expenses[2]	Class A	Class B	Class C

Expense Ratio	1.00%	1.74%	1.74%
Distribution Rates/Yields	Class A	Class B	Class C

Distribution Rate[3]	4.49%	3.66%	3.66%
Taxable-Equivalent Distribution Rate[3,4]	7.39	6.02	6.02
SEC 30-day Yield[5]	4.22	3.69	3.74
Taxable-Equivalent SEC 30-day Yield[5,6]	6.94	6.07	6.15
Index Performance[6]

Lehman Brothers Municipal Bond Index Average Annual Total Returns

Six Months	0.75%
One Year	1.90
Five Years	3.92
Ten Years	4.99
Lipper Averages[7]

Lipper Other States Municipal Debt Funds Classification	Average Annual Total Returns

Six Months	-0.74%
One Year	-0.10
Five Years	2.86
Ten Years	3.75

Portfolio Manager: Adam A Weigold, CFA

Rating Distribution*8

By total investments

*The rating distribution presented above includes the ratings of securities held by special purpose vehicles in which the Fund holds a residual interest. See Note 1I to the Fund's financial statements. Absent such securities, the Fund's rating distribution at March 31, 2008, is as follows, and the average rating is AA+:

AAA	66.3%	BBB	6.2%
AA	4.2%	Not Rated	1.4%
A	21.9%

Fund Statistics9

  Number of Issues: 49
  Average Maturity: 22.8 years
  Average Effective Maturity: 19.6 years
  Average Call Protection: 8.8 years
  Average Dollar Price: $90.61

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or offering price (as applicable) with all distributions reinvested. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

1 Average Annual Total Returns do not include the 4.75% maximum sales charge for Class A shares or the applicable contingent deferred sales charges (CDSC) for Class B and Class C shares. If sales charges were deducted, the returns would be lower. SEC Average Annual Total Returns for Class A reflect the maximum 4.75% sales charge. SEC Average Annual Total Returns for Class B reflect the applicable CDSC based on the following schedule: 5% - 1st and 2nd years; 4% - 3rd year; 3% - 4th year; 2% - 5th year; 1% - 6th year. SEC Average Annual Total Returns for Class C reflect a 1% CDSC for the first year. 2 Source: Prospectus dated 12/1/07. Includes interest expense of 0.25% relating to the Fund's liability with respect to floating rate notes held by third parties in conjunction with inverse floater securities transactions by the Fund. The Fund also records offsetting interest income relating to the municipal obligation underlying such transactions, and as a result net asset value and performance have not been affected by this expense. 3 The Fund's distribution rate represents actual distributions paid to shareholders and is calculated by dividing the last distribution per share (annualized) by the net asset value. 4 Taxable-equivalent figures assume a maximum 39.23% combined federal and state income tax rate. A lower tax rate would result in lower taxable-equivalent figures. 5 The Fund's SEC yield is calculated by dividing the net investment income per share for the 30-day period by the offering price at the end of the period and annualizing the result. 6 It is not possible to invest directly in an Index. The Index's total return does not reflect the expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. Index performance is available as of month end only. 7 The Lipper Averages are the average annual total returns, at net asset value, of the funds that are in the same Lipper Classification as the Fund. It is not possible to invest in a Lipper Classification. Lipper Classifications may include insured and uninsured funds, as well as leveraged and unleveraged funds. The Lipper Other States Municipal Debt Funds Classification contained 74, 74, 71 and 52 funds for the 6-month, 1-year, 5-year and 10-year periods, respectively. Lipper Averages are available as of month end only. 8 Rating Distribution is determined by dividing the total market value of the issues by the total investments of the Fund. 9 Fund holdings information excludes securities held by special purpose vehicles in which the Fund holds a residual interest. See Note 1I to the Fund’s financial statements.

Eaton Vance Municipals Funds a s o f M a r c h 3 1 , 2 0 0 8 F U N D E X P E N S E S

Example: As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and redemption fees (if applicable); and (2) ongoing costs, including management fees; distribution or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (October 1, 2007 – March 31, 2008).

Actual Expenses: The first section of each table below provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes: The second section of each table below provides information about hypothetical account values and hypothetical expenses based on the actual Fund expense ratio and an assumed rate of return of 5% per year (before expenses), which is not the actual return of the Fund. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in each table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees (if applicable). Therefore, the second section of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Eaton Vance California Municipals Fund

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
	(10/1/07)	(3/31/08)	(10/1/07 – 3/31/08)

Actual*
Class A	$1,000.00	$955.20	$5.72
Class B	$1,000.00	$952.10	$9.37
Class C	$1,000.00	$952.10	$9.37
Class I	$1,000.00	$1,041.70	$0.74

Hypothetical**
(5% return per year before expenses)
Class A	$1,000.00	$1,019.20	$5.91
Class B	$1,000.00	$1,015.40	$9.67
Class C	$1,000.00	$1,015.40	$9.67
Class I	$1,000.00	$1,020.40	$4.65

*	Class I had not commenced operations as of October 1, 2007. Actual expenses are equal to the Fund’s annualized expense ratio of 1.17% for Class A shares, 1.92% for Class B shares, 1.92% for Class C shares and 0.92% for Class I shares, multiplied by the average account value over the period, multiplied by 183/366 for Class A, Class B and Class C (to reflect the one-half year period) and by 29/366 for Class I (to reflect the period from commencement of operations on March 3, 2008 to March 31, 2008). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on September 30, 2007 (February 29, 2008 for Class I).

**	Hypothetical expenses are equal to the Fund’s annualized expense ratio of 1.17% for Class A shares, 1.92% for Class B shares, 1.92% for Class C shares and 0.92% for Class I shares multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on September 30, 2007.

Eaton Vance Municipals Funds a s o f M a r c h 3 1 , 2 0 0 8 F U N D E X P E N S E S C O N T ’ D

	Eaton Vance Florida Plus Municipals Fund

	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	(10/1/07)	(3/31/08)	(10/1/07 – 3/31/08)

Actual
Class A	$1,000.00	$941.10	$6.21
Class B	$1,000.00	$936.70	$9.83
Class C	$1,000.00	$936.70	$9.83

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,018.60	$6.46
Class B	$1,000.00	$1,014.90	$10.23
Class C	$1,000.00	$1,014.90	$10.23

*

Expenses are equal to the Fund’s annualized expense ratio of 1.28% for Class A shares, 2.03% for Class B shares and 2.03% for Class C shares, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on September 30, 2007.

	Eaton Vance Massachusetts Municipals Fund

	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	(10/1/07)	(3/31/08)	(10/1/07 – 3/31/08)

Actual
Class A	$1,000.00	$936.60	$4.84
Class B	$1,000.00	$931.90	$8.45
Class C	$1,000.00	$932.90	$8.46
Class I	$1,000.00	$937.50	$3.88

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,020.00	$5.05
Class B	$1,000.00	$1,016.30	$8.82
Class C	$1,000.00	$1,016.30	$8.82
Class I	$1,000.00	$1,021.00	$4.04

*	Expenses are equal to the Fund’s annualized expense ratio of 1.00% for Class A shares, 1.75% for Class B shares, 1.75% for Class C shares and 0.80% for Class I shares, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the next asset value per share determined at the close of business on September 30, 2007.

Eaton Vance Municipals Funds a s o f M a r c h 3 1 , 2 0 0 8 F U N D E X P E N S E S C O N T ’ D

	Eaton Vance Mississippi Municipals Fund

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
	(10/1/07)	(3/31/08)	(10/1/07 – 3/31/08)

Actual*
Class A	$1,000.00	$979.90	$5.00
Class B	$1,000.00	$976.00	$8.69
Class C	$1,000.00	$979.10	$5.66

Hypothetical**
(5% return per year before expenses)
Class A	$1,000.00	$1,020.00	$5.10
Class B	$1,000.00	$1,016.20	$8.87
Class C	$1,000.00	$1,016.20	$8.87

*	Class C had not commenced operations as of October 1, 2007. Actual expenses are equal to the Fund’s annualized expense ratio of 1.01% for Class A shares, 1.76% for Class B shares and 1.76% for Class C shares, multiplied by the average account value over the period, multiplied by 183/366 for Class A and Class B (to reflect the one-half year period) and by 119/366 for Class C (to reflect the period from commencement of operations on December 4, 2007 to March 31, 2008). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on September 30, 2007 (December 3, 2007 for Class C).

**	Hypothetical expenses are equal to the Fund’s annualized expense ratio of 1.01% for Class A shares, 1.76% for Class B shares and 1.76% for Class C shares, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on September 30, 2007.

Eaton Vance Municipals Funds a s o f M a r c h 3 1 , 2 0 0 8 F U N D E X P E N S E S C O N T ’ D

	Eaton Vance New York Municipals Fund

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
	(10/1/07)	(3/31/08)	(10/1/07 – 3/31/08)

Actual*
Class A	$1,000.00	$948.40	$5.75
Class B	$1,000.00	$944.80	$9.38
Class C	$1,000.00	$944.60	$9.38
Class I	$1,000.00	$1,036.10	$0.79

Hypothetical**
(5% return per year before expenses)
Class A	$1,000.00	$1,019.10	$5.96
Class B	$1,000.00	$1,015.40	$9.72
Class C	$1,000.00	$1,015.40	$9.72
Class I	$1,000.00	$1,010.05	$4.95

*	Class I had not commenced operations as of October 1, 2007. Actual expenses are equal to the Fund’s annualized expense ratio of 1.18% for Class A shares, 1.93% for Class B shares, 1.93% for Class C shares and 0.98% for Class I shares, multiplied by the average account value over the period, multiplied by 183/366 for Class A, Class B and Class C (to reflect the one-half year period) and by 29/366 for Class I (to reflect the period from commencement of operations on March 3, 2008 to March 31, 2008). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on September 30, 2007 (February 29, 2008 for Class I).

**	Hypothetical expenses are equal to the Fund’s annualized expense ratio of 1.18% for Class A shares, 1.93% for Class B shares, 1.93% for Class C shares and 0.98% for Class I shares, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset per share determined at the close of business on September 30, 2007.

Eaton Vance Municipals Funds a s o f M a r c h 3 1 , 2 0 0 8 F U N D E X P E N S E S C O N T ’ D

	Eaton Vance Ohio Municipals Fund

	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	(10/1/07)	(3/31/08)	(10/1/07 – 3/31/08)

Actual
Class A	$1,000.00	$964.70	$4.91
Class B	$1,000.00	$961.00	$8.58
Class C	$1,000.00	$961.00	$8.58

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,020.00	$5.05
Class B	$1,000.00	$1,016.30	$8.82
Class C	$1,000.00	$1,016.30	$8.82

*	Expenses are equal to the Fund’s annualized expense ratio of 1.00% for Class A shares, 1.75% for Class B shares and 1.75% for Class C shares, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset per share determined at the close of business on September 30, 2007.

	Eaton Vance Rhode Island Municipals Fund

	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	(10/1/07)	(3/31/08)	(10/1/07 – 3/31/08)

Actual
Class A	$1,000.00	$959.40	$4.60
Class B	$1,000.00	$956.00	$8.26
Class C	$1,000.00	$956.10	$8.26

Hypothetical
(5% return per year before expenses)
Class A	$1,000.00	$1,020.30	$4.75
Class B	$1,000.00	$1,016.60	$8.52
Class C	$1,000.00	$1,016.60	$8.52

*	Expenses are equal to the Fund’s annualized expense ratio of 0.94% for Class A shares, 1.69% for Class B shares and 1.69% for Class C shares, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on September 30, 2007.

Eaton Vance Municipals Funds a s o f M a r c h 3 1 , 2 0 0 8 F U N D E X P E N S E S C O N T ’ D

	Eaton Vance West Virginia Municipals Fund

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
	(10/1/07)	(3/31/08)	(10/1/07 – 3/31/08)

Actual*
Class A	$1,000.00	$938.60	$4.70
Class B	$1,000.00	$935.30	$8.32
Class C	$1,000.00	$947.10	$5.44

Hypothetical**
(5% return per year before expenses)
Class A	$1,000.00	$1,020.20	$4.90
Class B	$1,000.00	$1,016.40	$8.67
Class C	$1,000.00	$1,016.40	$8.67

*	Class C had not commenced operations as of October 1, 2007. Actual expenses are equal to the Fund’s annualized expense ratio of 0.97% for Class A shares, 1.72% for Class B shares and 1.72% for Class C shares, multiplied by the average account value over the period, multiplied by 183/366 for Class A and Class B (to reflect the one-half year period) and by 119/366 for Class C (to reflect the period from commencement of operations on December 4, 2007 to March 31, 2008). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on September 30, 2007 (December 3, 2007 for Class C).

**	Hypothetical expenses are equal to the Fund’s annualized expense ratio of 0.97% for Class A shares, 1.72% for Class B shares and 1.75% for Class C shares, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period). The Example assumes that the $1,000 was invested at the net asset value per share determined at the close of business on September 30, 2007.

Eaton Vance California Municipals Fund a s o f M a r c h 3 1 , 2 0 0 8 P O R T F O L I O O F I N V E S T M E N T S ( U n a u d i t e d )

Ta x - E x e m p t I n v e s t m e n t s — 1 1 0 . 0%

Principal Amount
(000’s omitted)	Security	Value

Education — 3.6%

$ 3,500	California Educational Facilities Authority,
	(Lutheran University), 5.00%, 10/1/29	$ 3,182,445
2,500	California Educational Facilities Authority,
	(Santa Clara University), 5.25%, 9/1/26	2,563,625
4,000	California Educational Facilities Authority,
	(Stanford University), 5.25%, 12/1/32	4,050,840

		$ 9,796,910

Electric Utilities — 1.1%

$ 3,000	Chula Vista, (San Diego Gas), (AMT), 5.00%, 12/1/27	$ 2,834,640

		$ 2,834,640

Escrowed / Prerefunded — 7.3%

$ 1,000	Sacramento County, Single Family, (GNMA), (AMT),
	Escrowed to Maturity, 8.25%, 1/1/21	$ 1,360,480
11,285	Sacramento County, Single Family, (GNMA), (AMT),
	Escrowed to Maturity, 8.50%, 11/1/16	15,210,149
5,765	San Joaquin Hills Transportation Corridor Agency,
	Toll Road Bonds, Escrowed to Maturity, 0.00%, 1/1/26	2,374,603
625	Santa Margarita Water District, Prerefunded to 9/1/09,
	6.20%, 9/1/20	674,731

		$ 19,619,963

General Obligations — 7.8%

$ 2,250	California, 4.75%, 6/1/35	$ 2,122,132
4,000	California, 5.50%, 3/1/27	4,161,040
2,500	California, 5.50%, 11/1/33	2,553,175
2,600	California, (AMT), 5.05%, 12/1/36	2,359,110
10,000	San Francisco Bay Area Rapid Transit District,
	(Election of 2004), 4.75%, 8/1/37	9,782,500

		$ 20,977,957

Hospital — 15.9%

$ 1,000	California Health Facilities Financing Authority,
	(Catholic Healthcare West), 5.25%, 7/1/23	$ 1,010,790
5,600	California Health Facilities Financing Authority,
	(Cedars-Sinai Medical Center), 5.00%, 11/15/34	5,258,960
2,900	California Health Facilities Financing Authority,
	(Kaiser Permanente), 5.00%, 4/1/37	2,689,054
4,000	California Health Facilities Financing Authority,
	(Marshall Medical Center), 5.00%, 11/1/33	3,733,680
1,480	California Health Facilities Financing Authority,
	(Sutter Health), Variable Rate, 13.52%, 11/15/46(1)(2)	1,278,631

Principal Amount
(000’s omitted)	Security	Value

Hospital (continued)

$ 2,250	California Infrastructure and Economic Development Bank,
	(Kaiser Hospital), 5.50%, 8/1/31	$ 2,259,607
6,500	California Statewide Communities Development Authority,
	(Huntington Memorial Hospital), 5.00%, 7/1/35	6,130,670
2,500	California Statewide Communities Development Authority,
	(John Muir Health), 5.00%, 8/15/34	2,363,450
2,500	California Statewide Communities Development Authority,
	(John Muir Health), 5.00%, 8/15/36	2,352,050
1,700	California Statewide Communities Development Authority,
	(Kaiser Permanente), 5.00%, 3/1/41	1,565,241
1,850	California Statewide Communities Development Authority,
	(Kaiser Permanente), 5.50%, 11/1/32	1,861,063
1,500	California Statewide Communities Development Authority,
	(Sonoma County Indian Health), 6.40%, 9/1/29	1,527,165
2,700	San Benito Health Care District, 5.40%, 10/1/20	2,569,212
1,000	Torrance Hospital, (Torrance Memorial Medical Center),
	5.50%, 6/1/31	997,320
1,650	Turlock, (Emanuel Medical Center, Inc.),
	5.375%, 10/15/34	1,485,676
5,000	Washington Township Health Care District,
	5.00%, 7/1/37	4,634,600
1,250	Washington Township Health Care District,
	5.25%, 7/1/29	1,234,912

		$ 42,952,081

Housing — 0.7%

$ 1,384	Commerce (Hermitage III Senior Apartments),
	6.50%, 12/1/29	$ 1,400,796
417	Commerce (Hermitage III Senior Apartments),
	6.85%, 12/1/29	418,099

		$ 1,818,895

Industrial Development Revenue — 1.5%

$ 2,750	California Pollution Control Financing Authority,
	(Browning Ferris Industries), (AMT), 5.80%, 12/1/16	$ 2,565,860
1,700	California Pollution Control Financing Authority,
	(Solid Waste Disposal), (AMT), 5.40%, 4/1/25	1,552,508

		$ 4,118,368

Insured-Electric Utilities — 10.4%

$ 4,815	Anaheim Public Financing Authority, (Electric System
	Distribution Facilities), (MBIA), 4.50%, 10/1/32	$ 4,420,411
5,000	California Pollution Control Financing Authority, Pollution
Control Revenue, (Pacific Gas and Electric), (MBIA), (AMT),
	5.35%, 12/1/16	5,203,600
9,000	Northern California Power Agency, (Hydroelectric), (MBIA),
	5.125%, 7/1/23(3)	9,099,960

S e e   n o t e s   t o   f i n a n c i a l   s t a t e m e n t s

Eaton Vance California Municipals Fund a s o f M a r c h 3 1 , 2 0 0 8 P O R T F O L I O O F I N V E S T M E N T S ( U n a u d i t e d ) C O N T ’ D

Principal Amount
(000’s omitted)	Security	Value

Insured-Electric Utilities (continued)

$ 2,000	Puerto Rico Electric Power Authority, (FGIC),
	5.25%, 7/1/34	$ 1,922,740
2,250	Puerto Rico Electric Power Authority, (FGIC),
	5.25%, 7/1/35	2,158,582
7,070	Southern California Public Power Authority,
	(Transmission Project), (MBIA), 0.00%, 7/1/15	5,254,707

		$ 28,060,000

Insured-Escrowed / Prerefunded — 5.5%

$ 2,500	California Infrastructure and Economic Development, (Bay
Area Toll Bridges), (AMBAC), Prerefunded to 1/1/28,
	5.00%, 7/1/33(4)	$ 2,590,725
5,000	California Infrastructure and Economic Development, (Bay
	Area Toll Bridges), (FGIC), Prerefunded to 1/1/28,
	5.00%, 7/1/29	5,181,450
15,000	Foothill/Eastern Corridor Agency, Toll Road Bonds, (FSA),
	Escrowed to Maturity, 0.00%, 1/1/28	5,484,150
1,500	Puerto Rico Electric Power Authority, (FSA), Prerefunded to
	7/1/10, 5.25%, 7/1/29(3)	1,612,570

		$ 14,868,895

Insured-General Obligations — 8.0%

$ 2,000	Allan Hancock, (Joint Community College), (FSA),
	4.375%, 8/1/31	$ 1,828,080
3,500	California, (AGC), 4.50%, 8/1/30	3,256,610
6,500	Los Angeles Unified School District, (Election of 2005),
	(FSA), 4.75%, 7/1/32(3)	6,348,654
2,285	Merced Unified School District, (FGIC), 0.00%, 8/1/19	1,299,845
3,300	Puerto Rico, (FSA), Variable Rate, 8.62%, 7/1/27(1)(2)	3,866,313
4,500	San Diego Unified School District, (MBIA),
	5.50%, 7/1/24(3)	4,970,565

		$ 21,570,067

Insured-Hospital — 2.8%

$ 2,550	California Statewide Communities Development Authority,
	(Children’s Hospital Los Angeles), (MBIA),
	5.25%, 8/15/29	$ 2,566,269
4,920	California Statewide Communities Development Authority,
	(Sutter Health), (FSA), 5.75%, 8/15/27(3)	5,090,904

		$ 7,657,173

Insured-Lease Revenue / Certificates of
Participation — 4.8%

$ 6,500	Anaheim Public Financing Authority, (Public Improvements),
	(FSA), 0.00%, 9/1/22	$ 3,096,600
11,280	Anaheim Public Financing Authority, (Public Improvements),
	(FSA), 0.00%, 9/1/30	3,214,010

Principal Amount
(000’s omitted)	Security	Value

Insured-Lease Revenue / Certificates of
Participation (continued)

$ 5,000	Los Angeles County, (Disney Parking), (AMBAC),
	0.00%, 9/1/17	$ 3,268,700
5,370	Los Angeles County, (Disney Parking), (AMBAC),
	0.00%, 3/1/18	3,385,033

		$ 12,964,343

Insured-Other Revenue — 2.1%

$ 2,750	Golden State Tobacco Securitization Corp., (AGC),
	5.00%, 6/1/45	$ 2,668,517
3,145	Golden State Tobacco Securitization Corp., (FGIC),
	5.00%, 6/1/38	2,962,936

		$ 5,631,453

Insured-Special Tax Revenue — 4.2%

$ 2,565	Ceres Redevelopment Agency, (Ceres Redevelopment
	Project Area No. 1), (AMBAC), 4.00%, 11/1/31	$ 2,118,382
5,000	Puerto Rico Infrastructure Financing Authority, (AMBAC),
	5.50%, 7/1/27	5,243,000
4,540	San Francisco Bay Area Rapid Transportation District,
	Sales Tax Revenue, (FSA), 4.25%, 7/1/36	3,913,208

		$ 11,274,590

Insured-Transportation — 4.8%

$ 9,420	Alameda Corridor Transportation Authority, (MBIA),
	0.00%, 10/1/33	$ 2,169,426
4,320	Los Angeles County Metropolitan Transportation Authority,
	(AMBAC), 5.00%, 7/1/23(3)	4,368,470
40	Puerto Rico Highway and Transportation Authority, (FSA),
	5.25%, 7/1/32	41,279
5,460	Puerto Rico Highway and Transportation Authority, (FSA),
	5.25%, 7/1/32(3)	5,634,611
1,800	San Joaquin Hills Transportation Corridor Agency,
	Toll Road Bonds, (MBIA), 0.00%, 1/15/24	720,936

		$ 12,934,722

Insured-Water and Sewer — 9.3%

$ 1,750	Calleguas Las Virgenes Public Financing Authority,
	(Municipal Water District), (MBIA), 4.25%, 7/1/32	$ 1,552,233
8,000	Clovis Public Financing Authority, Wastewater Revenue,
	(AMBAC), 4.50%, 8/1/38	7,251,200
6,225	Los Angeles Department of Water and Power, (FSA),
	4.75%, 7/1/36	6,045,471
1,680	Los Angeles Department of Water and Power, (MBIA),
	3.00%, 7/1/30	1,211,952
4,800	San Diego County Water Authority, (FGIC),
	5.542%, 4/22/09	4,989,360

S e e   n o t e s   t o   f i n a n c i a l   s t a t e m e n t s

Eaton Vance California Municipals Fund a s o f M a r c h 3 1 , 2 0 0 8 P O R T F O L I O O F I N V E S T M E N T S ( U n a u d i t e d ) C O N T ’ D

Principal Amount
(000’s omitted)	Security	Value

Insured-Water and Sewer (continued)

$ 600	San Diego County Water Authority, (FGIC), Variable Rate,
	9.681%, 4/22/09(5)	$ 647,340
4,135	San Francisco City and County Public Utilities Commission,
	(FSA), 4.25%, 11/1/33	3,671,384

		$ 25,368,940

Lease Revenue / Certificates of Participation — 9.0%

$ 5,000	California Public Works, (University of California),
	5.25%, 6/1/20	$ 5,434,150
5,115	Los Angeles County, (Disney Parking), 0.00%, 3/1/16	3,521,319
1,925	Los Angeles County, (Disney Parking), 0.00%, 3/1/17	1,247,997
3,100	Los Angeles County, (Disney Parking), 0.00%, 3/1/20	1,656,640
6,090	Pasadena Parking Facility, 6.25%, 1/1/18	6,963,489
5,000	Sacramento City Financing Authority, 5.40%, 11/1/20	5,423,050

		$ 24,246,645

Other Revenue — 2.1%

$ 615	California Infrastructure and Economic Development Bank,
	(Performing Arts Center of Los Angeles), 5.00%, 12/1/32	$ 594,072
920	California Infrastructure and Economic Development Bank,
	(Performing Arts Center of Los Angeles), 5.00%, 12/1/37	884,203
2,410	Golden State Tobacco Securitization Corp., 5.75%, 6/1/47	2,135,935
2,100	Puerto Rico Infrastructure Financing Authority,
	5.50%, 10/1/34	2,182,068

		$ 5,796,278

Senior Living / Life Care — 0.4%

$ 250	California Statewide Communities Development Authority,
	(Senior Living - Presbyterian Homes), 4.75%, 11/15/26	$ 221,373
1,000	California Statewide Communities Development Authority,
	(Senior Living - Presbyterian Homes), 4.875%, 11/15/36	842,180

		$ 1,063,553

Special Tax Revenue — 8.1%

$ 2,500	Bonita Canyon Public Financing Authority,
	5.375%, 9/1/28	$ 2,335,450
415	Brentwood Infrastructure Financing Authority,
	5.00%, 9/2/26	356,460
665	Brentwood Infrastructure Financing Authority,
	5.00%, 9/2/34	541,609
1,810	Corona Public Financing Authority, 5.80%, 9/1/20	1,790,199
985	Fairfield Improvement Bond Act of 1915,
	(North Cordelia District), 7.375%, 9/2/18	1,022,420

Principal Amount
(000’s omitted)	Security	Value

Special Tax Revenue (continued)

$ 2,110	Lincoln Public Financing Authority, Improvement
	Bond Act of 1915, (Twelve Bridges), 6.20%, 9/2/25	$ 2,132,134
1,430	Moreno Valley Unified School District, 5.95%, 9/1/34	1,338,923
6,475	Puerto Rico Sales Tax Financing, 5.25%, 8/1/57	6,035,348
1,675	Santa Margarita Water District, 6.20%, 9/1/20	1,713,425
1,000	Santaluz Community Facilities District No. 2,
	6.20%, 9/1/30	1,000,830
350	Temecula Unified School District, 5.00%, 9/1/27	308,879
535	Temecula Unified School District, 5.00%, 9/1/37	448,293
1,000	Torrance Redevelopment Agency, 5.625%, 9/1/28	916,030
1,000	Tustin Community Facilities District, 6.00%, 9/1/37	937,830
900	Whittier Public Financing Authority, (Greenleaf Avenue
	Redevelopment), 5.50%, 11/1/23	892,980

		$ 21,770,810

Water and Sewer — 0.6%

$ 1,740	Metropolitan Water District of Southern California
	(Waterworks Revenue Authorization), 4.75%, 7/1/36(3)	$ 1,702,808

		$ 1,702,808

Total Tax-Exempt Investments — 110.0%
(identified cost $294,822,793)		$297,029,091

Other Assets, Less Liabilities — (10.0)%		$ (26,965,520)

Net Assets — 100.0%		$270,063,571

AGC - Assured Guaranty Corp.

AMBAC - AMBAC Financial Group, Inc.

AMT - Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative Minimum Tax.

FGIC - Financial Guaranty Insurance Company

FSA - Financial Security Assurance, Inc.

GNMA - Government National Mortgage Association (Ginnie Mae)

MBIA - Municipal Bond Insurance Association

S e e   n o t e s   t o   f i n a n c i a l   s t a t e m e n t s

Eaton Vance California Municipals Fund a s o f M a r c h 3 1 , 2 0 0 8 P O R T F O L I O O F I N V E S T M E N T S ( U n a u d i t e d ) C O N T ’ D

The Fund invests primarily in debt securities issued by California municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at March 31, 2008, 47.2% of total investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by an individual financial institution ranged from 2.0% to 16.8% of total investments.

(1)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2008, the aggregate value of the securities is $5,144,944 or 1.9% of the Fund’s net assets.

(2)	Security has been issued as a leveraged inverse floater bond. The stated interest rate represents the rate in effect at March 31, 2008.

(3)	Security represents the underlying municipal obligation of an inverse floating rate obligation held by the Fund.

(4)	Security (or a portion thereof) has been segregated to cover margin requirements on open financial futures contracts.

(5)	Security has been issued as an inverse floater bond. The stated interest rate represents the rate in effect at March 31, 2008.

S e e n o t e s t o f i n a n c i a l s t a t e m e n t s

Eaton Vance Florida Plus Municipals Fund a s o f M a r c h 3 1 , 2 0 0 8 P O R T F O L I O O F I N V E S T M E N T S ( U n a u d i t e d )

Ta x - E x e m p t I n v e s t m e n t s — 1 0 8 . 0%

Principal Amount
(000’s omitted)	Security	Value

Electric Utilities — 0.6%

$ 1,150	Salt River Project, AZ, Agricultural Improvements and
	Power District, 5.00%, 1/1/38	$ 1,155,198

		$ 1,155,198

Escrowed / Prerefunded — 1.7%

$ 615	Florida Mid-Bay Bridge Authority, Escrowed to Maturity,
	6.10%, 10/1/22	$ 698,523
1,675	Florida Mid-Bay Bridge Authority, Escrowed to Maturity,
	6.875%, 10/1/22	2,070,166
605	Vista Lakes Community Development District,
	Prerefunded to 5/1/10, 7.20%, 5/1/32	659,759

		$ 3,428,448

Health Care-Miscellaneous — 0.5%

$ 1,003	Osceola County Industrial Development Authority,
	Community Provider Pooled Loan, 7.75%, 7/1/17	$ 1,003,391

		$ 1,003,391

Hospital — 5.7%

$ 1,150	California Health Facilities Financing Authority,
	(Kaiser Permanente), 5.00%, 4/1/37	$ 1,066,349
1,450	Massachusetts Health and Educational Facilities Authority,
	(Partners Healthcare Systems), 5.00%, 7/1/32	1,443,837
2,500	Michigan Hospital Finance Authority,
	(Henry Ford Health System), 5.00%, 11/15/38	2,286,450
3,170	Michigan Hospital Finance Authority,
	(Henry Ford Health System), 5.25%, 11/15/32	3,053,249
1,235	South Miami Health Facilities Authority, (Baptist Health),
	5.00%, 8/15/42	1,158,097
2,500	West Orange Health Care District, 5.80%, 2/1/31	2,525,400

		$ 11,533,382

Housing — 2.8%

$ 1,515	Capital Trust Agency, (Atlantic Housing Foundation),
	5.30%, 7/1/35	$ 1,302,097
1,720	Florida Capital Projects Finance Authority, Student Housing
Revenue, (Florida University), Prerefunded to 8/15/10,
	7.75%, 8/15/20	1,925,557
410	Florida Housing Finance Authority, (AMT), 6.35%, 7/1/28	415,781
65	Florida Housing Finance Authority, (FHA), 6.35%, 6/1/14	65,112

Principal Amount
(000’s omitted)	Security	Value

Housing (continued)

$ 1,680	Massachusetts Housing Finance Agency, (AMT),
	5.30%, 12/1/37	$ 1,559,359
485	Orange County Housing Finance Authority, (AMT),
	6.60%, 4/1/28	489,132

$ 5,757,038

Industrial Development Revenue — 5.8%

$ 2,314	Broward County, (Lynxs Cargoport), (AMT),
	6.75%, 6/1/19	$ 2,248,730
2,460	Capital Trust Agency, (Fort Lauderdale Project), (AMT),
	5.75%, 1/1/32	2,246,866
5,000	Liberty Development Corp., NY, (Goldman Sachs Group, Inc.),
	5.25%, 10/1/35(1)	5,065,800
2,400	St. John Baptist Parish, LA, (Marathon Oil Corp.),
	5.125%, 6/1/37	2,119,680

$ 11,681,076

Insured-Education — 1.9%

$ 3,800	University of Vermont and State Agricultural College,
	(MBIA), 5.00%, 10/1/40	$ 3,750,676

$ 3,750,676

Insured-Electric Utilities — 0.6%

$ 1,350	Puerto Rico Electric Power Authority, (FGIC),
	5.25%, 7/1/34	$ 1,297,849

$ 1,297,849

Insured-Escrowed / Prerefunded — 4.2%

$ 7,830	Orange County Tourist Development Tax, (AMBAC),
	Prerefunded to 4/1/12, 5.125%, 10/1/30(1)	$ 8,491,244

$ 8,491,244

Insured-General Obligations — 9.2%

$ 1,035	King County, WA, Public Hospital District No. 1, (AGC),
	5.00%, 12/1/37	$ 1,025,447
2,065	Monroe Township, NJ, Board of Education,
	Middlesex County, (AGC), 4.75%, 3/1/38	2,003,938
6,545	Portage, MI, Public Schools, (FSA), 5.00%, 5/1/31	6,580,801
1,660	Port Arthur, TX, Independent School District, (AGC),
	4.75%, 2/15/38	1,590,927
2,700	Puerto Rico, (MBIA), 5.50%, 7/1/20	2,884,923
10,655	San Juan, CA, Unified School District, (FSA), 0.00%, 8/1/24	4,534,129

$ 18,620,165

S e e   n o t e s    t o    f i n a n c i a l   s t a t e m e n t s

Eaton Vance Florida Plus Municipals Fund a s o f M a r c h 3 1 , 2 0 0 8 P O R T F O L I O O F I N V E S T M E N T S ( U n a u d i t e d ) C O N T ’ D

Principal Amount
(000’s omitted)	Security	Value

Insured-Health Care-Miscellaneous — 0.0%

$ 19	Osceola County Industrial Development Authority,
	Community Provider Pooled Loan-93 Program, (FSA),
	7.75%, 7/1/10	$ 19,244

		$ 19,244

Insured-Hospital — 8.3%

$ 965	Maryland Health and Higher Educational Facilities Authority,
	(Lifebridge Health), (AGC), 4.75%, 7/1/38	$ 918,844
35	Maryland Health and Higher Educational Facilities Authority,
	(Lifebridge Health), (AGC), 4.75%, 7/1/42	32,970
6,340	Maryland Health and Higher Educational Facilities Authority,
	(Lifebridge Health), (AGC), 4.75%, 7/1/42(1)	5,972,312
9,560	Sarasota County Public Hospital Board, (Sarasota Memorial
	Hospital), (MBIA), 5.50%, 7/1/28	9,842,880

		$ 16,767,006

Insured-Housing — 1.5%

$ 3,000	Florida Housing Finance Authority, (Brittany of Rosemont),
	(AMBAC), (AMT), 6.875%, 8/1/26	$ 3,002,610

		$ 3,002,610

Insured-Lease Revenue / Certificates of
Participation — 3.1%

$ 3,300	Puerto Rico Public Finance Corp., (AMBAC),
	5.125%, 6/1/24	$ 3,421,308
2,775	Scago, SC, Educational Facility Corp., Pickens School District,
	(FSA), 5.00%, 12/1/24	2,819,705

		$ 6,241,013

Insured-Special Tax Revenue — 13.9%

$ 5,895	Baton Rouge, LA, Public Improvement, (FSA),
	4.25%, 8/1/32	$ 5,185,714
1,535	Louisiana Gas and Fuels Tax, (FGIC), (FSA),
	5.00%, 5/1/41	1,515,352
3,910	Massachusetts Bay Transportation Authority,
	Revenue Assessment, (MBIA), 4.00%, 7/1/33	3,278,457
14,715	Metropolitan Pier and Exposition Authority, IL,
	(McCormick Place Expansion), (MBIA), 0.00%, 12/15/24	6,131,152
1,575	Miami-Dade County, Special Obligation, (MBIA),
	0.00%, 10/1/36	300,904
6,630	Miami-Dade County, Special Obligation, (MBIA),
	0.00%, 10/1/37	1,192,074
5,000	Miami-Dade County, Special Obligation, (MBIA),
	0.00%, 10/1/38	846,200
10,000	Miami-Dade County, Special Obligation, (MBIA),
	0.00%, 10/1/39	1,590,800
10,055	Miami-Dade County, Special Obligation, (MBIA),
	0.00%, 10/1/40	1,504,127

Principal Amount
(000’s omitted)	Security	Value

Insured-Special Tax Revenue (continued)

$ 870	Opa-Locka Sales Tax, (FGIC), 7.00%, 1/1/14	$ 873,132
4,000	Sunrise Public Facilities, (MBIA), 0.00%, 10/1/15	2,937,960
4,140	Sunrise Public Facilities, (MBIA), 0.00%, 10/1/16	2,876,969

		$ 28,232,841

Insured-Transportation — 18.2%

$ 4,405	Central Puget Sound Regional Transportation Authority, WA,
	Sales Revenue, (FSA), 5.00%, 11/1/34	$ 4,424,778
1,400	Chicago, IL, (O’Hare International Airport), (FSA),
	4.50%, 1/1/38	1,262,912
2,070	Chicago, IL, (O’Hare International Airport), (FSA),
	5.00%, 1/1/38(2)	2,050,853
1,075	Florida Turnpike Authority, (FSA), 4.50%, 7/1/28	1,014,822
8,580	Florida Turnpike Authority, Water & Sewer Revenue,
	(Department of Transportation), (FGIC), 4.50%, 7/1/27	8,093,514
2,050	Metropolitan Atlanta Rapid Transit Authority, GA, (FSA),
	5.00%, 7/1/34	2,060,393
7,680	Miami-Dade County, Aviation Revenue, (Miami International
	Airport), (CIFG), (AMT), 5.00%, 10/1/38	7,179,648
2,000	Orlando and Orange County Expressway Authority, (FGIC),
	8.25%, 7/1/14	2,535,420
2,615	Port Authority of New York and New Jersey, (FSA),
	5.00%, 8/15/33	2,642,144
1,100	Port Palm Beach District, (Public Improvements), (XLCA),
	0.00%, 9/1/22	526,262
1,100	Port Palm Beach District, (Public Improvements), (XLCA),
	0.00%, 9/1/23	492,569
4,500	Puerto Rico Highway and Transportation Authority, (AMBAC),
	5.25%, 7/1/38	4,520,025

		$ 36,803,340

Insured-Water and Sewer — 8.3%

$ 7,190	Austin, TX, Water and Wastewater System, (FSA),
	5.00%, 11/15/34	$ 7,199,563
860	Miami Beach, Storm Water, (FGIC), 5.375%, 9/1/30	867,559
2,200	Pearland, TX, Waterworks and Sewer Systems, (FSA),
	4.50%, 9/1/34	2,018,786
2,600	Tampa Bay Water Utility System, (FGIC),
	4.75%, 10/1/27(1)	2,538,826
4,150	Tampa Bay Water Utility System, (FGIC),
	Prerefunded to 10/1/08, 4.75%, 10/1/27(1)	4,252,112

		$ 16,876,846

Nursing Home — 1.7%

$ 3,500	Orange County Health Facilities Authority, (Westminster
	Community Care), 6.60%, 4/1/24	$ 3,528,595

		$ 3,528,595

S e e   n o t e s   t o   f i n a n c i a l   s t a t e m e n t s

Eaton Vance Florida Plus Municipals Fund a s o f M a r c h 3 1 , 2 0 0 8 P O R T F O L I O O F I N V E S T M E N T S ( U n a u d i t e d ) C O N T ’ D

Principal Amount
(000’s omitted)	Security	Value

Senior Living / Life Care — 2.6%

$ 4,070	North Miami Health Care Facilities Authority,
	(Imperial Club), 6.125%, 1/1/42	$ 3,639,313
1,750	Plantation Health Facilities Authority, (Covenant Village
	of Florida), 5.125%, 12/1/22	1,696,363

		$ 5,335,676

Special Tax Revenue — 13.5%

$ 245	Covington Park Community Development District,
	(Capital Improvements), 5.00%, 5/1/21	$ 245,568
1,185	Covington Park Community Development District,
	(Capital Improvements), 5.00%, 5/1/31	1,115,381
515	Dupree Lakes Community Development District,
	5.00%, 11/1/10	497,166
530	Dupree Lakes Community Development District,
	5.00%, 5/1/12	495,820
1,015	Dupree Lakes Community Development District,
	5.375%, 5/1/37	800,236
955	Fishhawk Community Development District,
	6.125%, 5/1/34	915,425
230	Gateway Services Community Development District,
	6.50%, 5/1/33	233,961
655	Heritage Harbor South Community Development District,
	(Capital Improvements), 6.20%, 5/1/35	646,917
475	Heritage Harbor South Community Development District,
	(Capital Improvements), 6.50%, 5/1/34	478,871
1,275	Heritage Springs Community Development District,
	5.25%, 5/1/26	1,184,220
1,100	Lexington Oaks Community Development District,
	7.20%, 5/1/30	1,111,869
180	Longleaf Community Development District,
	6.20%, 5/1/09	179,867
880	New River Community Development District,
	(Capital Improvements), 5.00%, 5/1/13	804,866
360	New River Community Development District,
	(Capital Improvements), 5.35%, 5/1/38	277,240
1,230	North Springs Improvement District, (Heron Bay),
	5.20%, 5/1/27	933,545
6,065	Puerto Rico Sales Tax Financing, 5.25%, 8/1/57	5,653,187
2,270	River Hall Community Development District,
	(Capital Improvements), 5.45%, 5/1/36	1,790,417
970	Southern Hills Plantation I Community Development District,
	5.80%, 5/1/35	855,482
1,670	Sterling Hill Community Development District,
	6.20%, 5/1/35	1,658,844
2,500	Tisons Landing Community Development District,
	5.625%, 5/1/37	2,011,375
2,635	University Square Community Development District,
	6.75%, 5/1/20	2,681,929

Principal Amount
(000’s omitted)	Security	Value

Special Tax Revenue (continued)

$ 400	West Palm Beach Community Redevelopment Agency,
	(Northwood Pleasant Community), 5.00%, 3/1/29	$ 355,944
2,870	West Palm Beach Community Redevelopment Agency,
	(Northwood Pleasant Community), 5.00%, 3/1/35	2,480,398

		$ 27,408,528

Transportation — 3.9%

$ 2,385	Florida Mid-Bay Bridge Authority, 6.10%, 10/1/22	$ 2,413,620
6,000	Metropolitan Transportation Authority, NY,
	4.50%, 11/15/38	5,419,080

		$ 7,832,700

Total Tax-Exempt Investments — 108.0%
(identified cost $222,371,346)		$218,766,866

Other Assets, Less Liabilities — (8.0)%		$ (16,140,804)

Net Assets — 100.0%		$202,626,062

AGC - Assured Guaranty Corp.

AMBAC - AMBAC Financial Group, Inc.

AMT - Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative Minimum Tax.

CIFG - CIFG Assurance North America, Inc. FGIC - Financial Guaranty Insurance Company FHA - Federal Housing Administration FSA - Financial Security Assurance, Inc.

MBIA - Municipal Bond Insurance Association XLCA - XL Capital Assurance, Inc.

At March 31, 2008, the concentration of the Fund’s investments in the various states, determined as a percentage of net assets, is as follows:

Florida 54.7% Others, representing less than 10% individually 53.3%

The Fund invests primarily in debt securities issued by Florida and other state municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at March 31, 2008, 64.0% of total investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by an individual financial institution ranged from 0.5% to 19.8% of total investments.

(1)	Security represents the underlying municipal obligation of an inverse floating rate obligation held by the Fund.

(2)	Security (or a portion thereof) has been segregated to cover margin requirements on open financial futures contracts.

S e e   n o t e s   t o   f i n a n c i a l   s t a t e m e n t s

Eaton Vance Massachusetts Municipals Fund a s o f M a r c h 3 1 , 2 0 0 8 P O R T F O L I O O F I N V E S T M E N T S ( U n a u d i t e d )

Ta x - E x e m p t I n v e s t m e n t s — 1 0 5 . 4%

Principal Amount
(000’s omitted)	Security	Value

Education — 15.9%

$ 5,000	Massachusetts Development Finance Agency,
	(Boston College), Variable Rate, 9.331%, 7/1/42(1)(2)	$ 4,781,300
5,500	Massachusetts Development Finance Agency,
	(Boston University), 5.45%, 5/15/59	5,177,040
4,000	Massachusetts Development Finance Agency,
	(Boston University), 6.00%, 5/15/59	4,101,200
7,500	Massachusetts Development Finance Agency,
	(Dexter School), 5.00%, 5/1/37	7,287,000
1,000	Massachusetts Development Finance Agency,
	(Middlesex School), 5.00%, 9/1/33	974,680
5,000	Massachusetts Development Finance Agency,
	(Smith College), 5.00%, 7/1/35	4,999,600
1,000	Massachusetts Development Finance Agency,
	(Wheeler School), 6.50%, 12/1/29	1,013,890
10,000	Massachusetts Health and Educational Facilities Authority,
	(Berklee College), 5.00%, 10/1/37	9,656,100
1,700	Massachusetts Health and Educational Facilities Authority,
	(Harvard University), 5.125%, 7/15/37	1,706,035
4,000	Massachusetts Health and Educational Facilities Authority,
	(Massachusetts Institute of Technology), 5.25%, 7/1/33(3)	4,267,560
2,000	Massachusetts Industrial Finance Agency,
	(St. John’s High School, Inc.), 5.35%, 6/1/28	1,936,580

		$ 45,900,985

Electric Utilities — 6.3%

$ 8,715	Massachusetts Development Finance Agency, (Dominion
	Energy Brayton Point), (AMT), 5.00%, 2/1/36	$ 7,659,178
3,000	Puerto Rico Electric Power Authority, Series N,
	0.00%, 7/1/17	1,954,710
13,230	Puerto Rico Electric Power Authority, Series O,
	0.00%, 7/1/17	8,620,271

		$ 18,234,159

Escrowed / Prerefunded — 8.6%

$ 545	Massachusetts Health and Educational Facilities Authority,
	(Healthcare System-Covenant Health),
	Prerefunded to 1/1/12, 6.00%, 7/1/22	$ 609,795
20,000	Massachusetts Turnpike Authority, Escrowed to Maturity,
	5.00%, 1/1/20	21,470,600
2,540	Massachusetts Water Resources Authority,
	Escrowed to Maturity, 5.25%, 12/1/15	2,756,433

		$ 24,836,828

Principal Amount
(000’s omitted)	Security	Value

Hospital — 8.6%

$ 1,000	Massachusetts Health and Educational Facilities Authority,
	(Berkshire Health System), 6.25%, 10/1/31	$ 1,026,720
1,320	Massachusetts Health and Educational Facilities Authority,
	(Central New England Health Systems), 6.125%, 8/1/13	1,322,152
2,055	Massachusetts Health and Educational Facilities Authority,
	(Healthcare System-Covenant Health), 6.00%, 7/1/22	2,157,175
11,820	Massachusetts Health and Educational Facilities Authority,
	(Partners Healthcare Systems), 5.00%, 7/1/32(4)	11,769,824
35	Massachusetts Health and Educational Facilities Authority,
	(Partners Healthcare Systems), 5.75%, 7/1/32	35,892
9,000	Massachusetts Industrial Finance Agency,
	(Biomedical Research Corp.), 0.00%, 8/1/09	8,691,480

		$ 25,003,243

Housing — 4.7%

$ 2,000	Massachusetts Housing Finance Agency, (AMT),
	4.65%, 12/1/36	$ 1,698,020
5,000	Massachusetts Housing Finance Agency, (AMT),
	4.85%, 6/1/40	4,323,800
1,350	Massachusetts Housing Finance Agency, (AMT),
	5.00%, 12/1/28	1,256,134
4,000	Massachusetts Housing Finance Agency, (AMT),
	5.10%, 12/1/37	3,626,360
2,750	Massachusetts Housing Finance Agency, (AMT),
	5.30%, 12/1/37	2,552,523

		$ 13,456,837

Industrial Development Revenue — 2.3%

$ 2,155	Massachusetts Industrial Finance Agency, (American
	Hingham Water Co.), (AMT), 6.60%, 12/1/15	$ 2,159,396
5,170	Virgin Islands Public Financing Authority, (HOVENSA LLC),
	(AMT), 4.70%, 7/1/22	4,403,806

		$ 6,563,202

Insured-Education — 11.3%

$ 8,555	Massachusetts College Building Authority, (XLCA),
	0.00%, 5/1/22	$ 4,163,205
2,500	Massachusetts College Building Authority, (XLCA),
	5.50%, 5/1/28	2,633,050
5,000	Massachusetts College Building Authority, (XLCA),
	5.50%, 5/1/33	5,325,150
6,000	Massachusetts Development Finance Agency,
	(Boston University), (XLCA), 5.375%, 5/15/39	6,044,220
5,460	Massachusetts Development Finance Agency,
	(College of the Holy Cross), (AMBAC), 5.25%, 9/1/32(4)	5,762,357
2,800	Massachusetts Development Finance Agency,
	(Franklin W. Olin College), (XLCA), 5.25%, 7/1/33	2,734,704

S e e   n o t e s   t o   f i n a n c i a l   s t a t e m e n t s

Eaton Vance Massachusetts Municipals Fund a s o f M a r c h 3 1 , 2 0 0 8 P O R T F O L I O O F I N V E S T M E N T S ( U n a u d i t e d ) C O N T ’ D

Principal Amount
(000’s omitted)	Security	Value

Insured-Education (continued)

$ 2,000	Massachusetts Development Finance Agency,
(Massachusetts College of Pharmacy), (AGC),
	5.00%, 7/1/37	$ 1,981,620
1,000	Massachusetts Development Finance Agency,
	(Merrimack College), (MBIA), 5.20%, 7/1/32	956,130
3,120	Massachusetts Development Finance Agency,
	(Simmons College), (XLCA), 5.25%, 10/1/33	3,083,278

$ 32,683,714

Insured-Escrowed / Prerefunded — 3.1%

$ 200	Massachusetts Turnpike Authority, (MBIA),
	Escrowed to Maturity, 5.00%, 1/1/20	$ 214,706
6,000	Puerto Rico Electric Power Authority, (FSA),
	Prerefunded to 7/1/10, 5.25%, 7/1/29(4)	6,450,280
1,995	Puerto Rico Highway and Transportation Authority, (MBIA),
	Prerefunded to 7/1/16, 5.00%, 7/1/36(4)	2,213,000

$ 8,877,986

Insured-General Obligations — 0.6%

$ 500	Plymouth, (MBIA), 5.25%, 10/15/20	$ 522,235
1,200	Puerto Rico, (MBIA), 5.50%, 7/1/20	1,282,188

$ 1,804,423

Insured-Hospital — 0.8%

$ 2,250	Massachusetts Health and Educational Facilities Authority,
(The Medical Center of Central Massachusetts), (AMBAC),
	Variable Rate, 7.22%, 6/23/22(5)	$ 2,330,325

$ 2,330,325

Insured-Lease Revenue / Certificates of
Participation — 3.2%

$ 7,500	Massachusetts Development Finance Agency, (MBIA),
	5.125%, 2/1/34	$ 7,409,475
1,800	Puerto Rico Public Finance Corp., (AMBAC),
	5.125%, 6/1/24	1,866,168

$ 9,275,643

Insured-Other Revenue — 3.4%

$ 8,680	Massachusetts Development Finance Agency, (WGBH
	Educational Foundation), (AMBAC), 5.75%, 1/1/42	$ 9,735,314
40	Massachusetts Health and Educational Facilities Authority,
	(Capital Assets), (MBIA), 7.20%, 7/1/09	40,150

$ 9,775,464

Principal Amount
(000’s omitted)	Security	Value

Insured-Special Tax Revenue — 4.6%

$ 1,000	Martha’s Vineyard Land Bank, (AMBAC),
	5.00%, 5/1/29	$ 1,008,830
4,620	Martha’s Vineyard Land Bank, (AMBAC), 5.00%, 5/1/32	4,621,847
7,500	Massachusetts Special Obligation, Dedicated Tax Revenue,
	(FGIC), 5.50%, 1/1/30	7,780,425

$ 13,411,102

Insured-Student Loan — 1.6%

$ 5,190	Massachusetts Educational Financing Authority, (AMBAC),
	(AMT), 4.70%, 1/1/33	$ 4,524,227

$ 4,524,227

Insured-Transportation — 12.3%

$ 5,000	Massachusetts Port Authority, (Bosfuel Project), (FGIC),
	(AMT), 5.00%, 7/1/32	$ 4,518,350
10,000	Massachusetts Port Authority, (Bosfuel Project), (FGIC),
	(AMT), 5.00%, 7/1/38	8,877,400
19,000	Massachusetts Turnpike Authority, (MBIA), 0.00%, 1/1/28	6,481,850
10,750	Massachusetts Turnpike Authority, Metropolitan
	Highway System, (MBIA), 0.00%, 1/1/22	5,357,155
4,320	Puerto Rico Highway and Transportation Authority, (AGC),
	(CIFG), 5.25%, 7/1/41(4)	4,451,133
5,825	Puerto Rico Highway and Transportation Authority, (AMBAC),
	5.25%, 7/1/38	5,850,922

$ 35,536,810

Nursing Home — 1.9%

$ 2,320	Massachusetts Health and Educational Facilities Authority,
	(Christopher House), 6.875%, 1/1/29	$ 2,281,952
3,080	Massachusetts Industrial Finance Agency, (Age Institute of
	Massachusetts), 8.05%, 11/1/25	3,104,455

$ 5,386,407

Other Revenue — 1.6%

$ 4,455	Puerto Rico Infrastructure Financing Authority,
	5.50%, 10/1/34(4)	$ 4,629,087

$ 4,629,087

Senior Living / Life Care — 2.5%

$ 1,250	Massachusetts Development Finance Agency,
(Berkshire Retirement Community, Inc./Edgecombe),
	5.10%, 7/1/29	$ 1,098,063
615	Massachusetts Development Finance Agency,
	(First Mortgage VOA Concord), 5.125%, 11/1/27	508,882

S e e   n o t e s   t o   f i n a n c i a l   s t a t e m e n t s

Eaton Vance Massachusetts Municipals Fund a s o f M a r c h 3 1 , 2 0 0 8 P O R T F O L I O O F I N V E S T M E N T S ( U n a u d i t e d ) C O N T ’ D

Principal Amount
(000’s omitted)	Security	Value

Senior Living / Life Care (continued)

$ 2,190	Massachusetts Development Finance Agency,
	(First Mortgage VOA Concord), 5.20%, 11/1/41	$ 1,709,558
4,650	Massachusetts Development Finance Agency,
	(Linden Ponds, Inc.), 5.75%, 11/15/42	4,002,488

$ 7,318,991

Solid Waste — 1.1%

$ 3,250	Massachusetts Industrial Finance Agency, Resource Recovery,
	(Ogden Haverhill), (AMT), 5.60%, 12/1/19	$ 3,242,298

$ 3,242,298

Special Tax Revenue — 4.8%

$10,395	Massachusetts Bay Transportation Authority,
	0.00%, 7/1/34	$ 2,344,280
7,500	Massachusetts Bay Transportation Authority,
	Sales Tax Revenue, 0.00%, 7/1/22	3,576,825
3,335	Massachusetts Bay Transportation Authority,
	Sales Tax Revenue, 0.00%, 7/1/31	897,515
7,690	Puerto Rico Sales Tax Financing, 5.25%, 8/1/57	7,167,849

$ 13,986,469

Water and Sewer — 6.2%

$ 8,080	Boston Industrial Development Authority,
	(Harbor Electric Energy Co.), (AMT), 7.375%, 5/15/15	$ 8,158,699
10,000	Massachusetts Water Resources Authority, 4.00%, 8/1/46	8,003,100
1,625	Massachusetts Water Resources Authority, 5.25%, 12/1/15	1,763,141

$ 17,924,940

Total Tax-Exempt Investments
(identified cost $311,366,135)		$304,703,140

S h o r t - Te r m I n v e s t m e n t s — 1 . 8%

Principal Amount
(000’s omitted)	Description	Value

$ 5,230	Massachusetts Development Finance Agency,
(Wentworth Institute), (AMBAC),
(SPA: State Street Bank and Trust Co.),
	Variable Rate, 6.25%, 10/1/30(6)	$ 5,230,000

Total Short-Term Investments
(identified cost $5,230,000)		$ 5,230,000

Value

Total Investments — 107.2%
(identified cost $316,596,135)	$309,933,140

Other Assets, Less Liabilities — (7.2)%	$ (20,891,787)

Net Assets— 100.0%	$289,041,353

AGC - Assured Guaranty Corp.

AMBAC - AMBAC Financial Group, Inc.

AMT - Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative Minimum Tax.

CIFG - CIFG Assurance North America, Inc.

FGIC - Financial Guaranty Insurance Company

FSA - Financial Security Assurance, Inc.

MBIA - Municipal Bond Insurance Association

SPA - Standby Bond Purchase Agreement

XLCA - XL Capital Assurance, Inc.

The Fund invests primarily in debt securities issued by Massachusetts municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at March 31, 2008, 39.8% of total investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by an individual financial institution ranged from 1.4% to 13.2% of total investments.

(1)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2008, the aggregate value of the securities is $4,781,300 or 1.7% of the Fund’s net assets.

(2)	Security has been issued as a leveraged inverse floater bond. The stated interest rate represents the rate in effect at March 31, 2008.

(3)	Security (or a portion thereof) has been segregated to cover margin requirements on open financial futures contracts.

(4)	Security represents the underlying municipal obligation of an inverse floating rate obligation held by the Fund.

(5)	Security has been issued as an inverse floater bond. The stated interest rate represents the rate in effect at March 31, 2008.

(6)	Variable rate demand obligation. The stated interest rate represents the rate in effect at March 31, 2008.

S e e   n o t e s   t o   f i n a n c i a l   s t a t e m e n t s

Eaton Vance Mississippi Municipals Fund a s o f M a r c h 3 1 , 2 0 0 8 P O R T F O L I O O F I N V E S T M E N T S ( U n a u d i t e d )

Ta x - E x e m p t I n v e s t m e n t s — 9 8 . 3%
Principal Amount
(000’s omitted)	Security	Value

Electric Utilities — 2.3%

$ 250	Mississippi Business Finance Corp., (System Energy
	Resources, Inc.), 5.90%, 5/1/22	$ 246,347
50	Puerto Rico Electric Power Authority, DRIVERS, Variable Rate,
	10.00%, 7/1/25(1)(2)	47,185
150	Puerto Rico Electric Power Authority, DRIVERS, Variable Rate,
	10.00%, 7/1/37(1)(2)	119,278

$ 412,810

Escrowed / Prerefunded — 10.8%

$2,500	Mississippi Housing Finance Corp., Single Family,
	Escrowed to Maturity, 0.00%, 6/1/15	$ 1,900,300

$ 1,900,300

General Obligations — 3.3%

$ 285	Mississippi, 4.75%, 1/1/27	$ 282,882
300	Mississippi, 4.75%, 1/1/28	296,946

$ 579,828

Hospital — 5.8%

$ 500	Mississippi Hospital Equipment and Facilities Authority,
	(Baptist Health System), 5.00%, 8/15/29	$ 480,300
600	Mississippi Hospital Equipment and Facilities Authority,
	(South Central Regional Medical Center), 5.25%, 12/1/31	532,398

$ 1,012,698

Industrial Development Revenue — 6.4%

$ 200	Lowndes County, (Weyerhaeuser), 6.80%, 4/1/22	$ 208,360
175	Mississippi Business Finance Corp., (Air Cargo), (AMT),
	7.25%, 7/1/34	175,789
500	Mississippi Business Finance Corp., (Northrop Grumman
	Ship System), 4.55%, 12/1/28	432,685
300	Warren County, (International Paper), (AMT),
	6.70%, 8/1/18	309,588

$ 1,126,422

Insured-Bond Bank — 2.5%

$ 435	Mississippi Development Bank, (Capital Projects), (AMBAC),
	5.00%, 7/1/24	$ 431,620

$ 431,620

Principal Amount
(000’s omitted)	Security	Value

Insured-Education — 3.1%

$ 500	Mississippi State University Educational Building Corp.,
	Facilities Renovation, (MBIA), 5.25%, 8/1/17	$ 551,985

		$ 551,985

Insured-Electric Utilities — 5.7%

$ 750	Mississippi Development Bank, (Municipal Energy), (XLCA),
	5.00%, 3/1/41	$ 675,097
300	Puerto Rico Electric Power Authority, (MBIA),
	5.50%, 7/1/16(3)	328,908

		$ 1,004,005

Insured-Escrowed / Prerefunded — 13.3%

$ 750	Jackson State University Educational Building Corp., (FGIC),
	Prerefunded to 3/1/14, 5.00%, 3/1/29	$ 825,112
250	Mississippi Development Bank, (Waste Water Treatment),
	(FSA), Prerefunded to 2/1/13, 5.00%, 2/1/28	273,155
250	Mississippi Hospital Equipment and Facilities Authority,
	(Forrest County General Hospital), (FSA),
	Prerefunded to 1/1/11, 5.50%, 1/1/27	270,917
150	Puerto Rico, (FSA), Prerefunded to 7/1/11,
	5.125%, 7/1/30	161,700
250	Puerto Rico Electric Power Authority, (FSA),
	Prerefunded to 7/1/10, 5.25%, 7/1/29(3)	269,137
500	Southern Mississippi University Educational Building Corp.,
	(AMBAC), Prerefunded to 3/1/11, 5.00%, 3/1/21	538,695

		$ 2,338,716

Insured-General Obligations — 10.3%

$ 500	Hinds County, (MBIA), 6.25%, 3/1/11	$ 549,850
250	Mississippi, (FSA), 5.25%, 11/1/21(3)	275,880
200	Mississippi Development Bank, (Gulf Coast College District),
	(XLCA), 4.25%, 1/1/24	184,180
500	Mississippi Development Bank, (Public Improvements),
	(FSA), 4.50%, 10/1/36	451,020
100	Puerto Rico, (FSA), 5.125%, 7/1/30	100,393
220	Puerto Rico, (FSA), Variable Rate, 8.62%, 7/1/27(1)(2)	257,754

		$ 1,819,077

Insured-Hospital — 9.9%

$ 750	Gulfport, (Gulfport Memorial Hospital), (MBIA),
	6.20%, 7/1/18	$ 752,130
380	Hinds County, (Mississippi Methodist Hospital), (AMBAC),
	5.60%, 5/1/12(4)	398,742
610	Mississippi Development Bank, (Covington County Hospital),
	(AMBAC), 5.00%, 7/1/31	600,069

		$ 1,750,941

S e e   n o t e s   t o   f i n a n c i a l   s t a t e m e n t s

Eaton Vance Mississippi Municipals Fund a s o f M a r c h 3 1 , 2 0 0 8 P O R T F O L I O O F I N V E S T M E N T S ( U n a u d i t e d ) C O N T ’ D

Principal Amount
(000’s omitted)	Security	Value

Insured-Lease Revenue / Certificates of
Participation — 2.9%

$ 250	Mississippi Development Bank, (Capital Projects & Equipment),
	(FSA), 5.00%, 7/1/28	$ 252,378
250	Mississippi Development Bank, (Capital Projects & Equipment),
	(FSA), 5.25%, 7/1/26	258,965

		$ 511,343

Insured-Special Tax Revenue — 0.7%

$ 735	Puerto Rico Sales Tax Financing, (AMBAC), 0.00%, 8/1/54	$ 48,429
135	Puerto Rico Sales Tax Financing, (MBIA), 0.00%, 8/1/44	16,209
270	Puerto Rico Sales Tax Financing, (MBIA), 0.00%, 8/1/45	30,559
215	Puerto Rico Sales Tax Financing, (MBIA), 0.00%, 8/1/46	22,919

		$ 118,116

Insured-Transportation — 5.2%

$ 500	Jackson Municipal Airport Authority, (AMBAC),
	5.00%, 10/1/31	$ 487,850
250	Mississippi Development Bank, (Mississippi Highway
	Construction), (FGIC), 5.00%, 1/1/25	251,118
175	Puerto Rico Highway and Transportation Authority,
	(AMBAC), 5.25%, 7/1/38	175,779

		$ 914,747

Insured-Water and Sewer — 8.5%

$ 300	Gautier Utility District, (FGIC), 5.125%, 3/1/19	$ 310,407
250	Jackson Water and Sewer System, (FSA), 4.75%, 9/1/24	251,233
435	Mississippi Development Bank, (Combined Water &
	Sewer System), (AMBAC), 5.00%, 7/1/23	438,371
250	Mississippi Development Bank, (Combined Water &
	Sewer System), (FSA), 5.00%, 9/1/29	251,078
250	Mississippi Development Bank, (Desoto County Regional
	Utility Authority), (AMBAC), 5.00%, 7/1/32	250,165

		$ 1,501,254

Nursing Home — 1.5%

$ 290	Mississippi Business Finance Corp., (Magnolia Healthcare),
	7.99%, 7/1/25	$ 270,863

		$ 270,863

Other Revenue — 0.7%

$1,200	Children’s Trust Fund, PR, Tobacco Settlement,
	0.00%, 5/15/50	$ 60,000
2,195	Children’s Trust Fund, PR, Tobacco Settlement,
	0.00%, 5/15/55	65,609

		$ 125,609

Principal Amount
(000’s omitted)	Security	Value

Special Tax Revenue — 2.6%

$ 485	Puerto Rico Sales Tax Financing, 5.25%, 8/1/57	$ 452,069

		$ 452,069

Water and Sewer — 2.8%

$ 250	Mississippi Development Bank, (Desoto County Regional
	Utility Authority), 5.25%, 7/1/28	$ 249,978
250	Mississippi Development Bank, (Desoto County Regional
	Utility Authority), 5.25%, 7/1/31	248,650

		$ 498,628

Total Tax-Exempt Investments — 98.3%
(identified cost $17,191,393)		$17,321,031

Other Assets, Less Liabilities — 1.7%		$ 291,590

Net Assets — 100.0%		$17,612,621

AMBAC - AMBAC Financial Group, Inc.

AMT - Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative Minimum Tax.

DRIVERS - Derivative Inverse Tax-Exempt Receipts

FGIC - Financial Guaranty Insurance Company

FSA - Financial Security Assurance, Inc.

MBIA - Municipal Bond Insurance Association

XLCA - XL Capital Assurance, Inc.

The Fund invests primarily in debt securities issued by Mississippi municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at March 31, 2008, 63.2% of total investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by an individual financial institution ranged from 5.0% to 19.5% of total investments.

(1)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2008, the aggregate value of the securities is $424,217 or 2.4% of the Fund’s net assets.

(2)	Security has been issued as a leveraged inverse floater bond. The stated interest rate represents the rate in effect at March 31, 2008.

(3)	Security represents the underlying municipal obligation of an inverse floating rate obligation held by the Fund.

(4)	Security (or a portion thereof) has been segregated to cover margin requirements on open financial futures contracts.

S e e    n o t e s   t o   f i n a n c i a l   s t a t e m e n t s

Eaton Vance New York Municipals Fund a s o f M a r c h 3 1 , 2 0 0 8 P O R T F O L I O O F I N V E S T M E N T S ( U n a u d i t e d )

Ta x - E x e m p t I n v e s t m e n t s — 1 0 9 . 2%

Principal Amount
(000’s omitted)	Security	Value

Cogeneration — 0.9%

$ 4,250	Suffolk County Industrial Development Agency,
	(Nissequogue Cogeneration Partners Facility), (AMT),
	5.50%, 1/1/23	$ 3,760,655

		$ 3,760,655

Education — 19.0%

$ 3,200	Hempstead Industrial Development Agency,
	(Adelphi University), 4.50%, 10/1/24	$ 3,014,112
2,110	New York City Industrial Development Agency,
	(St. Francis College), 5.00%, 10/1/34	1,994,625
8,500	New York Dormitory Authority, (City University),
	6.00%, 7/1/20	9,704,620
2,400	New York Dormitory Authority, (City University),
	7.50%, 7/1/10	2,539,584
9,850	New York Dormitory Authority, (State University
	Educational Facilities), 5.25%, 5/15/15	10,791,364
18,775	New York Dormitory Authority, (State University
	Educational Facilities), 5.25%, 5/15/19(1)	20,653,626
14,680	New York Dormitory Authority, (State University
	Educational Facilities), 5.25%, 5/15/21	15,315,350
2,000	New York Dormitory Authority, (State University
	Educational Facilities), 5.50%, 5/15/19	2,214,960
2,650	New York Dormitory Authority, (Vassar College),
	4.25%, 7/1/39	2,310,879
10,000	New York Dormitory Authority, (Vassar College),
	5.00%, 7/1/46	9,881,500

		$ 78,420,620

Electric Utilities — 2.7%

$ 1,500	Long Island Power Authority, Electric System Revenue,
	5.00%, 9/1/24	$ 1,508,415
5,000	New York State Energy Research and Development Authority,
	(Brooklyn Union Gas), 6.952%, 7/1/26	5,077,750
4,900	Suffolk County Industrial Development Agency,
	(Keyspan-Port Jefferson), (AMT), 5.25%, 6/1/27	4,655,980

		$ 11,242,145

Escrowed / Prerefunded — 2.7%

$ 1,495	New York Dormitory Authority, (City University),
	Escrowed to Maturity, 7.00%, 7/1/09	$ 1,544,499
8,905	Triborough Bridge and Tunnel Authority, Escrowed to Maturity,
	5.50%, 1/1/17	9,796,123

		$ 11,340,622

Principal Amount
(000’s omitted)	Security	Value

General Obligations — 2.0%

$ 2,250	New York City, 5.25%, 8/15/26	$ 2,293,763
5,755	New York City, 5.25%, 9/15/33	5,811,859

		$ 8,105,622

Health Care-Miscellaneous — 0.2%

$ 340	New York City Industrial Development Agency,
	(A Very Special Place, Inc.), 5.75%, 1/1/29	$ 302,848
110	Suffolk County Industrial Development Agency,
	(Alliance of Long Island Agencies), Series A, 7.50%, 9/1/15	113,454
70	Suffolk County Industrial Development Agency,
	(Alliance of Long Island Agencies), Series C, 7.50%, 9/1/15	72,198
165	Suffolk County Industrial Development Agency,
	(Alliance of Long Island Agencies), Series F, 7.50%, 9/1/15	170,181
145	Suffolk County Industrial Development Agency,
	(Alliance of Long Island Agencies), Series J, 7.50%, 9/1/15	149,553

		$ 808,234

Hospital — 10.1%

$ 995	Chautauqua County Industrial Development Agency,
	(Women’s Christian Association), 6.35%, 11/15/17	$ 1,005,109
3,070	Chautauqua County Industrial Development Agency,
	(Women’s Christian Association), 6.40%, 11/15/29	2,975,843
3,000	Fulton County Industrial Development Agency,
	(Nathan Littauer Hospital), 6.00%, 11/1/18	2,948,040
4,250	Monroe County Industrial Development Agency,
	(Highland Hospital), 5.00%, 8/1/22	4,118,633
560	Nassau County Industrial Development Agency,
	(North Shore Health System), 5.875%, 11/1/11	585,099
4,500	New York Dormitory Authority, (Lenox Hill Hospital),
	5.50%, 7/1/30	4,202,685
11,490	New York Dormitory Authority, (Memorial Sloan-Kettering
	Cancer Center), 4.75%, 7/1/28(2)	11,298,463
2,000	New York Dormitory Authority, (Methodist Hospital),
	5.25%, 7/1/33	1,854,920
4,500	New York Dormitory Authority, (NYU Hospital Center),
	5.625%, 7/1/37	4,216,500
2,750	Oneida County Industrial Development Agency, (Elizabeth
	Medical Center), 5.875%, 12/1/29	2,596,495
1,000	Oneida County Industrial Development Agency, (Elizabeth
	Medical Center), 6.00%, 12/1/29	943,870
5,000	Suffolk County Industrial Development Agency, (Huntington
	Hospital), 5.875%, 11/1/32	5,025,600

		$ 41,771,257

S e e   n o t e s   t o   f i n a n c i a l   s t a t e m e n t s

Eaton Vance New York Municipals Fund a s o f M a r c h 3 1 , 2 0 0 8 P O R T F O L I O O F I N V E S T M E N T S ( U n a u d i t e d ) C O N T ’ D

Principal Amount
(000’s omitted)	Security	Value

Housing — 5.9%

$ 3,445	New York City Housing Development Corp., (Linden Boulevard
	Apartments), (FNMA), (AMT), 4.75%, 1/15/39	$ 2,990,191
10,350	New York City Housing Development Corp., (Multi-Family
	Housing), 4.95%, 11/1/33	10,057,095
3,500	New York City Housing Development Corp., (Multi-Family
	Housing), (AMT), 4.70%, 11/1/40	3,087,735
5,730	New York City Housing Development Corp., (Multi-Family
	Housing), (AMT), 5.00%, 11/1/24	5,517,131
3,000	New York Mortgage Agency, (AMT), 5.20%, 10/1/32	2,864,160

		$ 24,516,312

Industrial Development Revenue — 8.5%

$ 2,785	Liberty Development Corp., (Goldman Sachs Group, Inc.),
	5.25%, 10/1/35	$ 2,821,623
7,995	Liberty Development Corp., (Goldman Sachs Group, Inc.),
	5.25%, 10/1/35(2)	8,100,214
6,750	Liberty Development Corp., (Goldman Sachs Group, Inc.),
	5.50%, 10/1/37	7,085,273
3,500	New York City Industrial Development Agency, (American,
	Inc. - JFK International Airport), (AMT), 8.00%, 8/1/12	3,621,135
10,500	Onondaga County Industrial Development Agency,
	(Anheuser-Busch), 4.875%, 7/1/41	9,751,035
1,965	Onondaga County Industrial Development Agency,
	(Senior Air Cargo), (AMT), 6.125%, 1/1/32	1,922,694
1,520	Port Authority of New York and New Jersey, (Continental
	Airlines), (AMT), 9.125%, 12/1/15	1,567,120

		$ 34,869,094

Insured-Education — 2.2%

$ 2,135	New York Dormitory Authority, (University of Rochester),
	(AMBAC), 4.25%, 7/1/39	$ 1,848,889
7,205	New York Dormitory Authority, (Yeshiva University),
	(AMBAC), 5.50%, 7/1/35	7,407,749

		$ 9,256,638

Insured-Electric Utilities — 4.8%

$ 5,580	New York Power Authority, (MBIA), 4.50%, 11/15/47	$ 5,045,659
8,350	Puerto Rico Electric Power Authority, (FGIC),
	5.25%, 7/1/34	8,027,440
7,065	Puerto Rico Electric Power Authority, (FGIC),
	5.25%, 7/1/35	6,777,949

		$ 19,851,048

Principal Amount
(000’s omitted)	Security	Value

Insured-Escrowed / Prerefunded — 1.8%

$16,945	New York Dormitory Authority, (Memorial Sloan-Kettering
	Cancer Center), (MBIA), Escrowed to Maturity,
	0.00%, 7/1/30	$ 5,419,011
1,500	Puerto Rico Electric Power Authority, (FSA), DRIVERS,
	Prerefunded to 7/1/10, Variable Rate,
	10.80%, 7/1/29(3)(4)	1,837,710

		$ 7,256,721

Insured-General Obligations — 0.7%

$ 700	Jamestown, (AMBAC), 7.10%, 3/15/11	$ 787,983
675	Jamestown, (AMBAC), 7.10%, 3/15/12	785,018
675	Jamestown, (AMBAC), 7.10%, 3/15/13	800,145
515	Jamestown, (AMBAC), 7.10%, 3/15/14	622,027

		$ 2,995,173

Insured-Lease Revenue / Certificates of
Participation — 5.1%

$ 6,250	Hudson Yards Infrastructure Corp., (FGIC),
	5.00%, 2/15/47	$ 6,044,938
15,325	Hudson Yards Infrastructure Corp., (MBIA),
	4.50%, 2/15/47	13,854,413
1,085	Puerto Rico Public Buildings Authority, (CIFG),
	5.25%, 7/1/36	1,037,260

		$ 20,936,611

Insured-Other Revenue — 1.7%

$ 4,000	New York City Cultural Resource Trust, (American Museum
	of Natural History), (MBIA), 5.00%, 7/1/44	$ 3,966,560
1,740	New York City Industrial Development Agency, (Queens
	Baseball Stadium), (AMBAC), 4.75%, 1/1/42	1,630,328
1,500	New York City Industrial Development Agency, (Yankee
	Stadium), (MBIA), 4.75%, 3/1/46	1,404,870

		$ 7,001,758

Insured-Solid Waste — 0.7%

$ 3,015	Islip Resource Recovery Agency, (AMBAC),
	6.50%, 7/1/09	$ 3,061,341

		$ 3,061,341

Insured-Special Tax Revenue — 3.6%

$ 3,850	New York Convention Center Development Corp.,
	Hotel Occupancy Tax, (AMBAC), 4.75%, 11/15/45	$ 3,650,532
5,000	New York Convention Center Development Corp.,
	Hotel Occupancy Tax, (AMBAC), 5.00%, 11/15/44	4,922,050

S e e   n o t e s   t o   f i n a n c i a l   s t a t e m e n t s

Eaton Vance New York Municipals Fund a s o f M a r c h 3 1 , 2 0 0 8 P O R T F O L I O O F I N V E S T M E N T S ( U n a u d i t e d ) C O N T ’ D

Principal Amount
(000’s omitted)	Security	Value

Insured-Special Tax Revenue (continued)

$ 6,750	Puerto Rico Infrastructure Financing Authority,
	(AMBAC), 0.00%, 7/1/28	$ 2,041,740
16,200	Puerto Rico Infrastructure Financing Authority,
	(AMBAC), 0.00%, 7/1/34	3,386,124
4,140	Puerto Rico Infrastructure Financing Authority,
	(AMBAC), 0.00%, 7/1/37	714,398

$ 14,714,844

Insured-Transportation — 7.2%

$ 3,500	Niagara Frontier Airport Authority, (Buffalo Niagara
	International Airport), (MBIA), (AMT), 5.625%, 4/1/29	$ 3,515,785
5,080	Port Authority of New York and New Jersey, (AGC), (AMT),
	4.50%, 9/1/35	4,442,714
9,000	Port Authority of New York and New Jersey, (FSA),
	5.00%, 8/15/33	9,093,420
6,970	Puerto Rico Highway and Transportation Authority, (AGC),
	5.25%, 7/1/34	7,170,945
40	Puerto Rico Highway and Transportation Authority, (FSA),
	5.25%, 7/1/32	41,279
5,460	Puerto Rico Highway and Transportation Authority, (FSA),
	5.25%, 7/1/32(2)	5,634,611

$ 29,898,754

Insured-Water and Sewer — 0.6%

$ 2,535	Nassau County Industrial Development Agency, (Water
	Services Corp.), (AMBAC), (AMT), 5.00%, 12/1/35	$ 2,335,470

$ 2,335,470

Lease Revenue / Certificates of Participation — 7.7%

$27,940	New York Urban Development Corp., 5.70%, 4/1/20	$ 31,593,993

$ 31,593,993

Other Revenue — 4.0%

$ 2,000	Albany Industrial Development Agency Civic Facility,
	(Charitable Leadership), 5.75%, 7/1/26	$ 1,874,260
3,770	New York City Industrial Development Agency,
	(YMCA of Greater New York), 5.00%, 8/1/36	3,599,483
10,500	Puerto Rico Infrastructure Financing Authority,
	5.50%, 10/1/32(2)	10,874,430

$ 16,348,173

Principal Amount
(000’s omitted)	Security	Value

Senior Living / Life Care — 0.3%

$ 800	Mount Vernon Industrial Development Agency,
	(Wartburg Senior Housing, Inc.), 6.20%, 6/1/29	$ 773,864
550	Suffolk County Industrial Development Agency,
	(Jefferson’s Ferry Project), 5.00%, 11/1/28	487,234

		$ 1,261,098

Special Tax Revenue — 3.0%

$50,000	Puerto Rico Sales Tax Financing, 0.00%, 8/1/56	$ 2,737,000
10,520	Puerto Rico Sales Tax Financing, 5.25%, 8/1/57	9,805,692

		$ 12,542,692

Transportation — 10.7%

$ 7,525	Metropolitan Transportation Authority, 4.50%, 11/15/37	$ 6,806,588
6,500	Metropolitan Transportation Authority, 4.50%, 11/15/38	5,870,670
12,000	Port Authority of New York and New Jersey,
	5.00%, 11/15/37(2)	11,985,420
2,500	Port Authority of New York and New Jersey,
	6.125%, 6/1/94	2,770,875
7,600	Port Authority of New York and New Jersey, (AMT),
	4.75%, 6/15/33	6,942,904
10,000	Triborough Bridge and Tunnel Authority,
	5.00%, 11/15/37	9,984,100

		$ 44,360,557

Water and Sewer — 3.1%

$ 1,150	New York State Environmental Facilities Corp., Clean Water,
	(Municipal Water Finance), Series A, 4.50%, 6/15/36	$ 1,070,052
12,420	New York State Environmental Facilities Corp., Clean Water,
	(Municipal Water Finance), Series B, 4.50%, 6/15/36(2)	11,556,685

		$ 12,626,737

Total Tax-Exempt Investments — 109.2%
(identified cost $452,400,457)		$450,876,169

Other Assets, Less Liabilities — (9.2)%		$ (38,128,846)

Net Assets — 100.0%		$412,747,323

S e e   n o t e s   t o   f i n a n c i a l   s t a t e m e n t s

Eaton Vance New York Municipals Fund a s o f M a r c h 3 1 , 2 0 0 8 P O R T F O L I O O F I N V E S T M E N T S ( U n a u d i t e d ) C O N T ’ D

AGC - Assured Guaranty Corp.

AMBAC - AMBAC Financial Group, Inc.

AMT - Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative Minimum Tax.

CIFG - CIFG Assurance North America, Inc.

DRIVERS - Derivative Inverse Tax-Exempt Receipts

FGIC - Financial Guaranty Insurance Company

FNMA - Federal National Mortgage Association (Fannie Mae)

FSA - Financial Security Assurance, Inc.

MBIA - Municipal Bond Insurance Association

The Fund invests primarily in debt securities issued by New York municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at March 31, 2008, 26.0% of total investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by an individual financial institution ranged from 0.2% to 7.5% of total investments.

(1)	Security (or a portion thereof) has been segregated to cover margin requirements on open financial futures contracts.

(2)	Security represents the underlying municipal obligation of an inverse floating rate obligation held by the Fund.

(3)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2008, the aggregate value of the securities is $1,837,710 or 0.4% of the Fund’s net assets.

(4)	Security has been issued as a leveraged inverse floater bond. The stated interest rate represents the rate in effect at March 31, 2008.

S e e n o t e s t o f i n a n c i a l s t a t e m e n t s

Eaton Vance Ohio Municipals Fund a s o f M a r c h 3 1 , 2 0 0 8 P O R T F O L I O O F I N V E S T M E N T S ( U n a u d i t e d )

Ta x - E x e m p t I n v e s t m e n t s — 1 0 3 . 0%

Principal Amount
(000’s omitted)	Security	Value

Cogeneration — 0.6%

$ 1,905	Ohio Water Development Authority, Solid Waste Disposal,
	(Bay Shore Power), (AMT), 5.875%, 9/1/20	$ 1,805,254

$ 1,805,254

Education — 0.2%

$ 550	Ohio Higher Educational Facilities Authority, (Case Western
	Reserve University), 6.50%, 10/1/20	$ 656,216

$ 656,216

Electric Utilities — 0.6%

$ 1,640	Clyde, Electric System Revenue, (AMT),
	6.00%, 11/15/14	$ 1,682,788
125	Puerto Rico Electric Power Authority, DRIVERS,
	Variable Rate, 10.00%, 7/1/25(1)(2)	117,964
375	Puerto Rico Electric Power Authority, DRIVERS,
	Variable Rate, 10.00%, 7/1/37(1)(2)	298,196

$ 2,098,948

Escrowed / Prerefunded — 6.9%

$ 1,960	Highland County, (Joint Township Hospital District),
	Prerefunded to 12/1/09, 6.75%, 12/1/29	$ 2,135,420
1,155	North Canton Health Care Facilities, (St. Luke Lutheran),
	(GNMA), Prerefunded to 3/20/11, 6.10%, 9/20/16	1,259,320
6,455	North Canton Health Care Facilities, (St. Luke Lutheran),
	(GNMA), Prerefunded to 3/20/11, 9.55%, 3/20/32	7,887,945
2,500	Ohio Higher Educational Facilities Authority, (Case Western
Reserve University), Prerefunded to
	10/1/12, 5.50%, 10/1/21	2,773,500
2,000	Ohio Water Development Authority, (Fresh Water
	Improvement), Prerefunded to 6/1/14, 5.00%, 12/1/28	2,209,120
4,250	Parma, (Parma Community General Hospital Association),
	Prerefunded to 11/1/08, 5.375%, 11/1/29	4,380,560
1,670	Richland County Hospital Facilities, (Medcentral Health
	Systems), Prerefunded to 11/15/10, 6.375%, 11/15/30	1,844,799

$ 22,490,664

General Obligations — 0.2%

$ 480	Tuscarawas County Public Library Improvement,
	6.90%, 12/1/11	$ 481,214

$ 481,214

Principal Amount
(000’s omitted)	Security	Value

Hospital — 6.3%

$ 1,350	Cuyahoga County, (Cleveland Clinic Health System),
	5.50%, 1/1/29	$ 1,365,187
500	Erie County Hospital Facilities, (Firelands Regional Medical
	Center), 5.00%, 8/15/36	454,940
2,350	Erie County Hospital Facilities, (Firelands Regional Medical
	Center), 5.25%, 8/15/46	2,178,238
3,000	Erie County Hospital Facilities, (Firelands Regional Medical
	Center), 5.625%, 8/15/32	3,005,970
1,250	Miami County, (Upper Valley Medical Center),
	5.25%, 5/15/26	1,201,888
2,000	Ohio Higher Educational Facilities Authority, (University
	Hospital Health Systems, Inc.), 4.75%, 1/15/36	1,701,940
2,500	Ohio Higher Educational Facilities Authority, (University
	Hospital Health Systems, Inc.), 4.75%, 1/15/46	2,060,200
5,000	Ohio Higher Educational Facilities Authority, (University
	Hospital Health Systems, Inc.), 5.25%, 1/15/46	4,530,750
3,500	Richland County Hospital Facilities, (Medcentral Health
	Systems), 5.25%, 11/15/36	3,214,225
830	Richland County Hospital Facilities, (Medcentral Health
	Systems), 6.375%, 11/15/30	853,414

		$ 20,566,752

Housing — 0.0%

$ 90	Ohio Housing Finance Agency, (Residential Mortgage
	Backed Securities), (AMT), 5.00%, 9/1/36	$ 80,832

		$ 80,832

Industrial Development Revenue — 4.6%

$ 3,970	Cleveland Airport, (Continental Airlines), (AMT),
	5.375%, 9/15/27	$ 3,122,008
2,890	Dayton Special Facilities Revenue, (Emery Air Freight),
	5.625%, 2/1/18	2,951,124
1,000	Ohio Pollution Control, (Standard Oil), 6.75%, 12/1/15	1,188,320
4,000	Ohio Sewer and Solid Waste Disposal Facilities, (Anheuser
	Busch), (AMT), 6.00%, 7/1/35	4,094,440
825	Ohio Water Development Authority, Solid Waste Disposal,
	(Allied Waste North America, Inc.), (AMT),
	5.15%, 7/15/15	755,007
3,165	Virgin Islands Public Financing Authority, (HOVENSA LLC),
	(AMT), 4.70%, 7/1/22	2,695,947

		$ 14,806,846

Insured-Education — 7.6%

$ 945	Miami University, (AMBAC), 3.25%, 9/1/26	$ 744,414
8,080	Ohio Higher Educational Facilities Authority, (University of
	Dayton), (AMBAC), 5.00%, 12/1/30	8,096,322

S e e   n o t e s   t o   f i n a n c i a l   s t a t e m e n t s

Eaton Vance Ohio Municipals Fund a s o f M a r c h 3 1 , 2 0 0 8 P O R T F O L I O O F I N V E S T M E N T S ( U n a u d i t e d ) C O N T ’ D

Principal Amount
(000’s omitted)	Security	Value

Insured-Education (continued)

$ 1,340	University of Akron, (FGIC), 4.75%, 1/1/26	$ 1,288,584
4,000	University of Cincinnati, (FGIC), 5.00%, 6/1/31	3,924,400
10,700	University of Cincinnati, (MBIA), 5.00%, 6/1/34	10,668,328

		$ 24,722,048

Insured-Electric Utilities — 7.4%

$ 2,000	Cuyahoga County Utility Systems, (Medical Center Co.),
	(MBIA), (AMT), 6.10%, 8/15/15	$ 2,008,600
2,000	Hamilton, Electric System Revenue, (FSA),
	4.70%, 10/15/25	1,997,600
9,500	Ohio Air Quality Development Authority, (Dayton Power &
	Light Co.), (FGIC), 4.80%, 1/1/34	8,773,440
5,080	Ohio Air Quality Development Authority, (Ohio Power),
	(AMBAC), 5.15%, 5/1/26	5,108,499
3,000	Ohio Municipal Electric Generation Agency, (MBIA),
	0.00%, 2/15/26	1,091,100
2,500	Ohio Municipal Electric Generation Agency, (MBIA),
	0.00%, 2/15/27	851,375
4,750	Ohio Municipal Electric Generation Agency, (MBIA),
	0.00%, 2/15/28	1,519,050
2,750	Puerto Rico Electric Power Authority, (FGIC),
	5.25%, 7/1/35	2,638,268

		$ 23,987,932

Insured-Escrowed / Prerefunded — 5.8%

$ 1,500	Amherst School District, (FGIC), Prerefunded to
	12/1/11, 5.00%, 12/1/26	$ 1,622,610
1,250	Athens City School District, (FSA), Prerefunded to
	12/1/10, 6.00%, 12/1/24	1,375,813
1,000	Cincinnati City School District, (Classroom Facilities
	Construction & Improvement), (FSA),
	Prerefunded to 12/1/13, 5.00%, 12/1/31	1,102,210
495	Cuyahoga County Hospital, (Cleveland Clinic), (MBIA),
	Escrowed to Maturity, 5.125%, 1/1/29	495,658
2,390	Hamilton County, Sales Tax Revenue, (AMBAC),
	Prerefunded to 12/1/10, 5.25%, 12/1/32	2,562,152
2,490	Hamilton County, Sales Tax Revenue, (MBIA),
	Prerefunded to 6/1/08, 5.00%, 12/1/27	2,527,151
1,475	Lima City School District, (AMBAC), Prerefunded to
	12/1/10, 6.00%, 12/1/22	1,638,917
1,500	Little Miami School District, (FSA), Prerefunded to
	12/1/16, 5.00%, 12/1/34	1,670,085
3,000	Marysville Exempt Village School District, (School Facilities),
	(MBIA), Prerefunded to 6/1/15, 5.25%, 12/1/30	3,365,850
1,300	Minerva Local School District, (Classroom Facility), (MBIA),
	Prerefunded to 12/1/12, 5.30%, 12/1/29	1,436,825
1,000	Springfield City School District, (Clark County), (FGIC),
	Prerefunded to 12/1/11, 5.20%, 12/1/23	1,107,600

		$ 18,904,871

Principal Amount
(000’s omitted)	Security	Value

Insured-General Obligations — 31.2%

$ 2,000	Adams County Local School District, (FSA),
	4.25%, 12/1/33	$ 1,771,140
2,500	Canal Winchester Local School District, (MBIA),
	0.00%, 12/1/32	644,775
10,000	Cincinnati City School District, (Classroom Facilities
	Construction & Improvement), (FGIC), (FSA),
	5.25%, 12/1/29	10,545,800
5,000	Cincinnati City School District, (Classroom Facilities
	Construction & Improvement), (FGIC), (FSA),
	5.25%, 12/1/30	5,301,300
1,000	Cincinnati City School District, (Classroom Facilities
	Construction & Improvement), (FSA),
	5.00%, 12/1/21	1,072,890
2,155	Cleveland, (AMBAC), 5.50%, 10/1/23	2,383,452
1,000	Cleveland, (FGIC), 4.75%, 11/15/27	962,870
5,000	Columbus School District, (Classroom Facilities
	Construction & Improvement), (FSA), 4.25%, 12/1/32	4,445,550
4,000	Fairview Park, (MBIA), 5.00%, 12/1/25	4,081,400
3,085	Hamilton City School District, (FSA), 4.25%, 12/1/30	2,742,442
1,120	Hamilton City School District, (FSA), 5.00%, 12/1/18	1,217,104
2,890	Hilliard School District, (MBIA), 5.00%, 12/1/27	2,930,402
1,180	Lake County, (MBIA), 5.00%, 12/1/25	1,202,691
1,965	Lakewood City School District, (FSA), 4.50%, 12/1/26	1,911,631
5,500	Lakota Ohio Local School District, (FSA), 5.00%, 12/1/29	5,562,480
9,605	Maderia City School District, (FSA), 5.25%, 12/1/32	10,182,164
3,505	Mahoning County, (FSA), 5.00%, 12/1/27	3,561,185
3,525	Mason City School District, (FSA), 5.25%, 12/1/31	3,737,346
1,750	Mount Healthy City School District, (FSA), 5.00%, 12/1/31	1,758,190
4,000	Mount Healthy City School District, (FSA), 5.00%, 12/1/35	4,006,040
3,695	Olentangy School District, (FSA), 5.00%, 12/1/21	3,887,177
1,000	Orrville City School District, (AMBAC), 5.25%, 12/1/35	1,015,840
1,000	Painesville City School District, (MBIA), 4.75%, 12/1/32	959,250
1,620	Painesville City School District, (MBIA), 5.00%, 12/1/24	1,646,714
3,400	Pickerington Local School District, (MBIA), 4.25%, 12/1/34	2,972,110
1,500	Pickerington Local School District, (School Facility Contract),
	(FGIC), 0.00%, 12/1/16	1,020,930
1,000	South-Western City School District, (FSA), 4.25%, 12/1/26	915,180
2,000	Springboro Community City School District, (FSA),
	5.25%, 12/1/30	2,123,380
5,000	Springboro Community City School District, (FSA),
	5.25%, 12/1/32	5,300,450
5,000	Trotwood-Madison City School District, (School
	Improvements), (FSA), 4.50%, 12/1/30	4,656,500
6,705	Westerville City School District, (XLCA), 5.00%, 12/1/27	6,754,818

		$101,273,201

S e e   n o t e s   t o   f i n a n c i a l   s t a t e m e n t s

Eaton Vance Ohio Municipals Fund a s o f M a r c h 3 1 , 2 0 0 8 P O R T F O L I O O F I N V E S T M E N T S ( U n a u d i t e d ) C O N T ’ D

Principal Amount
(000’s omitted)	Security	Value

Insured-Hospital — 3.2%

$ 1,000	Akron, Bath, Copley, Joint Township Hospital District,
	(Children’s Hospital Medical Center), (FSA),
	5.25%, 11/15/25	$ 1,015,000
5,000	Butler County, (Cincinnati Children’s Hospital), (FGIC),
	5.00%, 5/15/31	4,801,100
500	Cuyahoga County, (Cleveland Clinic), (MBIA),
	5.125%, 1/1/29	500,665
1,300	Franklin County, (Ohio Health Corp.), (MBIA),
	5.00%, 5/15/33	1,269,034
2,785	Hamilton County, (Cincinnati Children’s Hospital),
	(FGIC), 5.00%, 5/15/32	2,664,521

		$ 10,250,320

Insured-Lease Revenue / Certificates of
Participation — 0.7%

$ 845	Ohio Higher Educational Facilities Authority,
	(Xavier University), (CIFG), 5.00%, 5/1/22	$ 846,631
1,245	Ohio Higher Educational Facilities Authority,
	(Xavier University), (CIFG), 5.25%, 5/1/21	1,273,498

		$ 2,120,129

Insured-Special Tax Revenue — 2.1%

$ 610	Hamilton County, Sales Tax Revenue, (AMBAC),
	5.25%, 12/1/32	$ 610,854
4,760	Puerto Rico Infrastructure Financing Authority, (AMBAC),
	0.00%, 7/1/29	1,350,793
5,000	Puerto Rico Infrastructure Financing Authority, (AMBAC),
	0.00%, 7/1/34	1,045,100
590	Puerto Rico Infrastructure Financing Authority, (AMBAC),
	0.00%, 7/1/37	101,810
3,600	Puerto Rico Infrastructure Financing Authority, (AMBAC),
	5.50%, 7/1/27	3,774,960

		$ 6,883,517

Insured-Transportation — 10.3%

$ 1,765	Butler County Transportation Improvement District, (XLCA),
	4.75%, 12/1/25	$ 1,725,658
5,000	Cleveland Airport, (FSA), 5.00%, 1/1/24	5,073,950
7,000	Ohio Turnpike Commission, (FGIC), 5.50%, 2/15/24(3)	7,629,300
5,000	Puerto Rico Highway and Transportation Authority, (AGC),
	(CIFG), 5.25%, 7/1/41(4)	5,151,775
2,500	Puerto Rico Highway and Transportation Authority, (FSA),
	5.25%, 7/1/22	2,684,575
65	Puerto Rico Highway and Transportation Authority, (FSA),
	5.25%, 7/1/32	67,078

Principal Amount
(000’s omitted)	Security	Value

Insured-Transportation (continued)

$ 4,700	Puerto Rico Highway and Transportation Authority, (FSA),
	5.25%, 7/1/32(4)	$ 4,850,306
6,000	Puerto Rico Highway and Transportation Authority, (MBIA),
	5.25%, 7/1/32	6,057,120

		$ 33,239,762

Insured-Water and Sewer — 2.8%

$ 5,000	Cleveland Waterworks, (MBIA), 5.00%, 1/1/37	$ 4,992,050
3,500	Marysville Wastewater Treatment System, (XLCA),
	4.75%, 12/1/47	3,107,580
1,060	Toledo Waterworks, (MBIA), 5.00%, 11/15/25	1,073,345

		$ 9,172,975

Nursing Home — 0.4%

$ 1,150	Cuyahoga County Health Care Facilities, (Maple
	Care Center), (GNMA), (AMT), 8.00%, 8/20/16	$ 1,226,602

		$ 1,226,602

Other Revenue — 5.3%

$23,090	Buckeye Tobacco Settlement Financing Authority,
	0.00%, 6/1/47	$ 1,257,712
2,275	Buckeye Tobacco Settlement Financing Authority,
	5.875%, 6/1/47	2,013,284
9,000	Puerto Rico Infrastructure Financing Authority,
	5.50%, 10/1/32(4)	9,320,940
4,700	Riversouth Authority, (Lazarus Building Redevelopment),
	5.75%, 12/1/27	4,458,514

		$ 17,050,450

Pooled Loans — 3.5%

$ 740	Cleveland-Cuyahoga County Port Authority, (Columbia
	National), (AMT), 5.00%, 5/15/20	$ 687,393
715	Cleveland-Cuyahoga County Port Authority, (Fairmount
	Project), 5.125%, 5/15/25	639,417
200	Ohio Economic Development Commission, (Burrows
	Paper), (AMT), 7.625%, 6/1/11	200,812
1,440	Ohio Economic Development Commission, (Ohio Enterprise
	Bond Fund), (AMT), 4.85%, 6/1/25	1,435,579
465	Ohio Economic Development Commission, (Progress Plastic
	Products), (AMT), 7.80%, 12/1/09	466,953
7,455	Rickenbacker Port Authority, Oasbo Expanded Asset Pool Loan,
	5.375%, 1/1/32(4)	7,569,931
415	Toledo Lucas County, Port Authority Development,
	(AMT), 5.125%, 11/15/25	370,408

		$ 11,370,493

S e e   n o t e s   t o   f i n a n c i a l   s t a t e m e n t s

Eaton Vance Ohio Municipals Fund a s o f M a r c h 3 1 , 2 0 0 8 P O R T F O L I O O F I N V E S T M E N T S ( U n a u d i t e d ) C O N T ’ D

Principal Amount
(000’s omitted)	Security	Value

Special Tax Revenue — 1.1%

$ 2,000	Cleveland-Cuyahoga County Port Authority,
	7.00%, 12/1/18	$ 2,123,080
1,395	Cuyahoga County Economic Development, (Shaker
	Square), 6.75%, 12/1/30	1,517,607

		$ 3,640,687

Water and Sewer — 2.2%

$ 3,000	Cincinnati Water System Authority, 4.50%, 12/1/23	$ 2,983,170
4,000	Cincinnati Water System Authority, 5.00%, 12/1/32	4,011,880

		$ 6,995,050

Total Tax-Exempt Investments — 103.0%
(identified cost $339,674,010)		$333,824,763

Other Assets, Less Liabilities — (3.0)%		$ (9,684,930)

Net Assets — 100.0%		$324,139,833

AGC - Assured Guaranty Corp.

AMBAC - AMBAC Financial Group, Inc.

AMT - Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative Minimum Tax.

CIFG - CIFG Assurance North America, Inc.

DRIVERS - Derivative Inverse Tax-Exempt Receipts FGIC - Financial Guaranty Insurance Company

FSA - Financial Security Assurance, Inc.

GNMA - Government National Mortgage Association (Ginnie Mae) MBIA - Municipal Bond Insurance Association XLCA - XL Capital Assurance, Inc.

The Fund invests primarily in debt securities issued by Ohio municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at March 31, 2008, 69.1% of total investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by an individual financial institution ranged from 1.5% to 28.3% of total investments.

(1)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2008, the aggregate value of the securities is $416,160 or 0.1% of the Fund’s net assets.

(2)	Security has been issued as a leveraged inverse floater bond. The stated interest rate represents the rate in effect at March 31, 2008.

(3)	Security (or a portion thereof) has been segregated to cover margin requirements on open financial futures contracts.

(4)	Security represents the underlying municipal obligation of an inverse floating rate obligation held by the Fund.

S e e n o t e s t o f i n a n c i a l s t a t e m e n t s

Eaton Vance Rhode Island Municipals Fund a s o f M a r c h 3 1 , 2 0 0 8 P O R T F O L I O O F I N V E S T M E N T S ( U n a u d i t e d )

Ta x - E x e m p t I n v e s t m e n t s — 1 0 5 . 2%

Principal Amount
(000’s omitted)	Security	Value

Education — 6.1%

$ 500	Rhode Island Health and Educational Building Corp.,
	(Brown University), 4.75%, 9/1/33	$ 490,570
2,105	Rhode Island Health and Educational Building Corp.,
	(Brown University), 4.75%, 9/1/37	2,055,996
400	Rhode Island Health and Educational Building Corp.,
(Higher Education Facility-Brown University),
	5.00%, 9/1/23	409,444
500	Rhode Island Health and Educational Building Corp.,
(Higher Education Facility-Salve Regina University),
	5.125%, 3/15/32	472,645

$ 3,428,655

Electric Utilities — 0.9%

$ 150	Puerto Rico Electric Power Authority, DRIVERS, Variable Rate,
	10.00%, 7/1/25(1)(2)	$ 141,556
450	Puerto Rico Electric Power Authority, DRIVERS, Variable Rate,
	10.00%, 7/1/37(1)(2)	357,835

$ 499,391

Escrowed / Prerefunded — 2.0%

$1,000	Rhode Island Health and Educational Building Corp.,
(Hospital Financing-Lifespan Obligation Group),
	Prerefunded to 8/15/12, 6.50%, 8/15/32	$ 1,141,620

$ 1,141,620

General Obligations — 0.3%

$ 225	Puerto Rico, 0.00%, 7/1/16	$ 155,045

$ 155,045

Hospital — 0.9%

$ 500	Rhode Island Health and Educational Building Corp.,
	(Newport Hospital), 5.30%, 7/1/29	$ 492,995

$ 492,995

Housing — 3.1%

$ 900	Rhode Island Housing and Mortgage Finance Corp., (AMT),
	4.90%, 4/1/22	$ 870,345
1,000	Rhode Island Housing and Mortgage Finance Corp., (AMT),
	4.90%, 10/1/28	913,360

$ 1,783,705

Principal Amount
(000’s omitted)	Security	Value

Industrial Development Revenue — 3.6%

$1,000	Rhode Island Industrial Facilities Corp., (Waste
	Management, Inc.), (AMT), 4.625%, 4/1/16	$ 975,840
1,250	Virgin Islands Public Financing Authority, (HOVENSA LLC),
	(AMT), 4.70%, 7/1/22	1,064,750

		$ 2,040,590

Insured-Education — 15.3%

$2,145	Rhode Island Health and Educational Building Corp.,
	(Bryant College), (AMBAC), 5.00%, 12/1/31	$ 2,145,558
900	Rhode Island Health and Educational Building Corp.,
(Higher Education Facilities-Rhode Island School of Design),
	(XLCA), 5.00%, 8/15/23	893,277
1,000	Rhode Island Health and Educational Building Corp.,
(Higher Education Facilities-University of Rhode Island),
	(AMBAC), 5.00%, 9/15/30	1,001,830
1,000	Rhode Island Health and Educational Building Corp.,
	(Johnson and Wales University), (MBIA), 5.00%, 4/1/29	998,710
1,000	Rhode Island Health and Educational Building Corp.,
	(Providence College), (XLCA), 5.00%, 11/1/24	983,360
500	Rhode Island Health and Educational Building Corp.,
	(Public Schools), (AMBAC), 5.00%, 5/15/27	502,885
1,600	Rhode Island Health and Educational Building Corp.,
	(Rhode Island School of Design), (MBIA), 5.00%, 6/1/31	1,591,200
500	Rhode Island Health and Educational Building Corp.,
	(Roger Williams College), (AMBAC), 5.00%, 11/15/24	502,530

		$ 8,619,350

Insured-Electric Utilities — 2.9%

$ 975	Puerto Rico Electric Power Authority, (MBIA), 0.00%, 7/1/17	$ 634,140
900	Puerto Rico Electric Power Authority, (MBIA),
	5.50%, 7/1/16(3)	986,724

		$ 1,620,864

Insured-Escrowed / Prerefunded — 7.8%

$ 500	North Kingstown, (FGIC), Prerefunded to 10/1/09,
	5.875%, 10/1/25	$ 534,000
1,000	Puerto Rico Electric Power Authority, (FSA), Prerefunded to
	7/1/10, 5.25%, 7/1/29(3)	1,075,422
230	Rhode Island Depositors Economic Protection Corp., (FSA),
	Escrowed to Maturity, 5.75%, 8/1/21	265,972
500	Rhode Island Depositors Economic Protection Corp., (MBIA),
	Escrowed to Maturity, 5.80%, 8/1/09	526,340
1,000	Rhode Island Depositors Economic Protection Corp., (MBIA),
	Escrowed to Maturity, 5.80%, 8/1/12	1,118,680
800	Rhode Island Health and Educational Building Corp.,
(University of Rhode Island), (AMBAC), Prerefunded to
	9/15/10, 5.70%, 9/15/30	869,864

		$ 4,390,278

S e e   n o t e s   t o   f i n a n c i a l   s t a t e m e n t s

Eaton Vance Rhode Island Municipals Fund a s o f M a r c h 3 1 , 2 0 0 8 P O R T F O L I O O F I N V E S T M E N T S ( U n a u d i t e d ) C O N T ’ D

Principal Amount
(000’s omitted)	Security	Value

Insured-General Obligations — 7.6%

$ 600	North Kingstown, (FGIC), 5.00%, 10/1/25	$ 612,030
500	Puerto Rico, (FSA), Variable Rate, 8.62%, 7/1/27(1)(2)	585,805
600	Rhode Island and Providence Plantations, (FSA),
	4.75%, 8/1/26	601,194
1,850	Rhode Island and Providence Plantations, (MBIA),
	5.00%, 11/15/25	1,892,827
575	Warwick, (AMBAC), 5.00%, 7/15/21	589,691

		$ 4,281,547

Insured-Hospital — 7.3%

$1,900	Rhode Island Health and Educational Building Corp.,
	(Lifespan), (MBIA), 5.25%, 5/15/26	$ 1,906,441
2,250	Rhode Island Health and Educational Building Corp.,
	(Rhode Island Hospital), (FSA), 5.00%, 5/15/32	2,212,718

		$ 4,119,159

Insured-Housing — 4.8%

$1,000	Rhode Island Housing and Mortgage Finance Corp., (Rental
	Housing Program), (FSA), (AMT), 5.00%, 10/1/48	$ 873,040
400	Rhode Island Housing and Mortgage Finance Corp., (Rental
	Housing Program), (FSA), (AMT), 5.25%, 10/1/31	379,328
500	Rhode Island Housing and Mortgage Finance Corp., (Rental
	Housing Program), (FSA), (AMT), 5.50%, 10/1/49	469,135
1,000	Rhode Island Housing and Mortgage Finance Corp., (Rental
	Housing Program), (FSA), (AMT), 5.55%, 10/1/32	983,690

		$ 2,705,193

Insured-Lease Revenue / Certificates of
Participation — 3.0%

$ 680	Providence Redevelopment Agency, (Public Safety Building),
	(AMBAC), 5.00%, 4/1/25	$ 686,392
1,000	Providence Redevelopment Agency, (Public Safety Building),
	(AMBAC), 5.00%, 4/1/28	1,002,930

		$ 1,689,322

Insured-Pooled Loans — 2.5%

$1,000	Rhode Island Student Loan Authority, (AMBAC),
	(AMT), 4.85%, 12/1/36	$ 911,920
500	Rhode Island Student Loan Authority, (AMBAC),
	(AMT), 4.90%, 12/1/26	487,430

		$ 1,399,350

Principal Amount
(000’s omitted)	Security	Value

Insured-Solid Waste — 1.3%

$ 750	Rhode Island Resource Recovery Corp., (MBIA),
	(AMT), 5.00%, 3/1/22	$ 733,785

		$ 733,785

Insured-Special Tax Revenue — 9.1%

$2,300	Convention Center Authority of Rhode Island, (MBIA),
	5.25%, 5/15/15	$ 2,459,919
265	Puerto Rico Infrastructure Financing Authority, (AMBAC),
	0.00%, 7/1/28	80,157
1,425	Puerto Rico Infrastructure Financing Authority, (AMBAC),
	0.00%, 7/1/29	404,387
1,625	Puerto Rico Infrastructure Financing Authority, (AMBAC),
	0.00%, 7/1/37	280,410
2,000	Puerto Rico Infrastructure Financing Authority, (FGIC),
	0.00%, 7/1/30	535,360
2,145	Puerto Rico Sales Tax Financing, (AMBAC),
	0.00%, 8/1/54	141,334
395	Puerto Rico Sales Tax Financing, (MBIA),
	0.00%, 8/1/44	47,428
785	Puerto Rico Sales Tax Financing, (MBIA),
	0.00%, 8/1/45	88,846
630	Puerto Rico Sales Tax Financing, (MBIA),
	0.00%, 8/1/46	67,158
1,000	Rhode Island Economic Development Corp., (Rhode Island
Department of Transportation), Motor Fuel Tax Revenue,
	(AMBAC), 5.00%, 6/15/26	1,005,950

		$ 5,110,949

Insured-Transportation — 10.7%

$1,500	Puerto Rico Highway and Transportation Authority, (AGC),
	(CIFG), 5.25%, 7/1/41(3)	$ 1,545,533
1,000	Puerto Rico Highway and Transportation Authority, (AMBAC),
	5.25%, 7/1/38	1,004,450
1,500	Puerto Rico Highway and Transportation Authority, (FSA),
	5.25%, 7/1/33	1,544,595
1,000	Rhode Island Economic Development Corp., (Rhode Island
	Airport Corp.), (CIFG), 5.00%, 7/1/31(4)	944,770
1,000	Rhode Island Economic Development Corp., (T.F. Green Airport),
	(FSA), (AMT), 5.00%, 7/1/20	1,003,380

		$ 6,042,728

Insured-Water and Sewer — 4.2%

$1,000	Narragansett Bay Commission, (MBIA), 5.00%, 8/1/27	$ 1,006,640
1,000	Narragansett Bay Commission, (MBIA), 5.00%, 8/1/28	1,004,810
350	Rhode Island Clean Water, Water Pollution Control, (MBIA),
	5.40%, 10/1/15	377,976

		$ 2,389,426

S e e   n o t e s   t o   f i n a n c i a l   s t a t e m e n t s

Eaton Vance Rhode Island Municipals Fund a s o f M a r c h 3 1 , 2 0 0 8 P O R T F O L I O O F I N V E S T M E N T S ( U n a u d i t e d ) C O N T ’ D

Principal Amount
(000’s omitted)	Security	Value

Nursing Home — 4.8%

$ 500	Rhode Island Health and Educational Building Corp.,
	(Roger Williams Realty), 6.50%, 8/1/29	$ 524,050
1,275	Rhode Island Health and Educational Building Corp.,
	(Steere House), 5.80%, 7/1/20	1,213,379
1,000	Rhode Island Health and Educational Building Corp.,
	(Tockwotton Home), 6.25%, 8/15/22	969,980

		$ 2,707,409

Other Revenue — 3.8%

$ 250	Central Falls Detention Facility Revenue, 7.25%, 7/15/35	$ 257,260
1,545	Puerto Rico Infrastructure Financing Authority,
	5.50%, 10/1/32(3)	1,600,094
7,125	Tobacco Settlement Financing Corp., 0.00%, 6/1/52	280,512

		$ 2,137,866

Special Tax Revenue — 3.2%

$1,410	Puerto Rico Sales Tax Financing, 5.25%, 8/1/57	$ 1,314,261
500	Tiverton, Obligation Tax Increment, (Mount Hope
	Bay Village), 6.875%, 5/1/22	520,365

		$ 1,834,626

Total Tax-Exempt Investments — 105.2%
(identified cost $60,528,173)		$59,323,853

Other Assets, Less Liabilities — (5.2)%		$ (2,955,561)

Net Assets — 100.0%		$56,368,292

AGC - Assured Guaranty Corp.

AMBAC - AMBAC Financial Group, Inc.

AMT - Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative Minimum Tax.

CIFG - CIFG Assurance North America, Inc.

DRIVERS - Derivative Inverse Tax-Exempt Receipts

FGIC - Financial Guaranty Insurance Company

FSA - Financial Security Assurance, Inc.

MBIA - Municipal Bond Insurance Association

XLCA - XL Capital Assurance, Inc.

The Fund invests primarily in debt securities issued by Rhode Island municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at March 31, 2008, 72.7% of total investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by an individual financial institution ranged from 2.6% to 26.0% of total investments.

(1)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2008, the aggregate value of the securities is $1,085,196 or 1.9% of the Fund’s net assets.

(2)	Security has been issued as a leveraged inverse floater bond. The stated interest rate represents the rate in effect at March 31, 2008.

(3)	Security represents the underlying municipal obligation of an inverse floating rate obligation held by the Fund.

(4)	Security (or a portion thereof) has been segregated to cover margin requirements on open financial futures contracts.

S e e   n o t e s   t o   f i n a n c i a l   s t a t e m e n t s

Eaton Vance West Virginia Municipals Fund a s o f M a r c h 3 1 , 2 0 0 8 P O R T F O L I O O F I N V E S T M E N T S ( U n a u d i t e d )

Ta x - E x e m p t I n v e s t m e n t s — 9 8 . 1%

Principal Amount
(000’s omitted)	Security	Value

Education — 2.4%

$ 750	Shepherd College Board of Governors, 5.125%, 12/1/33	$ 755,385

$ 755,385

Electric Utilities — 3.6%

$ 500	Harrison County Commission, (Allegheny Energy), (AMT),
	5.50%, 10/15/37	$ 460,100
500	Mason County, PCR, (Appalachian Power Co.),
	5.50%, 10/1/22	491,430
50	Puerto Rico Electric Power Authority, DRIVERS, Variable Rate,
	10.00%, 7/1/25(1)(2)	47,185
150	Puerto Rico Electric Power Authority, DRIVERS, Variable Rate,
	10.00%, 7/1/37(1)(2)	119,278

$ 1,117,993

Escrowed / Prerefunded — 12.6%

$ 2,500	Kanawha-Putnam, Single Family, Escrowed to Maturity,
	0.00%, 12/1/16	$ 1,763,300
1,820	West Virginia Health Facilities Authority, (Charleston Area
	Medical Center), Escrowed to Maturity, 6.50%, 9/1/23	2,142,213

$ 3,905,513

Housing — 5.8%

$ 800	West Virginia Housing Development Fund, (AMT),
	4.625%, 11/1/32	$ 695,544
1,190	West Virginia Housing Development Fund, (AMT),
	5.10%, 11/1/27	1,121,063

$ 1,816,607

Industrial Development Revenue — 2.7%

$ 1,000	Virgin Islands Public Financing Authority, (HOVENSA LLC),
	(AMT), 4.70%, 7/1/22	$ 851,800

$ 851,800

Insured-Education — 9.0%

$ 750	Fairmont College, Student Activity Revenue, (FGIC),
	5.00%, 6/1/32	$ 735,510
750	Shepherd University Board of Governors, (Wellness
	Center Project), (MBIA), 4.50%, 6/1/37	676,777
455	West Virginia Higher Education Interim Governing Board,
	(Marshall University), (FGIC), 5.00%, 5/1/31	443,425
500	West Virginia Higher Education Policy Commission, (FGIC),
	5.00%, 4/1/29	492,965
500	West Virginia University, (FGIC), 4.75%, 10/1/35	465,895

$ 2,814,572

Principal Amount
(000’s omitted)	Security	Value

Insured-Electric Utilities — 8.5%

$ 250	Pleasants County, PCR, (Potomac Edison), (AMBAC),
	(AMT), 5.50%, 4/1/29	$ 250,702
1,000	Pleasants County, PCR, (West Pennsylvania), (AMBAC),
	(AMT), 5.50%, 4/1/29(3)	1,001,680
450	Puerto Rico Electric Power Authority, (MBIA),
	5.50%, 7/1/16(4)	493,362
1,000	West Virginia Economic Development Authority, (Ohio
	Power Co.), (AMBAC), (AMT), 4.90%, 6/1/37	885,530

		$ 2,631,274

Insured-Escrowed / Prerefunded — 1.6%

$ 500	Harrison County Building Commission, (Maplewood
	Retirement), (AMBAC), Prerefunded to 4/1/08,
	5.25%, 4/1/28	$ 510,000

		$ 510,000

Insured-General Obligations — 8.9%

$ 1,000	Monongalia County Board of Education, (MBIA),
	5.00%, 5/1/33	$ 998,540
250	Ohio County Board of Education, (MBIA), 5.125%, 6/1/18	255,540
190	Puerto Rico, (FSA), 5.125%, 7/1/30	190,747
300	Puerto Rico, (FSA), Variable Rate, 8.62%, 7/1/27(1)(2)	351,483
1,700	West Virginia, (FGIC), 0.00%, 11/1/19	963,781

		$ 2,760,091

Insured-Hospital — 5.3%

$ 500	Randolph County Commission Health System, (Davis Health
	System, Inc.), (FSA), 5.20%, 11/1/21	$ 514,605
1,100	West Virginia Health Facilities Authority, (West Virginia
	University Medical Corp.), (MBIA), 6.10%, 1/1/18	1,140,535

		$ 1,655,140

Insured-Lease Revenue / Certificates of
Participation — 3.2%

$ 500	West Virginia Economic Development Authority, (Correctional
	Juvenile and Public), (MBIA), 5.00%, 6/1/26	$ 502,450
500	West Virginia Economic Development Authority, (West Virginia
	University), (AMBAC), 5.00%, 7/15/31	497,240

		$ 999,690

Insured-Special Tax Revenue — 4.1%

$ 3,780	Puerto Rico Infrastructure Financing Authority, (AMBAC),
	0.00%, 7/1/29	$ 1,072,688
1,225	Puerto Rico Sales Tax Financing, (AMBAC), 0.00%, 8/1/54	80,715
225	Puerto Rico Sales Tax Financing, (MBIA), 0.00%, 8/1/44	27,016
445	Puerto Rico Sales Tax Financing, (MBIA), 0.00%, 8/1/45	50,365
355	Puerto Rico Sales Tax Financing, (MBIA), 0.00%, 8/1/46	37,843

		$ 1,268,627

S e e   n o t e s   t o   f i n a n c i a l   s t a t e m e n t s

Eaton Vance West Virginia Municipals Fund a s o f M a r c h 3 1 , 2 0 0 8 P O R T F O L I O O F I N V E S T M E N T S ( U n a u d i t e d ) C O N T ’ D

Principal Amount
(000’s omitted)	Security	Value

Insured-Transportation — 3.3%

$ 740	Puerto Rico Highway and Transportation Authority, (AGC),
	(CIFG), 5.25%, 7/1/41(4)	$ 762,463
250	West Virginia Parkways, Economic Development and Tourism
	Authority, (FGIC), 5.25%, 5/15/19	273,193

		$ 1,035,656

Insured-Water and Sewer — 20.4%

$ 500	Crab Orchard-MacArthur, Public Service District Sewer System,
	(AMBAC), 5.50%, 10/1/25	$ 505,000
500	Martinsburg Water and Sewer, (MBIA), 5.00%, 9/1/31	493,860
750	West Virginia Water Development Authority, (AMBAC),
	5.00%, 10/1/28	752,063
500	West Virginia Water Development Authority, (Loan Program II),
	(AMBAC), 5.00%, 11/1/33	497,120
500	West Virginia Water Development Authority, (Loan Program II),
	(FGIC), 5.00%, 11/1/33	488,685
500	West Virginia Water Development Authority, (Loan Program III),
	(AMBAC), (AMT), 5.65%, 7/1/40	495,480
500	West Virginia Water Development Authority, (Loan Program IV),
	(AMBAC), 4.75%, 11/1/35	474,220
750	West Virginia Water Development Authority, (Loan Program IV),
	(FSA), 5.00%, 11/1/44	741,270
1,000	West Virginia Water Development Authority, (West Virginia
	Infrastructure Jobs Program), (FSA), 4.75%, 10/1/45	943,350
1,000	Wheeling Waterworks and Sewer System, (FSA),
	4.75%, 6/1/36	958,010

		$ 6,349,058

Lease Revenue / Certificates of Participation — 1.3%

$ 400	West Virginia Economic Development Authority,
	(State Office Building), 5.00%, 10/1/26	$ 396,664

		$ 396,664

Senior Living / Life Care — 0.8%

$ 300	West Virginia Economic Development Authority,
	(Edgewood Summit, Inc.), 5.50%, 11/1/29	$ 256,926

		$ 256,926

Special Tax Revenue — 4.6%

$12,500	Puerto Rico Sales Tax Financing, 0.00%, 8/1/56	$ 684,250
815	Puerto Rico Sales Tax Financing, 5.25%, 8/1/57	759,662

		$ 1,443,912

Total Tax-Exempt Investments
(identified cost $31,652,258)		$30,568,908

A u c t i o n - R a t e S e c u r i t i e s — 1 . 6%
Principal Amount
(000’s omitted)	Description	Value

$ 500	West Virginia Hospital Finance Authority, (Cabell Huntington
	Hospital), Variable Rate, 9.77%, 1/1/34(5)	$ 500,000

Total Auction-Rate Securities
(identified cost $500,000)		$ 500,000

Total Investments — 99.7%
(identified cost $32,152,258)		$31,068,908

Other Assets, Less Liabilities — 0.3%		$ 79,152

Net Assets — 100.0%		$31,148,060

AGC - Assured Guaranty Corp.

AMBAC - AMBAC Financial Group, Inc.

AMT - Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative Minimum Tax.

CIFG - CIFG Assurance North America, Inc.

DRIVERS - Derivative Inverse Tax-Exempt Receipts

FGIC - Financial Guaranty Insurance Company

FSA - Financial Security Assurance, Inc.

MBIA - Municipal Bond Insurance Association

PCR - Pollution Control Revenue

The Fund invests primarily in debt securities issued by West Virginia municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at March 31, 2008, 64.5% of total investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by an individual financial institution ranged from 2.5% to 22.6% of total investments.

(1)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2008, the aggregate value of the securities is $517,946 or 1.7% of the Fund’s net assets.

(2)	Security has been issued as a leveraged inverse floater bond. The stated interest rate represents the rate in effect at March 31, 2008.

(3)	Security (or a portion thereof) has been segregated to cover margin requirements on open financial futures contracts.

(4)	Security represents the underlying municipal obligation of an inverse floating rate obligation held by the Fund.

(5)	Security subject to redemption at each auction date. The stated interest rate represents the rate in effect at March 31, 2008.

S e e   n o t e s   t o   f i n a n c i a l   s t a t e m e n t s

Eaton Vance Municipals Funds a s o f M a r c h 3 1 , 2 0 0 8 F I N A N C I A L S T A T E M E N T S ( U n a u d i t e d ) S t a t e m e n t s o f A s s e t s a n d L i a b i l i t i e s

As of March 31, 2008

	California Fund	Florida Plus Fund	Massachusetts Fund	Mississippi Fund

Assets

Investments —
Identified cost	$294,822,793	$222,371,346	$316,596,135	$17,191,393
Unrealized appreciation (depreciation)	2,206,298	(3,604,480)	(6,662,995)	129,638

Investments, at value	$297,029,091	$218,766,866	$309,933,140	$17,321,031

Cash	$ —	$ 68,988	$ 1,274,842	$ 106,344
Receivable for investments sold	—	220,000	49,413	708,161
Receivable for Fund shares sold	214,994	2,303	641,326	876
Interest receivable	3,863,515	3,285,023	4,201,850	198,521

Total assets	$301,107,600	$222,343,180	$316,100,571	$18,334,933

Liabilities

Payable for floating rate notes issued	$ 26,760,000	$ 17,350,000	$ 24,045,000	$ 530,000
Interest expense and fees payable	151,690	184,758	145,353	4,906
Payable for Fund shares redeemed	766,088	272,434	555,766	46,519
Payable for daily variation margin on open financial futures contracts	82,611	64,548	159,378	2,125
Demand note payable	1,200,000	—	—	—
Dividends payable	427,311	377,774	465,184	25,077
Payable for open interest rate swap contracts	1,293,233	1,246,674	1,431,383	77,836
Due to custodian	80,803	—	—	—
Payable to affiliate for Trustees’ fees	944	2,010	1,077	11
Payable to affiliate for investment adviser fee	106,117	75,803	106,310	2,297
Payable to affiliate for distribution and service fees	69,585	49,834	79,989	4,482
Accrued expenses	105,647	93,283	69,778	29,059

Total liabilities	$ 31,044,029	$ 19,717,118	$ 27,059,218	$ 722,312

Net Assets	$270,063,571	$202,626,062	$289,041,353	$17,612,621

Sources of Net Assets

Paid-in capital	$273,732,310	$208,233,631	$310,010,300	$17,712,476
Accumulated net realized loss (computed on the basis of identified cost)	(3,214,054)	(968,884)	(10,158,009)	(94,063)
Accumulated undistributed (distributions in excess of) net investment income	(144,527)	1,168,235	(169,144)	(23,628)
Net unrealized appreciation (depreciation) (computed on the basis of identified cost)	(310,158)	(5,806,920)	(10,641,794)	17,836

Net Assets	$270,063,571	$202,626,062	$289,041,353	$17,612,621

Class A Shares

Net Assets	$250,408,537	$178,635,729	$222,564,187	$15,297,647
Shares Outstanding	25,339,596	18,377,076	25,604,363	1,671,894
Net Asset Value and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$ 9.88	$ 9.72	$ 8.69	$ 9.15
Maximum Offering Price Per Share
(100 ÷ 95.25 of net asset value per share)	$ 10.37	$ 10.20	$ 9.12	$ 9.61

Class B Shares

Net Assets	$ 3,407,621	$ 20,270,481	$ 33,964,194	$ 2,313,998
Shares Outstanding	373,082	2,034,559	3,906,617	247,269
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$ 9.13	$ 9.96	$ 8.69	$ 9.36

Class C Shares

Net Assets	$ 16,237,039	$ 3,719,852	$ 18,650,010	$ 976
Shares Outstanding	1,777,806	373,304	2,144,738	104
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$ 9.13	$ 9.96	$ 8.70	$ 9.36

Class I Shares

Net Assets	$ 10,374	$ —	$ 13,862,962	$ —
Shares Outstanding	1,049	—	1,595,253	—
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$ 9.89	$ —	$ 8.69	$ —

On sales of $25,000 or more, the offering price of Class A shares is reduced.
* Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

S e e   n o t e s   t o   f i n a n c i a l   s t a t e m e n t s

Eaton Vance Municipals Funds a s o f M a r c h 3 1 , 2 0 0 8 F I N A N C I A L S T A T E M E N T S ( U n a u d i t e d ) C O N T ’ D S t a t e m e n t s o f A s s e t s a n d L i a b i l i t i e s

As of March 31, 2008

	New York Fund	Ohio Fund	Rhode Island Fund	West Virginia Fund

Assets

Investments —
Identified cost	$452,400,457	$339,674,010	$60,528,173	$32,152,258
Unrealized depreciation	(1,524,288)	(5,849,247)	(1,204,320)	(1,083,350)

Investments, at value	$450,876,169	$333,824,763	$59,323,853	$31,068,908

Cash	$ 1,702,961	$ 4,532,140	$ 657,538	$ 327,185
Receivable for investments sold	66,065	89,858	—	—
Receivable for Fund shares sold	725,302	600,504	8,662	405,891
Interest receivable	6,922,276	5,035,791	889,523	476,570

Total assets	$460,292,773	$344,083,056	$60,879,576	$32,278,554

Liabilities

Payable for floating rate notes issued	$ 42,400,000	$ 18,245,000	$ 3,420,000	$ 855,000
Interest expense and fees payable	405,764	175,081	34,986	6,583
Payable for Fund shares redeemed	1,099,519	503,293	599,416	11,454
Payable for daily variation margin on open financial futures contracts	146,097	124,049	5,313	13,282
Dividends payable	583,159	442,894	85,301	40,599
Payable for open interest rate swap contracts	2,524,965	155,229	296,762	153,652
Payable to affiliate for Trustees’ fees	1,209	198	369	110
Payable to affiliate for investment adviser fee	153,304	117,707	14,268	5,381
Payable to affiliate for distribution and service fees	97,808	92,054	19,402	8,517
Accrued expenses	133,625	87,718	35,467	35,916

Total liabilities	$ 47,545,450	$ 19,943,223	$ 4,511,284	$ 1,130,494

Net Assets	$412,747,323	$324,139,833	$56,368,292	$31,148,060

Sources of Net Assets

Paid-in capital	$424,567,761	$342,992,628	$58,821,611	$33,463,391
Accumulated net realized loss (computed on the basis of identified cost)	(5,448,270)	(10,939,959)	(831,123)	(865,397)
Accumulated undistributed (distributions in excess of) net investment income	12,214	(228,152)	(36,200)	(16,272)
Net unrealized depreciation (computed on the basis of identified cost)	(6,384,382)	(7,684,684)	(1,585,996)	(1,433,662)

Net Assets	$412,747,323	$324,139,833	$56,368,292	$31,148,060

Class A Shares

Net Assets	$368,201,284	$265,312,519	$41,027,780	$25,872,627
Shares Outstanding	38,207,142	30,388,201	4,532,365	2,907,700
Net Asset Value and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$ 9.64	$ 8.73	$ 9.05	$ 8.90
Maximum Offering Price Per Share
(100 ÷ 95.25 of net asset value per share)	$ 10.12	$ 9.17	$ 9.50	$ 9.34

Class B Shares

Net Assets	$ 11,073,115	$ 26,170,292	$12,006,237	$ 5,250,028
Shares Outstanding	1,146,852	2,998,943	1,296,418	578,807
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$ 9.66	$ 8.73	$ 9.26	$ 9.07

Class C Shares

Net Assets	$ 33,462,609	$ 32,657,022	$ 3,334,275	$ 25,405
Shares Outstanding	3,470,685	3,741,933	359,817	2,799
Net Asset Value and Offering Price Per Share*
(net assets ÷ shares of beneficial interest outstanding)	$ 9.64	$ 8.73	$ 9.27	$ 9.08

Class I Shares

Net Assets	$ 10,315	$ —	$ —	$ —
Shares Outstanding	1,071	—	—	—
Net Asset Value, Offering Price and Redemption Price Per Share
(net assets ÷ shares of beneficial interest outstanding)	$ 9.64	$ —	$ —	$ —

On sales of $25,000 or more, the offering price of Class A shares is reduced.
* Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

S e e n o t e s t o f i n a n c i a l s t a t e m e n t s

Eaton Vance Municipals Funds a s o f M a r c h 3 1 , 2 0 0 8 F I N A N C I A L S T A T E M E N T S ( U n a u d i t e d ) C O N T ’ D S t a t e m e n t s o f O p e r a t i o n s

For the Six Months Ended March 31, 2008

	California Fund	Florida Plus Fund	Massachusetts Fund	Mississippi Fund

Investment Income

Interest	$ 7,554,599	$ 6,815,423	$ 8,594,334	$ 462,636

Total investment income	$ 7,554,599	$ 6,815,423	$ 8,594,334	$ 462,636

Expenses

Investment adviser fee	$ 625,194	$ 485,066	$ 664,317	$ 13,307
Trustees’ fees and expenses	8,999	9,000	10,198	100
Distribution and service fees
Class A	322,451	200,939	238,909	15,157
Class B	17,596	110,452	179,740	11,956
Class C	70,395	17,343	88,065	3
Legal and accounting services	33,067	33,164	32,370	16,137
Printing and postage	11,346	12,261	11,640	2,928
Custodian fee	119,452	68,958	45,064	16,284
Interest expense and fees	415,553	545,420	382,943	13,694
Transfer and dividend disbursing agent fees	40,599	47,249	67,792	4,326
Registration fees	2,847	7,075	11,552	549
Miscellaneous	9,600	18,453	12,289	4,491

Total expenses	$ 1,677,099	$ 1,555,380	$ 1,744,879	$ 98,932

Deduct —
Reduction of custodian fee	$ 32,114	$ 12,484	$ 18,070	$ 3,405

Total expense reductions	$ 32,114	$ 12,484	$ 18,070	$ 3,405

Net expenses	$ 1,644,985	$ 1,542,896	$ 1,726,809	$ 95,527

Net investment income	$ 5,909,614	$ 5,272,527	$ 6,867,525	$ 367,109

Realized and Unrealized Gain (Loss)

Net realized gain (loss) —
Investment transactions (identified cost basis)	$ (813,272)	$ 5,828,489	$ (1,097,949)	$ 13,120
Financial futures contracts	(684,704)	(1,013,370)	(2,059,928)	(31,439)
Interest rate swap contracts	(1,736,284)	(1,614,383)	(2,298,258)	(53,036)

Net realized gain (loss)	$ (3,234,260)	$ 3,200,736	$ (5,456,135)	$ (71,355)

Change in unrealized appreciation (depreciation) —
Investments (identified cost basis)	$(12,629,864)	$(19,393,080)	$(17,167,542)	$(550,752)
Financial futures contracts	(1,331,178)	(1,066,923)	(2,843,659)	(37,048)
Interest rate swap contracts	(1,347,562)	(1,303,098)	(1,491,497)	(93,754)

Net change in unrealized appreciation (depreciation)	$ (15,308,604)	$(21,763,101)	$(21,502,698)	$(681,554)

Net realized and unrealized loss	$ (18,542,864)	$(18,562,365)	$(26,958,833)	$(752,909)

Net decrease in net assets from operations	$ (12,633,250)	$(13,289,838)	$(20,091,308)	$(385,800)

S e e   n o t e s   t o   f i n a n c i a l   s t a t e m e n t s

Eaton Vance Municipals Funds a s o f M a r c h 3 1 , 2 0 0 8 F I N A N C I A L S T A T E M E N T S ( U n a u d i t e d ) C O N T ’ D S t a t e m e n t s o f O p e r a t i o n s

For the Six Months Ended March 31, 2008

	New York Fund	Ohio Fund	Rhode Island Fund	West Virginia Fund

Investment Income

Interest	$ 12,527,658	$ 8,691,805	$ 1,599,025	$ 855,620

Total investment income	$ 12,527,658	$ 8,691,805	$ 1,599,025	$ 855,620

Expenses

Investment adviser fee	$ 950,846	$ 706,628	$ 91,424	$ 33,209
Trustees’ fees and expenses	11,397	9,320	3,806	999
Distribution and service fees
Class A	388,827	275,340	44,034	26,385
Class B	54,383	132,359	61,891	27,150
Class C	154,792	155,749	16,049	23
Legal and accounting services	35,041	28,428	19,292	16,908
Printing and postage	20,130	16,470	4,209	3,477
Custodian fee	145,567	76,352	25,603	19,342
Interest expense and fees	844,961	426,869	57,876	35,493
Transfer and dividend disbursing agent fees	88,611	71,768	13,198	8,313
Registration fees	6,562	6,039	549	1,464
Miscellaneous	13,794	3,421	6,925	4,550

Total expenses	$ 2,714,911	$ 1,908,743	$ 344,856	$ 177,313

Deduct —
Reduction of custodian fee	$ 56,653	$ 32,915	$ 3,425	$ 3,283

Total expense reductions	$ 56,653	$ 32,915	$ 3,425	$ 3,283

Net expenses	$ 2,658,258	$ 1,875,828	$ 341,431	$ 174,030

Net investment income	$ 9,869,400	$ 6,815,977	$ 1,257,594	$ 681,590

Realized and Unrealized Gain (Loss)

Net realized gain (loss) —
Investment transactions (identified cost basis)	$ (144,755)	$ (800,009)	$ 63,104	$ (145,918)
Financial futures contracts	(2,161,466)	(983,750)	(87,387)	(32,417)
Interest rate swap contracts	(2,945,496)	(349,862)	(464,934)	(203,028)

Net realized loss	$ (5,251,717)	$ (2,133,621)	$ (489,217)	$ (381,363)

Change in unrealized appreciation (depreciation) —
Investments (identified cost basis)	$(22,305,359)	$(15,322,250)	$(2,886,034)	$(1,982,953)
Financial futures contracts	(2,547,018)	(1,640,671)	(101,500)	(209,099)
Interest rate swap contracts	(2,931,372)	(179,538)	(309,469)	(160,432)

Net change in unrealized appreciation (depreciation)	$(27,783,749)	$(17,142,459)	$ (3,297,003)	$ (2,352,484)

Net realized and unrealized loss	$(33,035,466)	$(19,276,080)	$ (3,786,220)	$ (2,733,847)

Net decrease in net assets from operations	$(23,166,066)	$(12,460,103)	$ (2,528,626)	$ (2,052,257)

S e e   n o t e s   t o   f i n a n c i a l   s t a t e m e n t s

Eaton Vance Municipals Funds a s o f M a r c h 3 1 , 2 0 0 8 F I N A N C I A L S T A T E M E N T S ( U n a u d i t e d ) C O N T ’ D S t a t e m e n t s o f C h a n g e s i n N e t A s s e t s

For the Six Months Ended March 31, 2008

Increase (Decrease) in Net Assets	California Fund	Florida Plus Fund	Massachusetts Fund	Mississippi Fund

From operations —
Net investment income	$ 5,909,614	$ 5,272,527	$ 6,867,525	$ 367,109
Net realized gain (loss) from investment transactions, financial
futures contracts and interest rate swap contracts	(3,234,260)	3,200,736	(5,456,135)	(71,355)
Net change in unrealized appreciation (depreciation) from investments,
financial futures contracts and interest rate swap contracts	(15,308,604)	(21,763,101)	(21,502,698)	(681,554)

Net decrease in net assets from operations	$ (12,633,250)	$ (13,289,838)	$ (20,091,308)	$ (385,800)

Distributions to shareholders —
From net investment income
Class A	$ (5,606,804)	$ (4,773,207)	$ (5,291,557)	$ (322,234)
Class B	(62,643)	(462,155)	(690,248)	(43,818)
Class C	(250,864)	(72,316)	(338,045)	(11)
Class I	(39)	—	(348,048)	—
From net realized gain
Class A	(1,142,220)	—	—	—
Class B	(16,429)	—	—	—
Class C	(65,285)	—	—	—

Total distributions to shareholders	$ (7,144,284)	$ (5,307,678)	$ (6,667,898)	$ (366,063)

Transactions in shares of beneficial interest —
Proceeds from sale of shares
Class A	$ 35,854,978	$ 11,529,893	$ 27,741,452	$ 1,961,477
Class B	397,548	331,990	1,004,874	6,873
Class C	7,848,619	1,658,543	5,383,103	1,000
Class I	10,000	—	2,105,293	—
Net asset value of shares issued to shareholders in payment of distributions declared
Class A	4,086,289	2,723,786	3,073,111	188,363
Class B	44,292	210,810	377,151	23,812
Class C	162,438	31,479	252,902	8
Class I	—	—	147,858	—
Cost of shares redeemed
Class A	(32,436,098)	(32,910,014)	(43,928,149)	(853,466)
Class B	(263,670)	(3,437,816)	(3,230,458)	(224,841)
Class C	(2,127,150)	(610,034)	(2,919,421)	—
Class I	—	—	(3,824,046)	—
Net asset value of shares exchanged
Class A	72,812	780,968	1,880,238	16,591
Class B	(72,812)	(780,968)	(1,880,238)	(16,591)

Net increase (decrease) in net assets from Fund share transactions	$ 13,577,246	$ (20,471,363)	$ (13,816,330)	$ 1,103,226

Net increase (decrease) in net assets	$ (6,200,288)	$ (39,068,879)	$ (40,575,536)	$ 351,363

Net Assets

At beginning of period	$276,263,859	$241,694,941	$329,616,889	$17,261,258

At end of period	$270,063,571	$202,626,062	$289,041,353	$17,612,621

Accumulated undistributed
(distributions in excess of) net
investment income included in net assets

At end of period	$ (144,527)	$ 1,168,235	$ (169,144)	$ (23,628)

S e e   n o t e s   t o   f i n a n c i a l   s t a t e m e n t s

Eaton Vance Municipals Funds a s o f M a r c h 3 1 , 2 0 0 8 F I N A N C I A L S T A T E M E N T S ( U n a u d i t e d ) C O N T ’ D S t a t e m e n t s o f C h a n g e s i n N e t A s s e t s

For the Six Months Ended March 31, 2008

Increase (Decrease) in Net Assets	New York Fund	Ohio Fund	Rhode Island Fund	West Virginia Fund

From operations —
Net investment income	$ 9,869,400	$ 6,815,977	$ 1,257,594	$ 681,590
Net realized loss from investment transactions,
financial futures contracts and interest rate swap contracts	(5,251,717)	(2,133,621)	(489,217)	(381,363)
Net change in unrealized appreciation (depreciation) from investments,
financial futures contracts and interest rate swap contracts	(27,783,749)	(17,142,459)	(3,297,003)	(2,352,484)

Net decrease in net assets from operations	$ (23,166,066)	$ (12,460,103)	$ (2,528,626)	$ (2,052,257)

Distributions to shareholders —
From net investment income
Class A	$ (8,754,214)	$ (5,678,677)	$ (944,616)	$ (561,491)
Class B	(213,333)	(469,365)	(229,263)	(99,107)
Class C	(605,968)	(552,196)	(59,244)	(84)
Class I	(40)	—	—	—

Total distributions to shareholders	$ (9,573,555)	$ (6,700,238)	$ (1,233,123)	$ (660,682)

Transactions in shares of beneficial interest —
Proceeds from sale of shares
Class A	$ 36,523,730	$ 36,646,133	$ 3,292,942	$ 2,910,923
Class B	1,480,402	1,437,562	441,086	94,001
Class C	9,179,741	8,910,576	1,037,085	25,388
Class I	10,000	—	—	—
Net asset value of shares issued to shareholders in payment of distributions declared
Class A	5,538,338	3,449,096	527,422	353,183
Class B	123,972	265,230	142,427	63,312
Class C	379,960	335,221	35,363	82
Cost of shares redeemed
Class A	(45,423,667)	(34,505,012)	(7,137,267)	(1,070,396)
Class B	(916,072)	(2,013,282)	(1,434,897)	(267,822)
Class C	(4,649,835)	(5,505,078)	(807,461)	—
Net asset value of shares exchanged
Class A	188,496	597,744	324,681	214,979
Class B	(188,496)	(597,744)	(324,681)	(214,979)

Net increase (decrease) in net assets from Fund share transactions	$ 2,246,569	$ 9,020,446	$ (3,903,300)	$ 2,108,671

Net decrease in net assets	$ (30,493,052)	$ (10,139,895)	$ (7,665,049)	$ (604,268)

Net Assets

At beginning of period	$443,240,375	$334,279,728	$64,033,341	$31,752,328

At end of period	$412,747,323	$324,139,833	$56,368,292	$31,148,060

Accumulated undistributed
(distributions in excess of) net
investment income included in net assets

At end of period	$ 12,214	$ (228,152)	$ (36,200)	$ (16,272)

S e e   n o t e s   t o   f i n a n c i a l   s t a t e m e n t s

Eaton Vance Municipals Funds a s o f M a r c h 3 1 , 2 0 0 8 F I N A N C I A L S T A T E M E N T S C O N T ’ D S t a t e m e n t s o f C h a n g e s i n N e t A s s e t s

For the Year Ended September 30, 2007

Increase (Decrease) in Net Assets	California Fund	Florida Plus Fund	Massachusetts Fund	Mississippi Fund

From operations —
Net investment income	$ 11,127,342	$ 11,234,864	$ 12,269,263	$ 759,281
Net realized gain (loss) from investment transactions,
financial futures contracts and interest rate swap contracts	6,505	1,049,878	(1,826,325)	62,554
Net change in unrealized appreciation (depreciation) from investments,
financial futures contracts and interest rate swap contracts	(7,592,254)	(6,773,947)	(9,643,689)	(358,208)

Net increase in net assets from operations	$ 3,541,593	$ 5,510,795	$ 799,249	$ 463,627

Distributions to shareholders —
From net investment income
Class A	$ (10,752,456)	$ (9,892,502)	$ (9,655,558)	$ (628,731)
Class B	(139,379)	(1,137,775)	(1,592,447)	(121,144)
Class C	(291,031)	(66,730)	(393,866)	—
Class I	—	—	(703,704)	—
From net realized gain
Class A	(3,830,123)	—	—	—
Class B	(70,687)	—	—	—
Class C	(112,357)	—	—	—

Total distributions to shareholders	$ (15,196,033)	$ (11,097,007)	$ (12,345,575)	$ (749,875)

Transactions in shares of beneficial interest —
Proceeds from sale of shares
Class A	$ 68,842,124	$ 22,292,525	$103,672,116	$ 1,728,072
Class B	809,294	851,620	2,051,364	157,031
Class C	7,725,735	2,693,182	16,773,647	—
Class I	—	—	5,509,026	—
Net asset value of shares issued to shareholders in payment of distributions declared
Class A	8,872,948	5,717,536	5,578,575	313,821
Class B	114,296	509,741	872,130	60,929
Class C	269,209	35,217	311,249	—
Class I	—	—	235,829	—
Cost of shares redeemed
Class A	(39,036,247)	(36,483,021)	(46,985,170)	(3,290,329)
Class B	(1,231,031)	(6,589,466)	(6,168,857)	(653,035)
Class C	(1,089,114)	(366,929)	(1,704,313)	—
Class I	—	—	(1,605,947)	—
Net asset value of shares exchanged
Class A	57,762	4,295,445	3,211,515	968,803
Class B	(57,762)	(4,295,445)	(3,211,515)	(968,803)

Net increase (decrease) in net assets from Fund share transactions	$ 45,277,214	$ (11,339,595)	$ 78,539,649	$ (1,683,511)

Net increase (decrease) in net assets	$ 33,622,774	$ (16,925,807)	$ 66,993,323	$ (1,969,759)

Net Assets

At beginning of year	$242,641,085	$258,620,748	$262,623,566	$19,231,017

At end of year	$276,263,859	$241,694,941	$329,616,889	$17,261,258

Accumulated undistributed
(distributions in excess of) net
investment income included in net assets

At end of year	$ (133,791)	$ 1,203,386	$ (368,771)	$ (24,674)

S e e   n o t e s   t o   f i n a n c i a l   s t a t e m e n t s

Eaton Vance Municipals Funds a s o f M a r c h 3 1 , 2 0 0 8 F I N A N C I A L S T A T E M E N T S C O N T ’ D S t a t e m e n t s o f C h a n g e s i n N e t A s s e t s

For the Year Ended September 30, 2007

Increase (Decrease) in Net Assets	New York Fund	Ohio Fund	Rhode Island Fund	West Virginia Fund

From operations —
Net investment income	$ 19,011,407	$ 11,277,109	$ 2,451,384	$ 1,235,379
Net realized gain (loss) from investment transactions,
financial futures contracts and interest rate swap contracts	(3,181,642)	59,135	110,981	216,316
Net change in unrealized appreciation (depreciation) from investments,
financial futures contracts and interest rate swap contracts	(9,935,973)	(6,989,638)	(1,565,427)	(835,533)

Net increase in net assets from operations	$ 5,893,792	$ 4,346,606	$ 996,938	$ 616,162

Distributions to shareholders —
From net investment income
Class A	$ (17,487,881)	$ (9,757,050)	$ (1,801,325)	$ (1,014,607)
Class B	(385,335)	(1,078,423)	(552,760)	(216,052)
Class C	(806,831)	(710,718)	(66,047)	—
From net realized gain
Class A	(1,982,516)	—	—	—
Class B	(52,351)	—	—	—
Class C	(90,494)	—	—	—

Total distributions to shareholders	$ (20,805,408)	$ (11,546,191)	$ (2,420,132)	$ (1,230,659)

Transactions in shares of beneficial interest —
Proceeds from sale of shares
Class A	$ 63,737,160	$115,781,671	$10,575,470	$ 5,313,235
Class B	3,819,176	3,632,785	830,770	205,869
Class C	21,240,503	25,568,762	2,981,442	—
Net asset value of shares issued to shareholders in payment of distributions declared
Class A	12,340,891	5,860,186	1,024,106	624,413
Class B	262,890	591,771	341,201	134,979
Class C	580,446	447,894	34,387	—
Cost of shares redeemed
Class A	(55,937,002)	(27,447,237)	(5,935,326)	(2,977,867)
Class B	(1,051,209)	(3,594,864)	(2,578,607)	(747,361)
Class C	(3,696,268)	(2,886,677)	(100,177)	—
Net asset value of shares exchanged
Class A	707,926	3,825,140	2,830,959	435,798
Class B	(707,926)	(3,825,140)	(2,830,959)	(435,798)

Net increase in net assets from Fund share transactions	$ 41,296,587	$117,954,291	$ 7,173,266	$ 2,553,268

Net increase in net assets	$ 26,384,971	$110,754,706	$ 5,750,072	$ 1,938,771

Net Assets

At beginning of year	$416,855,404	$223,525,022	$58,283,269	$29,813,557

At end of year	$443,240,375	$334,279,728	$64,033,341	$31,752,328

Accumulated distributions
in excess of net investment
income included in net assets

At end of year	$ (283,613)	$ (343,891)	$ (60,671)	$ (37,180)

S e e   n o t e s   t o   f i n a n c i a l   s t a t e m e n t s

Eaton Vance Municipals Funds a s o f M a r c h 3 1 , 2 0 0 8 F I N A N C I A L S T A T E M E N T S ( U n a u d i t e d ) C O N T ’ D S t a t e m e n t s o f C a s h F l o w s

For the Six Months Ended March 31, 2008

Cash Flows From Operating Activities	Florida Plus Fund	New York Fund

Net decrease in net assets from operations	$ (13,289,838)	$ (23,166,066)
Adjustments to reconcile net decrease in net assets from
operations to net cash provided by (used in) operating activities:
Investments purchased	(96,621,651)	(129,761,767)
Investments sold	141,127,022	146,965,723
Net amortization of premium (discount)	(797,895)	(514,835)
Decrease in interest receivable	1,627,594	280,670
Increase in receivable for investments sold	(140,000)	(66,065)
Decrease in receivable for open interest rate swap contracts	83,861	455,123
Decrease in other assets	—	56,296
Increase in payable for daily variation margin on open financial futures contracts	64,548	146,097
Increase in payable for open interest rate swap contracts	1,219,237	2,476,249
Decrease in payable for closed interest rate swap contracts	(602,107)	(1,048,446)
Decrease in payable to affiliate for investment adviser fee	(8,537)	(4,057)
Decrease in payable to affiliate for distribution and service fees	(90,936)	(139,702)
Increase in payable to affiliate for Trustees’ fees	2,010	1,209
Decrease in accrued expenses	(18,689)	(1,733)
Decrease in interest expense and fees payable	(546,963)	(276,855)
Net change in unrealized (appreciation) depreciation on investments	19,393,080	22,305,359
Net realized (gain) loss on investments	(5,828,489)	144,755

Net cash provided by operating activities	$ 45,572,247	$ 17,851,955

Cash Flows From Financing Activities

Proceeds from shares sold	$ 13,606,891	$ 47,052,837
Shares redeemed	(37,098,819)	(50,399,666)
Cash distributions paid net of reinvestments	(2,349,287)	(3,523,668)
Proceeds from secured borrowings	8,755,000	22,410,000
Repayment of secured borrowings	(29,150,000)	(32,373,000)

Net cash used in financing activities	$ (46,236,215)	$ (16,833,497)

Net Increase (decrease) in cash	$ (663,968)	$ 1,018,458

Cash at beginning of period	$ 732,956	$ 684,503

Cash at end of period	$ 68,988	$ 1,702,961

Supplemental disclosure of cash flow information:

Noncash financing activities not included herein consist of reinvestment of dividends and distributions of:	$ 2,966,075	$ 6,042,270

S e e n o t e s t o f i n a n c i a l s t a t e m e n t s

Eaton Vance Municipals Funds a s o f M a r c h 3 1 , 2 0 0 8 F I N A N C I A L S T A T E M E N T S C O N T ’ D F i n a n c i a l H i g h l i g h t s

			California Fund — Class A

	Six Months Ended		Year Ended September 30,
	March 31, 2008
	(Unaudited)(1)	2007(1)	2006(1)	2005(1)	2004(1)	2003(1)

Net asset value — Beginning of period	$ 10.620	$ 11.080	$ 10.900	$ 10.860	$ 10.920	$ 11.250

Income (loss) from operations

Net investment income	$ 0.225	$ 0.458	$ 0.486	$ 0.515	$ 0.548	$ 0.542
Net realized and unrealized gain (loss)	(0.695)	(0.280)	0.181	0.037	(0.078)	(0.342)

Total income (loss) from operations	$ (0.470)	$ 0.178	$ 0.667	$ 0.552	$ 0.470	$ 0.200

Less distributions

From net investment income	$ (0.225)	$ (0.462)	$ (0.487)	$ (0.512)	$ (0.530)	$ (0.530)
From net realized gain	(0.045)	(0.176)	—	—	—	—

Total distributions	$ (0.270)	$ (0.638)	$ (0.487)	$ (0.512)	$ (0.530)	$ (0.530)

Net asset value — End of period	$ 9.880	$ 10.620	$ 11.080	$ 10.900	$ 10.860	$ 10.920

Total Return(2)	(4.48)%(8)	1.61%	6.28%	5.18%	4.42%	1.89%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$250,409	$261,254	$233,618	$223,528	$227,878	$34,753
Ratios (As a percentage of average daily net assets):
Expenses excluding interest and fees	0.87%(3)	0.84%(4)	0.86%	0.88%(5)	0.90%(5)	0.88%(5)
Interest and fee expense(6)	0.30%(3)	0.33%	0.37%	0.23%(5)	0.15%(5)	0.12%(5)
Total expenses before custodian fee reduction	1.17%(3)	1.17%(4)	1.23%	1.11%(5)	1.05%(5)	1.00%(5)
Expenses after custodian fee reduction
excluding interest and fees	0.84%(3)	0.82%(4)	0.85%	0.87%(5)	0.90%(5)	0.87%(5)
Net investment income	4.34%(3)	4.22%	4.45%	4.71%	5.09%	4.97%
Portfolio Turnover of the Portfolio(7)	—	—	—	—	18%	21%
Portfolio Turnover of the Fund	13%	41%	30%	23%	—	—

(1)	Net investment income per share was computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)	Annualized.

(4)	The investment adviser was allocated a portion of the Fund’s operating expenses (equal to less than 0.005% of average daily net assets for the year ended September 30, 2007). Absent this allocation, total return would be lower.

(5)	Includes the Fund’s share of its corresponding Portfolio’s allocated expenses while the Fund was making investments directly into the Portfolio.

(6)	Interest and fee expense relates to the liability for floating rate notes issued in conjunction with inverse floater securities transactions (See Note 1I).

(7)	Portfolio turnover represents the rate of portfolio activity for the period while the Fund was making investments directly into the Portfolio.

(8)	Not annualized.

S e e n o t e s t o f i n a n c i a l s t a t e m e n t s

Eaton Vance Municipals Funds a s o f M a r c h 3 1 , 2 0 0 8 F I N A N C I A L S T A T E M E N T S C O N T ’ D F i n a n c i a l H i g h l i g h t s

			California Fund — Class B

	Six Months Ended		Year Ended September 30,
	March 31, 2008
	(Unaudited)(1)	2007(1)	2006(1)	2005(1)	2004(1)	2003(1)

Net asset value — Beginning of period	$ 9.810	$10.260	$10.090	$10.060	$10.110	$ 10.400

Income (loss) from operations

Net investment income	$ 0.172	$ 0.350	$ 0.374	$ 0.399	$ 0.483	$ 0.481
Net realized and unrealized gain (loss)	(0.636)	(0.273)	0.171	0.030	(0.083)	(0.317)

Total income (loss) from operations	$ (0.464)	$ 0.077	$ 0.545	$ 0.429	$ 0.400	$ 0.164

Less distributions

From net investment income	$ (0.171)	$ (0.351)	$ (0.375)	$ (0.399)	$ (0.455)	$ (0.459)
From net realized gain	(0.045)	(0.176)	—	—	—	—

Total distributions	$ (0.216)	$ (0.527)	$ (0.375)	$ (0.399)	$ (0.455)	$ (0.459)

Contigent deferred sales charges	$ —	$ —	$ —	$ —	$ 0.005	$ 0.005

Net asset value — End of period	$ 9.130	$ 9.810	$10.260	$10.090	$10.060	$ 10.110

Total Return(2)	(4.79)%(9)	0.73%	5.52%	4.50%(3)	4.14%	1.73%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$ 3,408	$ 3,545	$ 4,090	$ 3,655	$ 1,983	$212,145
Ratios (As a percentage of average daily net assets):
Expenses excluding interest and fees	1.62%(4)	1.59%(5)	1.61%	1.63%(6)	1.10%(6)	1.09%(6)
Interest and fee expense(7)	0.30%(4)	0.33%	0.37%	0.23%(6)	0.15%(6)	0.12%(6)
Total expenses before custodian fee reduction	1.92%(4)	1.92%(5)	1.98%	1.86%(6)	1.25%(6)	1.21%(6)
Expenses after custodian fee reduction
excluding interest and fees	1.59%(4)	1.57%(5)	1.60%	1.62%(6)	1.10%(6)	1.08%(6)
Net investment income	3.59%(4)	3.48%	3.70%	3.94%	4.75%	4.79%
Portfolio Turnover of the Portfolio(8)	—	—	—	—	18%	21%
Portfolio Turnover of the Fund	13%	41%	30%	23%	—	—

(1)	Net investment income per share was computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)	Total return reflects an increase of 0.17% due to a change in the timing of the payment and reinvestment of distributions.

(4)	Annualized.

(5)	The investment adviser was allocated a portion of the Fund’s operating expenses (equal to less than 0.005% of average daily net assets for the year ended September 30, 2007). Absent this allocation, total return would be lower.

(6)	Includes the Fund’s share of its corresponding Portfolio’s allocated expenses while the Fund was making investments directly into the Portfolio.

(7)	Interest and fee expense relates to the liability for floating rate notes issued in conjunction with inverse floater securities transactions (See Note 1I).

(8)	Portfolio turnover represents the rate of portfolio activity for the period while the Fund was making investments directly into the Portfolio.

(9)	Not annualized.

S e e n o t e s t o f i n a n c i a l s t a t e m e n t s

Eaton Vance Municipals Funds a s o f M a r c h 3 1 , 2 0 0 8 F I N A N C I A L S T A T E M E N T S C O N T ’ D F i n a n c i a l H i g h l i g h t s

		California Fund — Class C

	Six Months Ended		Year Ended September 30,		Period Ended
	March 31, 2008				September 30,
	(Unaudited)(1)	2007(1)	2006(1)	2005(1)	2004(1)(2)

Net asset value — Beginning of period	$ 9.810	$10.250	$10.090	$10.060	$10.000

Income (loss) from operations

Net investment income	$ 0.171	$ 0.348	$ 0.366	$ 0.384	$ 0.033
Net realized and unrealized gain (loss)	(0.635)	(0.261)	0.169	0.045	0.062

Total income (loss) from operations	$ (0.464)	$ 0.087	$ 0.535	$0.429	$ 0.095

Less distributions

From net investment income	$ (0.171)	$ (0.351)	$ (0.375)	$ (0.399)	$ (0.035)
From net realized gain	(0.045)	(0.176)	—	—	—

Total distributions	$ (0.216)	$ (0.527)	$ (0.375)	$ (0.399)	$ (0.035)

Net asset value — End of period	$ 9.130	$ 9.810	$10.250	$ 10.090	$10.060

Total Return(3)	(4.79)%(10)	0.83%	5.42%	4.42%(4)	0.86%(10)

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$16,237	$11,465	$ 4,933	$ 1,725	$ 96
Ratios (As a percentage of average daily net assets):
Expenses excluding interest and fees	1.62%(5)	1.59%(6)	1.61%	1.63%(7)	1.65%(5)(7)
Interest and fee expense(8)	0.30%(5)	0.33%	0.37%	0.23%(7)	0.15%(5)(7)
Total expenses before custodian fee reduction	1.92%(5)	1.92%(6)	1.98%	1.86%(7)	1.80%(5)(7)
Expenses after custodian fee reduction excluding interest and fees	1.59%(5)	1.57%(6)	1.60%	1.62%(7)	1.65%(5)(7)
Net investment income	3.58%(5)	3.49%	3.62%	3.78%	4.24%(5)
Portfolio Turnover of the Portfolio(9)	—	—	—	—	18%
Portfolio Turnover of the Fund	13%	41%	30%	23%	—

(1)	Net investment income per share was computed using average shares outstanding.

(2)	For the period from the start of business, August 31, 2004, to September 30, 2004.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(4)	Total return reflects an increase of 0.09% due to a change in the timing of the payment and reinvestment of distributions.

(5)	Annualized.

(6)	The investment adviser was allocated a portion of the Fund’s operating expenses (equal to less than 0.005% of average daily net assets for the year ended September 30, 2007). Absent this allocation, total return would be lower.

(7)	Includes the Fund’s share of its corresponding Portfolio’s allocated expenses while the Fund was making investments directly into the Portfolio.

(8)	Interest and fee expense relates to the liability for floating rate notes issued in conjunction with inverse floater securities transactions (See Note 1I).

(9)	Portfolio turnover represents the rate of portfolio activity for the period while the Fund was making investments directly into the Portfolio.

(10)	Not annualized.

S e e n o t e s t o f i n a n c i a l s t a t e m e n t s

Eaton Vance Municipals Funds a s o f M a r c h 3 1 , 2 0 0 8 F I N A N C I A L S T A T E M E N T S C O N T ’ D F i n a n c i a l H i g h l i g h t s

California Fund — Class I

Period Ended
March 31, 2008
(Unaudited)

Net asset value — Beginning of period	$ 9.530(1)(2)

Income (loss) from operations

Net investment income	$ 0.038
Net realized and unrealized gain	0.360

Total income from operations	$ 0.398

Less distributions

From net investment income	$(0.038)

Total distributions	$(0.038)

Net asset value — End of period	$ 9.890

Total Return(3)	4.17%(7)

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$ 10
Ratios (As a percentage of average daily net assets):
Expenses excluding interest and fees	0.62%(4)
Interest and fee expense(5)	0.30%(4)
Total expenses before custodian fee reduction	0.92%(4)
Expenses after custodian fee reduction excluding interest and fees	0.59%(4)
Net investment income	4.59%(4)
Portfolio Turnover	13%(6)

(1)	Net investment income per share was computed using average shares outstanding.

(2)	For the period from the start of business, March 3, 2008, to March 31, 2008.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(4)	Annualized.

(5)	Interest and fee expense relates to the liability for floating rate notes issued in conjunction with inverse floater securities transactions (See Note 1I).

(6)	For the six months ended March 31, 2008.

(7)	Not annualized.

S e e n o t e s t o f i n a n c i a l s t a t e m e n t s

Eaton Vance Municipals Funds a s o f M a r c h 3 1 , 2 0 0 8 F I N A N C I A L S T A T E M E N T S C O N T ’ D F i n a n c i a l H i g h l i g h t s

			Florida Plus Fund — Class A

Six Months Ended			Year Ended September 30,
March 31, 2008
(Unaudited)(1)		2007(1)	2006(1)	2005(1)	2004(1)	2003(1)

Net asset value — Beginning of period	$ 10.580	$ 10.820	$ 10.640	$ 10.580	$ 10.680	$10.940

Income (loss) from operations

Net investment income	$ 0.243	$ 0.486	$ 0.490	$ 0.506	$ 0.536	$ 0.548
Net realized and unrealized gain (loss)	(0.859)	(0.246)	0.174	0.065	(0.098)	(0.259)

Total income (loss) from operations	$ (0.616)	$ 0.240	$ 0.664	$ 0.571	$ 0.438	$ 0.289

Less distributions

From net investment income	$ (0.244)	$ (0.480)	$ (0.484)	$ (0.511)	$ (0.538)	$ (0.549)

Total distributions	$ (0.244)	$ (0.480)	$ (0.484)	$ (0.511)	$ (0.538)	$ (0.549)

Net asset value — End of period	$ 9.720	$ 10.580	$ 10.820	$ 10.640	$ 10.580	$ 10.680

Total Return(2)	(5.89)%(8)	2.23%	6.40%	5.50%	4.18%	2.76%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$178,636	$212,898	$222,008	$196,300	$193,379	$25,996
Ratios (As a percentage of average daily net assets):
Expenses excluding interest and fees	0.80%(3)	0.79%(4)	0.79%	0.82%(5)	0.82%(5)	0.79%(5)
Interest and fee expense(6)	0.48%(3)	0.55%	0.44%	0.26%(5)	0.13%(5)	0.20%(5)
Total expenses before custodian fee reduction	1.28%(3)	1.34%(4)	1.23%	1.08%(5)	0.95%(5)	0.99%(5)
Expenses after custodian fee reduction excluding interest and fees	0.79%(3)	0.78%(4)	0.78%	0.81%(5)	0.82%(5)	0.78%(5)
Net investment income	4.72%(3)	4.51%	4.59%	4.75%	5.09%	5.12%
Portfolio Turnover of the Portfolio(7)	—	—	—	—	9%	23%
Portfolio Turnover of the Fund	38%	19%	42%	16%	—	—

(1)	Net investment income per share was computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)	Annualized.

(4)	The investment adviser was allocated a portion of the Fund’s operating expenses (equal to less than 0.005% of average daily net assets for the year ended September 30, 2007). Absent this allocation, total return would be lower.

(5)	Includes the Fund’s share of its corresponding Portfolio’s allocated expenses while the Fund was making investments directly into the Portfolio.

(6)	Interest and fee expense relates to the liability for floating rate notes issued in conjunction with inverse floater securities transactions (see Note 1I).

(7)	Portfolio turnover represents the rate of portfolio activity for the period while the Fund was making investments directly into the Portfolio.

(8)	Not annualized.

S e e n o t e s t o f i n a n c i a l s t a t e m e n t s

Eaton Vance Municipals Funds a s o f M a r c h 3 1 , 2 0 0 8 F I N A N C I A L S T A T E M E N T S C O N T ’ D F i n a n c i a l H i g h l i g h t s

			Florida Plus Fund — Class B

	Six Months Ended		Year Ended September 30,
	March 31, 2008
	(Unaudited)(1)	2007(1)	2006(1)	2005(1)	2004(1)	2003(1)

Net asset value — Beginning of period	$10.850	$11.090	$10.910	$10.840	$10.950	$ 11.220

Income (loss) from operations

Net investment income	$ 0.209	$ 0.416	$ 0.421	$ 0.437	$ 0.469	$ 0.482
Net realized and unrealized gain (loss)	(0.890)	(0.247)	0.172	0.075	(0.110)	(0.272)

Total income (loss) from operations	$ (0.681)	$ 0.169	$ 0.593	$ 0.512	$ 0.359	$ 0.210

Less distributions

From net investment income	$ (0.209)	$ (0.409)	$ (0.413)	$ (0.442)	$ (0.469)	$ (0.480)

Total distributions	$ (0.209)	$ (0.409)	$ (0.413)	$ (0.442)	$ (0.469)	$ (0.480)

Net asset value — End of period	$ 9.960	$10.850	$11.090	$10.910	$10.840	$ 10.950

Total Return(2)	(6.33)%(9)	1.53%	5.55%	4.98%(3)	3.34%	1.93%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$20,270	$25,845	$35,969	$42,074	$51,162	$236,914
Ratios (As a percentage of average daily net assets):
Expenses excluding interest and fees	1.55%(4)	1.54%(5)	1.54%	1.57%(6)	1.57%(6)	1.54%(6)
Interest and fee expense(7)	0.48%(4)	0.55%	0.44%	0.26%(6)	0.13%(6)	0.20%(6)
Total expenses before custodian fee reduction	2.03%(4)	2.09%(5)	1.98%	1.83%(6)	1.70%(6)	1.74%(6)
Expenses after custodian fee reduction excluding interest and fees	1.54%(4)	1.53%(5)	1.53%	1.56%(6)	1.57%(6)	1.53%(6)
Net investment income	3.97%(4)	3.76%	3.85%	4.01%	4.26%	4.39%
Portfolio Turnover of the Portfolio(8)	—	—	—	—	9%	23%
Portfolio Turnover of the Fund	38%	19%	42%	16%	—	—

(1)	Net investment income per share was computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)	Total return reflects an increase of 0.17% due to a change in the timing of the payment and reinvestment of distributions.

(4)	Annualized.

(5)	The investment adviser was allocated a portion of the Fund’s operating expenses (equal to less than 0.005% of average daily net assets for the year ended September 30, 2007). Absent this allocation, total return would be lower.

(6)	Includes the Fund’s share of its corresponding Portfolio’s allocated expenses while the Fund was making investments directly into the Portfolio.

(7)	Interest and fee expense relates to the liability for floating rate notes issued in conjunction with inverse floater securities transactions (see Note 1I).

(8)	Portfolio turnover represents the rate of portfolio activity for the period while the Fund was making investments directly into the Portfolio.

(9)	Not annualized.

S e e n o t e s t o f i n a n c i a l s t a t e m e n t s

Eaton Vance Municipals Funds a s o f M a r c h 3 1 , 2 0 0 8 F I N A N C I A L S T A T E M E N T S C O N T ’ D F i n a n c i a l H i g h l i g h t s

		Florida Plus Fund — Class C

	Six Months Ended	Year Ended	Period Ended
	March 31, 2008	September 30,	September 30,
	(Unaudited)(1)	2007(1)	2006(1)(2)

Net asset value — Beginning of period	$10.850	$11.080	$10.970

Income (loss) from operations

Net investment income	$ 0.208	$ 0.416	$ 0.215
Net realized and unrealized gain (loss)	(0.889)	(0.237)	0.118

Total income (loss) from operations	$ (0.681)	$ 0.179	$ 0.333

Less distributions

From net investment income	$ (0.209)	$ (0.409)	$ (0.223)

Total distributions	$ (0.209)	$ (0.409)	$ (0.223)

Net asset value — End of period	$ 9.960	$ 10.850	$ 11.080

Total Return(3)	(6.33)%(8)	1.62%	3.08%(8)

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$ 3,720	$ 2,952	$ 643
Ratios (As a percentage of average daily net assets):
Expenses excluding interest and fees	1.55%(4)	1.54%(5)	1.54%(4)
Interest and fee expense(6)	0.48%(4)	0.55%	0.44%(4)
Total expenses before custodian fee reduction	2.03%(4)	2.09%(5)	1.98%(4)
Expenses after custodian fee reduction excluding interest and fees	1.54%(4)	1.53%(5)	1.53%(4)
Net investment income	3.95%(4)	3.78%	3.53%(4)
Portfolio Turnover	38%	19%	42%(7)

(1)	Net investment income per share was computed using average shares outstanding.

(2)	For the period from the start of business, March 13, 2006, to September 30, 2006.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(4)	Annualized.

(5)	The investment adviser was allocated a portion of the Fund’s operating expenses (equal to less than 0.005% of average daily net assets for the year ended September 30, 2007). Absent this allocation, total return would be lower.

(6)	Interest and fee expense relates to the liability for floating rate notes issued in conjunction with inverse floater securities transactions (see Note 1I).

(7)	For the year ended September 30, 2006.

(8)	Not annualized.

S e e n o t e s t o f i n a n c i a l s t a t e m e n t s

Eaton Vance Municipals Funds a s o f M a r c h 3 1 , 2 0 0 8 F I N A N C I A L S T A T E M E N T S C O N T ’ D F i n a n c i a l H i g h l i g h t s

		Massachusetts Fund — Class A

	Six Months Ended		Year Ended September 30,
	March 31, 2008
	(Unaudited)(1)	2007(1)	2006(1)	2005(1)	2004(1)	2003(1)

Net asset value — Beginning of period	$ 9.490	$ 9.850	$ 9.670	$ 9.660	$ 9.680	$ 9.850

Income (loss) from operations

Net investment income	$ 0.210	$ 0.415	$ 0.432	$ 0.449	$ 0.484	$ 0.492
Net realized and unrealized gain (loss)	(0.806)	(0.356)	0.180	0.017	(0.020)	(0.180)

Total income (loss) from operations	$ (0.596)	$ 0.059	$ 0.612	$ 0.466	$ 0.464	$ 0.312

Less distributions

From net investment income	$ (0.204)	$ (0.419)	$ (0.432)	$ (0.456)	$ (0.484)	$ (0.482)

Total distributions	$ (0.204)	$ (0.419)	$ (0.432)	$ (0.456)	$ (0.484)	$ (0.482)

Net asset value — End of period	$ 8.690	$ 9.490	$ 9.850	$ 9.670	$ 9.660	$ 9.680

Total Return(2)	(6.34)%(8)	0.57%	6.51%	4.90%	4.92%	3.29%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$222,564	$254,366	$197,580	$156,382	$143,086	$41,413
Ratios (As a percentage of average daily net assets):
Expenses excluding interest and fees	0.75%(3)	0.77%(4)	0.79%	0.79%(4)(5)	0.81%(5)	0.81%(5)
Interest and fee expense(6)	0.25%(3)	0.47%	0.42%	0.28%(5)	0.11%(5)	0.10%(5)
Total expenses before custodian fee reduction	1.00%(3)	1.24%(4)	1.21%	1.07%(4)(5)	0.92%(5)	0.91%(5)
Expenses after custodian fee reduction excluding interest and fees	0.74%(3)	0.76%(4)	0.77%	0.78%(4)(5)	0.81%(5)	0.80%(5)
Net investment income	4.56%(3)	4.26%	4.48%	4.62%	5.05%	5.09%
Portfolio Turnover of the Portfolio(7)	—	—	—	—	27%	16%
Portfolio Turnover of the Fund	6%	65%	28%	15%	—	—

(1)	Net investment income per share was computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)	Annualized.

(4)	The investment adviser was allocated a portion of the Fund’s operating expenses or reduced its investment adviser fee (equal to less than 0.005% of average daily net assets for the years ended September 30, 2007 and 2005). Absent this allocation, total return would be lower.

(5)	Includes the Fund’s share of its corresponding Portfolio’s allocated expenses while the Fund was making investments directly into the Portfolio.

(6)	Interest and fee expense relates to the liability for floating rate notes issued in conjunction with inverse floater securities transactions (see Note 1I).

(7)	Portfolio turnover represents the rate of portfolio activity for the period while the Fund was making investments directly into the Portfolio.

(8)	Not annualized.

S e e n o t e s t o f i n a n c i a l s t a t e m e n t s

Eaton Vance Municipals Funds a s o f M a r c h 3 1 , 2 0 0 8 F I N A N C I A L S T A T E M E N T S C O N T ’ D F i n a n c i a l H i g h l i g h t s

		Massachusetts Fund — Class B

	Six Months Ended		Year Ended September 30,
	March 31, 2008
	(Unaudited)(1)	2007(1)	2006(1)	2005(1)	2004(1)	2003(1)

Net asset value — Beginning of period	$ 9.500	$ 9.850	$ 9.670	$ 9.650	$ 9.680	$ 9.860

Income (loss) from operations

Net investment income	$ 0.176	$ 0.343	$ 0.362	$ 0.378	$ 0.414	$ 0.421
Net realized and unrealized gain (loss)	(0.818)	(0.347)	0.179	0.026	(0.031)	(0.188)

Total income (loss) from operations	$ (0.642)	$ (0.004)	$ 0.541	$ 0.404	$ 0.383	$ 0.233

Less distributions

From net investment income	$ (0.168)	$ (0.346)	$ (0.361)	$ (0.384)	$ (0.413)	$ (0.413)

Total distributions	$ (0.168)	$ (0.346)	$ (0.361)	$ (0.384)	$ (0.413)	$ (0.413)

Net asset value — End of period	$ 8.690	$ 9.500	$ 9.850	$ 9.670	$ 9.650	$ 9.680

Total Return(2)	(6.81)%(9)	(0.07)%	5.73%	4.39%(3)	4.07%	2.43%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$33,964	$40,938	$48,991	$54,708	$59,036	$160,416
Ratios (As a percentage of average daily net assets):
Expenses excluding interest and fees	1.50%(4)	1.52%(5)	1.54%	1.54%(5)(6)	1.56%(6)	1.56%(6)
Interest and fee expense(7)	0.25%(4)	0.47%	0.42%	0.28%(6)	0.11%(6)	0.10%(6)
Total expenses before custodian fee reduction	1.75%(4)	1.99%(5)	1.96%	1.82%(5)(6)	1.67%(6)	1.66%(6)
Expenses after custodian fee reduction excluding interest and fees	1.49%(4)	1.51%(5)	1.52%	1.53%(5)(6)	1.56%(6)	1.55%(6)
Net investment income	3.81%(4)	3.52%	3.75%	3.88%	4.26%	4.35%
Portfolio Turnover of the Portfolio(8)	—	—	—	—	27%	16%
Portfolio Turnover of the Fund	6%	65%	28%	15%	—	—

(1)	Net investment income per share was computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)	Total return reflects an increase of 0.16% due to a change in the timing of the payment and reinvestment of distributions.

(4)	Annualized.

(5)	The investment adviser was allocated a portion of the Fund’s operating expenses or reduced its investment adviser fee (equal to less than 0.005% of average daily net assets for the years ended September 30, 2007 and 2005). Absent this allocation, total return would be lower.

(6)	Includes the Fund’s share of its corresponding Portfolio’s allocated expenses while the Fund was making investments directly into the Portfolio.

(7)	Interest and fee expense relates to the liability for floating rate notes issued in conjunction with inverse floater securities transactions (see Note 1I).

(8)	Portfolio turnover represents the rate of portfolio activity for the period while the Fund was making investments directly into the Portfolio.

(9)	Not annualized.

S e e n o t e s t o f i n a n c i a l s t a t e m e n t s

Eaton Vance Municipals Funds a s o f M a r c h 3 1 , 2 0 0 8 F I N A N C I A L S T A T E M E N T S C O N T ’ D F i n a n c i a l H i g h l i g h t s

		Massachusetts Fund — Class C

	Six Months Ended	Year Ended	Period Ended
	March 31, 2008	September 30,	September 30,
	(Unaudited)(1)	2007(1)	2006(1)(2)

Net asset value — Beginning of period	$ 9.500	$ 9.850	$ 9.610

Income (loss) from operations

Net investment income	$ 0.176	$ 0.342	$ 0.136
Net realized and unrealized gain (loss)	(0.808)	(0.346)	0.254

Total income (loss) from operations	$ (0.632)	$ (0.004)	$ 0.390

Less distributions

From net investment income	$(0.168)	$ (0.346)	$(0.150)

Total distributions	$ (0.168)	$ (0.346)	$(0.150)

Net asset value — End of period	$ 8.700	$ 9.500	$ 9.850

Total Return(3)	(6.71)%(8)	(0.07)%	4.10%(8)

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$18,650	$17,583	$ 2,825
Ratios (As a percentage of average daily net assets):
Expenses excluding interest and fees	1.50%(4)	1.51%(5)	1.54%(4)
Interest and fee expense(6)	0.25%(4)	0.47%	0.42%(4)
Total expenses before custodian fee reduction	1.75%(4)	1.98%(5)	1.96%(4)
Expenses after custodian fee reduction excluding interest and fees	1.49%(4)	1.50%(5)	1.52%(4)
Net investment income	3.81%(4)	3.53%	3.40%(4)
Portfolio Turnover of the Fund	6%	65%	28%(7)

(1)	Net investment income per share was computed using average shares outstanding.

(2)	For the period from the start of business, May 2, 2006, to September 30, 2006.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(4)	Annualized.

(5)	The investment adviser was allocated a portion of the Fund’s operating expenses (equal to less than 0.005% of average daily net assets for the year ended September 30, 2007). Absent this allocation, total return would be lower.

(6)	Interest and fee expense relates to the liability for floating rate notes issued in conjunction with inverse floater securities transactions (see Note 1I).

(7)	For the year ended September 30, 2006.

(8)	Not annualized.

S e e n o t e s t o f i n a n c i a l s t a t e m e n t s

Eaton Vance Municipals Funds a s o f M a r c h 3 1 , 2 0 0 8 F I N A N C I A L S T A T E M E N T S C O N T ’ D F i n a n c i a l H i g h l i g h t s

		Massachusetts Fund — Class I

	Six Months Ended		Year Ended September 30,
	March 31, 2008
	(Unaudited)(1)	2007(1)	2006(1)	2005(1)	2004(1)	2003(1)

Net asset value — Beginning of period	$ 9.490	$ 9.850	$ 9.670	$ 9.650	$ 9.680	$ 9.840

Income (loss) from operations

Net investment income	$ 0.219	$ 0.435	$ 0.453	$ 0.468	$ 0.504	$ 0.512
Net realized and unrealized gain (loss)	(0.805)	(0.356)	0.178	0.027	(0.031)	(0.172)

Total income (loss) from operations	$ (0.586)	$ 0.079	$ 0.631	$ 0.495	$ 0.473	$ 0.340

Less distributions

From net investment income	$ (0.214)	$ (0.439)	$ (0.451)	$ (0.475)	$ (0.503)	$(0.500)

Total distributions	$ (0.214)	$ (0.439)	$ (0.451)	$ (0.475)	$ (0.503)	$ (0.500)

Net asset value — End of period	$ 8.690	$ 9.490	$ 9.850	$ 9.670	$ 9.650	$ 9.680

Total Return(2)	(6.25)%(9)	0.77%	6.72%	5.43%(3)	5.04%	3.51%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$13,863	$16,730	$13,227	$11,701	$ 8,321	$ 7,608
Ratios (As a percentage of average daily net assets):
Expenses excluding interest and fees	0.55%(4)	0.57%(5)	0.59%	0.59%(5)(6)	0.61%(6)	0.61%(6)
Interest and fee expense(7)	0.25%(4)	0.47%	0.42%	0.28%(6)	0.11%(6)	0.10%(6)
Total expenses before custodian fee reduction	0.80%(4)	1.04%(5)	1.01%	0.87%(5)(6)	0.72%(6)	0.71%(6)
Expenses after custodian fee reduction excluding interest and fees	0.54%(4)	0.56%(5)	0.57%	0.58%(5)(6)	0.61%(6)	0.60%(6)
Net investment income	4.75%(4)	4.47%	4.69%	4.81%	5.23%	5.29%
Portfolio Turnover of the Portfolio(8)	—	—	—	—	27%	16%
Portfolio Turnover of the Fund	6%	65%	28%	15%	—	—

(1)	Net investment income per share was computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)	Total return reflects an increase of 0.20% due to a change in the timing of the payment and reinvestment of distributions.

(4)	Annualized.

(5)	The investment adviser was allocated a portion of the Fund’s operating expenses or reduced its investment adviser fee (equal to less than 0.005% of average daily net assets for the years ended September 30, 2007 and 2005). Absent this allocation, total return would be lower.

(6)	Includes the Fund’s share of its corresponding Portfolio’s allocated expenses while the Fund was making investments directly into the Portfolio.

(7)	Interest and fee expense relates to the liability for floating rate notes issued in conjunction with inverse floater securities transactions (see Note 1I).

(8)	Portfolio turnover represents the rate of portfolio activity for the period while the Fund was making investments directly into the Portfolio.

(9)	Not annualized.

S e e n o t e s t o f i n a n c i a l s t a t e m e n t s

Eaton Vance Municipals Funds a s o f M a r c h 3 1 , 2 0 0 8 F I N A N C I A L S T A T E M E N T S C O N T ’ D F i n a n c i a l H i g h l i g h t s

		Mississippi Fund — Class A

	Six Months Ended		Year Ended September 30,
	March 31, 2008
	(Unaudited)(1)	2007(1)	2006(1)	2005(1)	2004(1)	2003(1)

Net asset value — Beginning of period	$ 9.540	$ 9.690	$ 9.610	$ 9.720	$ 9.840	$10.000

Income (loss) from operations

Net investment income	$ 0.201	$ 0.410	$ 0.417	$ 0.428	$ 0.455	$ 0.473
Net realized and unrealized gain (loss)	(0.391)	(0.155)	0.075	(0.099)	(0.116)	(0.163)

Total income (loss) from operations	$ (0.190)	$ 0.255	$ 0.492	$ 0.329	$ 0.339	$ 0.310

Less distributions

From net investment income	$ (0.200)	$ (0.405)	$ (0.412)	$ (0.439)	$ (0.459)	$ (0.470)

Total distributions	$ (0.200)	$ (0.405)	$ (0.412)	$ (0.439)	$ (0.459)	$ (0.470)

Net asset value — End of period	$ 9.150	$ 9.540	$ 9.690	$ 9.610	$ 9.720	$ 9.840

Total Return(2)	(2.01)%(8)	2.67%	5.26%	3.44%	3.54%	3.21%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$15,298	$14,635	$15,154	$12,901	$11,379	$ 2,727
Ratios (As a percentage of average daily net assets):
Expenses excluding interest and fees	0.86%(3)	0.81%(4)	0.81%	0.86%(5)	0.84%(5)	0.81%(5)
Interest and fee expense(6)	0.15%(3)	0.26%	0.19%	0.12%(5)	0.06%(5)	0.03%(5)
Total expenses before custodian fee reduction	1.01%(3)	1.07%(4)	1.00%	0.98%(5)	0.90%(5)	0.84%(5)
Expenses after custodian fee reduction excluding interest and fees	0.82%(3)	0.79%(4)	0.78%	0.84%(5)	0.83%(5)	0.79%(5)
Net investment income	4.26%(3)	4.26%	4.34%	4.41%	4.70%	4.81%
Portfolio Turnover of the Portfolio(7)	—	—	—	—	15%	11%
Portfolio Turnover of the Fund	10%	16%	22%	21%	—	—

(1)	Net investment income per share was computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)	Annualized.

(4)	The investment adviser was allocated a portion of the Fund’s operating expenses (equal to 0.02% of average daily net assets for the year ended September 30, 2007). Absent this allocation, total return would be lower.

(5)	Includes the Fund’s share of its corresponding Portfolio’s allocated expenses while the Fund was making investments directly into the Portfolio.

(6)	Interest and fee expense relates to the liability for floating rate notes issued in conjunction with inverse floater securities transactions (see Note 1I).

(7)	Portfolio turnover represents the rate of portfolio activity for the period while the Fund was making investments directly into the Portfolio.

(8)	Not annualized.

S e e n o t e s t o f i n a n c i a l s t a t e m e n t s

Eaton Vance Municipals Funds a s o f M a r c h 3 1 , 2 0 0 8 F I N A N C I A L S T A T E M E N T S C O N T ’ D F i n a n c i a l H i g h l i g h t s

			Mississippi Fund — Class B

	Six Months Ended		Year Ended September 30,
	March 31, 2008
	(Unaudited)(1)	2007(1)	2006(1)	2005(1)	2004(1)	2003(1)

Net asset value — Beginning of period	$ 9.760	$ 9.910	$ 9.830	$ 9.940	$10.060	$10.220

Income (loss) from operations

Net investment income	$ 0.169	$ 0.345	$ 0.354	$ 0.365	$ 0.393	$ 0.409
Net realized and unrealized gain (loss)	(0.401)	(0.155)	0.073	(0.100)	(0.119)	(0.163)

Total income (loss) from operations	$(0.232)	$ 0.190	$ 0.427	$ 0.265	$ 0.274	$ 0.246

Less distributions

From net investment income	$(0.168)	$(0.340)	$(0.347)	$(0.375)	$ (0.394)	$ (0.406)

Total distributions	$(0.168)	$(0.340)	$(0.347)	$(0.375)	$ (0.394)	$ (0.406)

Net asset value — End of period	$ 9.360	$ 9.760	$ 9.910	$ 9.830	$ 9.940	$ 10.060

Total Return(2)	(2.40)%(9)	1.94%	4.44%	2.86%(3)	2.79%	2.47%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$ 2,314	$ 2,626	$ 4,077	$ 5,291	$ 6,013	$15,018
Ratios (As a percentage of average daily net assets):
Expenses excluding interest and fees	1.61%(4)	1.56%(5)	1.56%	1.61%(6)	1.59%(6)	1.56%(6)
Interest and fee expense(7)	0.15%(4)	0.26%	0.19%	0.12%(6)	0.06%(6)	0.03%(6)
Total expenses before custodian fee reduction	1.76%(4)	1.82%(5)	1.75%	1.73%(6)	1.65%(6)	1.59%(6)
Expenses after custodian fee reduction excluding interest and fees	1.57%(4)	1.54%(5)	1.53%	1.59%(6)	1.58%(6)	1.54%(6)
Net investment income	3.51%(4)	3.50%	3.61%	3.68%	3.93%	4.07%
Portfolio Turnover of the Portfolio(8)	—	—	—	—	15%	11%
Portfolio Turnover of the Fund	10%	16%	22%	21%	—	—

(1)	Net investment income per share was computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)	Total return reflects an increase of 0.16% due to a change in the timing of the payment and reinvestment of distributions.

(4)	Annualized.

(5)	The investment adviser was allocated a portion of the Fund’s operating expenses (equal to 0.02% of average daily net assets for the year ended September 30, 2007). Absent this allocation, total return would be lower.

(6)	Includes the Fund’s share of its corresponding Portfolio’s allocated expenses while the Fund was making investments directly into the Portfolio.

(7)	Interest and fee expense relates to the liability for floating rate notes issued in conjunction with inverse floater securities transactions (see Note 1I).

(8)	Portfolio turnover represents the rate of portfolio activity for the period while the Fund was making investments directly into the Portfolio.

(9)	Not annualized.

S e e n o t e s t o f i n a n c i a l s t a t e m e n t s

Eaton Vance Municipals Funds a s o f M a r c h 3 1 , 2 0 0 8 F I N A N C I A L S T A T E M E N T S C O N T ’ D F i n a n c i a l H i g h l i g h t s

Mississippi Fund — Class C

Period Ended
March 31, 2008
(Unaudited)(1)(2)

Net asset value — Beginning of period	$ 9.670

Income (loss) from operations

Net investment income	$ 0.110
Net realized and unrealized loss	(0.311)

Total loss from operations	$(0.201)

Less distributions

From net investment income	$(0.109)

Total distributions	$(0.109)

Net asset value — End of period	$ 9.360

Total Return(3)	(2.09)%(7)

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$ 1
Ratios (As a percentage of average daily net assets):
Expenses excluding interest and fees	1.61%(4)
Interest and fee expense(5)	0.15%(4)
Total expenses before custodian fee reduction	1.76%(4)
Expenses after custodian fee reduction excluding interest and fees	1.57%(4)
Net investment income	3.53%(4)
Portfolio Turnover	10%(4)

(1)	Net investment income per share was computed using average shares outstanding.

(2)	For the period from the start of business, December 4, 2007, to March 31, 2008.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(4)	Annualized.

(5)	Interest and fee expense relates to the liability for floating rate notes issued in conjunction with inverse floater securities transactions (see Note 1I).

(6)	For the six months ended March 31, 2008.

(7)	Not annualized.

S e e n o t e s t o f i n a n c i a l s t a t e m e n t s

Eaton Vance Municipals Funds a s o f M a r c h 3 1 , 2 0 0 8 F I N A N C I A L S T A T E M E N T S C O N T ’ D F i n a n c i a l H i g h l i g h t s

			New York Fund — Class A

	Six Months Ended		Year Ended September 30,
	March 31, 2008
	(Unaudited)(1)	2007(1)	2006(1)	2005(1)	2004(1)	2003(1)

Net asset value — Beginning of period	$ 10.400	$ 10.750	$ 10.700	$ 10.800	$ 10.920	$11.070

Income (loss) from operations

Net investment income	$ 0.235	$ 0.466	$ 0.476	$ 0.502	$ 0.542	$ 0.539
Net realized and unrealized gain (loss)	(0.766)	(0.305)	0.170	(0.090)	(0.049)	(0.165)

Total income (loss) from operations	$ (0.531)	$ 0.161	$ 0.646	$ 0.412	$ 0.493	$ 0.374

Less distributions

From net investment income	$ (0.229)	$ (0.458)	$ (0.473)	$ (0.512)	$ (0.587)	$ (0.518)
From net realized gain	—	(0.053)	(0.123)	—	(0.026)	(0.006)

Total distributions	$ (0.229)	$ (0.511)	$ (0.596)	$ (0.512)	$ (0.613)	$ (0.524)

Net asset value — End of period	$ 9.640	$ 10.400	$ 10.750	$ 10.700	$ 10.800	$ 10.920

Total Return(2)	(5.16)%(8)	1.50%	6.29%	3.88%	4.66%	3.54%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$368,201	$400,671	$393,479	$357,652	$335,153	$42,481
Ratios (As a percentage of average daily net assets):
Expenses excluding interest and fees	0.79%(3)	0.77%(4)	0.79%	0.80%(5)	0.82%(5)	0.80%(5)
Interest and fee expense(6)	0.39%(3)	0.48%	0.48%	0.35%(5)	0.19%(5)	0.09%(5)
Total expenses before custodian fee reduction	1.18%(3)	1.25%(4)	1.27%	1.15%(5)	1.01%(5)	0.89%(5)
Expenses after custodian fee reduction excluding interest and fees	0.76%(3)	0.75%(4)	0.78%	0.79%(5)	0.82%(5)	0.80%(5)
Net investment income	4.64%(3)	4.39%	4.50%	4.65%	5.07%	4.99%
Portfolio Turnover of the Portfolio(7)	—	—	—	—	26%	19%
Portfolio Turnover of the Fund	27%	35%	34%	45%	—	—

(1)	Net investment income per share was computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)	Annualized.

(4)	The investment adviser was allocated a portion of the Fund’s operating expenses (equal to less than 0.005% of average daily net assets for the year ended September 30, 2007). Absent this allocation, total return would be lower.

(5)	Includes the Fund’s share of its corresponding Portfolio’s allocated expenses while the Fund was making investments directly into the Portfolio.

(6)	Interest and fee expense relates to the liability for floating rate notes issued in conjunction with inverse floater securities transactions (see Note 1I).

(7)	Portfolio turnover represents the rate of portfolio activity for the period while the Fund was making investments directly into the Portfolio.

(8)	Not annualized.

S e e n o t e s t o f i n a n c i a l s t a t e m e n t s

Eaton Vance Municipals Funds a s o f M a r c h 3 1 , 2 0 0 8 F I N A N C I A L S T A T E M E N T S C O N T ’ D F i n a n c i a l H i g h l i g h t s

			New York Fund — Class B

	Six Months Ended			Year Ended September 30,
	March 31, 2008
	(Unaudited)(1)	2007(1)	2006(1)	2005(1)	2004(1)	2003(1)

Net asset value — Beginning of period	$10.420	$10.760	$10.700	$10.800	$10.910	$ 11.050

Income (loss) from operations

Net investment income	$ 0.198	$ 0.386	$ 0.396	$ 0.415	$ 0.533	$ 0.494
Net realized and unrealized gain (loss)	(0.768)	(0.295)	0.181	(0.083)	(0.084)	(0.169)

Total income (loss) from operations	$ (0.570)	$ 0.091	$ 0.577	$ 0.332	$ 0.449	$ 0.325

Less distributions

From net investment income	$ (0.190)	$ (0.378)	$ (0.394)	$ (0.432)	$ (0.540)	$ (0.463)
From net realized gain	—	(0.053)	(0.123)	—	(0.024)	(0.006)

Total distributions	$ (0.190)	$ (0.431)	$ (0.517)	$ (0.432)	$ (0.564)	$ (0.469)

Contigent deferred sales charges	$ —	$ —	$ —	$ —	$ 0.005	$ 0.004

Net asset value — End of period	$ 9.660	$10.420	$10.760	$10.700	$10.800	$ 10.910

Total Return(2)	(5.52)%(9)	0.83%	5.59%	3.27%(3)	4.28%	3.08%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$11,073	$11,439	$ 9,488	$ 6,189	$ 2,984	$307,299
Ratios (As a percentage of average daily net assets):
Expenses excluding interest and fees	1.54%(4)	1.51%(5)	1.54%	1.55%(6)	0.93%(6)	1.23%(6)
Interest and fee expense(7)	0.39%(4)	0.48%	0.48%	0.35%(6)	0.19%(6)	0.09%(6)
Total expenses before custodian fee reduction	1.93%(4)	1.99%(5)	2.02%	1.90%(6)	1.12%(6)	1.32%(6)
Expenses after custodian fee reduction
excluding interest and fees	1.51%(4)	1.50%(5)	1.53%	1.54%(6)	0.93%(6)	1.23%(6)
Net investment income	3.89%(4)	3.63%	3.74%	3.84%	4.86%	4.58%
Portfolio Turnover of the Portfolio(8)	—	—	—	—	26%	19%
Portfolio Turnover of the Fund	27%	35%	34%	45%	—	—

(1)	Net investment income per share was computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)	Total return reflects an increase of 0.16% due to a change in the timing of the payment and reinvestment of distributions.

(4)	Annualized.

(5)	The investment adviser was allocated a portion of the Fund’s operating expenses (equal to less than 0.005% of average daily net assets for the year ended September 30, 2007). Absent this allocation, total return would be lower.

(6)	Includes the Fund’s share of its corresponding Portfolio’s allocated expenses while the Fund was making investments directly into the Portfolio.

(7)	Interest and fee expense relates to the liability for floating rate notes issued in conjunction with inverse floater securities transactions (see Note 1I).

(8)	Portfolio turnover represents the rate of portfolio activity for the period while the Fund was making investments directly into the Portfolio.

(9)	Not annualized.

S e e n o t e s t o f i n a n c i a l s t a t e m e n t s

Eaton Vance Municipals Funds a s o f M a r c h 3 1 , 2 0 0 8 F I N A N C I A L S T A T E M E N T S C O N T ’ D F i n a n c i a l H i g h l i g h t s

			New York Fund — Class C

						Period Ended
	Six Months Ended		Year Ended September 30,			September 30,
	March 31, 2008
	(Unaudited)(1)	2007(1)	2006(1)	2005(1)	2004(1)	2003(1)(2)

Net asset value — Beginning of period	$10.400	$10.750	$10.700	$10.800	$11.070	$11.020

Income (loss) from operations

Net investment income	$ 0.197	$ 0.383	$ 0.391	$ 0.408	$ 0.448	$ 0.002
Net realized and unrealized gain (loss)	(0.768)	(0.302)	0.176	(0.077)	(0.222)	0.049

Total income (loss) from operations	$ (0.571)	$ 0.081	$ 0.567	$ 0.331	$ 0.226	$ 0.051

Less distributions

From net investment income	$ (0.189)	$ (0.378)	$ (0.394)	$ (0.431)	$ (0.467)	$ (0.001)
From net realized gain	—	(0.053)	(0.123)	—	(0.029)	—

Total distributions	$ (0.189)	$ (0.431)	$ (0.517)	$ (0.431)	$ (0.496)	$ (0.001)

Net asset value — End of period	$ 9.640	$10.400	$10.750	$10.700	$10.800	$11.070

Total Return(3)	(5.54)%(10)	0.73%	5.50%	3.20%(4)	1.99%	0.50%(10)

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$33,463	$31,131	$13,889	$ 4,702	$ 940	$ 11
Ratios (As a percentage of average daily net assets):
Expenses excluding interest and fees	1.54%(5)	1.51%(6)	1.54%	1.54%(7)	1.56%(7)	1.89%(5)(7)
Interest and fee expense(8)	0.39%(5)	0.48%	0.48%	0.35%(7)	0.19%(7)	0.09%(5)(7)
Total expenses before custodian fee reduction	1.93%(5)	1.99%(6)	2.02%	1.89%(7)	1.75%(7)	1.98%(5)(7)
Expenses after custodian fee reduction
excluding interest and fees	1.51%(5)	1.50%(6)	1.53%	1.53%(7)	1.56%(7)	1.89%(5)(7)
Net investment income	3.89%(5)	3.62%	3.70%	3.78%	4.17%	6.41%(5)
Portfolio Turnover of the Portfolio(9)	—	—	—	—	26%	19%
Portfolio Turnover of the Fund	27%	35%	34%	45%	—	—

(1)	Net investment income per share was computed using average shares outstanding.

(2)	Class C commenced operations on September 30, 2003.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(4)	Total return reflects an increase of 0.09% due to a change in the timing of the payment and reinvestment of distributions.

(5)	Annualized.

(6)	The investment adviser was allocated a portion of the Fund’s operating expenses (equal to less than 0.005% of average daily net assets for the year ended September 30, 2007). Absent this allocation, total return would be lower.

(7)	Includes the Fund’s share of its corresponding Portfolio’s allocated expenses while the Fund was making investments directly into the Portfolio.

(8)	Interest and fee expense relates to the liability for floating rate notes issued in conjunction with inverse floater securities transactions (see Note 1I).

(9)	Portfolio turnover represents the rate of portfolio activity for the period while the Fund was making investments directly into the Portfolio.

(10)	Not annualized.

S e e n o t e s t o f i n a n c i a l s t a t e m e n t s

Eaton Vance Municipals Funds a s o f M a r c h 3 1 , 2 0 0 8 F I N A N C I A L S T A T E M E N T S C O N T ’ D F i n a n c i a l H i g h l i g h t s

New York Fund — Class I

Period Ended
March 31, 2008
(Unaudited)(1)(2)

Net asset value — Beginning of period	$ 9.340

Income (loss) from operations

Net investment income	$ 0.037
Net realized and unrealized gain	0.301

Total income from operations	$ 0.338

Less distributions

From net investment income	$(0.038)

Total distributions	$(0.038)

Net asset value — End of period	$ 9.640

Total Return(3)	3.61%(7)

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$ 10
Ratios (As a percentage of average daily net assets):
Expenses excluding interest and fees	0.59%(4)
Interest and fee expense(5)	0.39%(4)
Total expenses before custodian fee reduction	0.98%(4)
Expenses after custodian fee reduction excluding interest and fees	0.56%(4)
Net investment income	4.84%(4)
Portfolio Turnover	27%(6)

(1)	Net investment income per share was computed using average shares outstanding.

(2)	For the period from the start of business, March 3, 2008, to March 31, 2008.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(4)	Annualized.

(5)	Interest and fee expense relates to the liability for floating rate notes issued in conjunction with inverse floater securities transactions (see Note 1I).

(6)	For the six months ended March 31, 2008.

(7)	Not annualized.

S e e n o t e s t o f i n a n c i a l s t a t e m e n t s

Eaton Vance Municipals Funds a s o f M a r c h 3 1 , 2 0 0 8 F I N A N C I A L S T A T E M E N T S C O N T ’ D F i n a n c i a l H i g h l i g h t s

			Ohio Fund — Class A

	Six Months Ended		Year Ended September 30,
	March 31, 2008
	(Unaudited)(1)	2007(1)	2006(1)	2005(1)	2004(1)	2003(1)

Net asset value — Beginning of period	$ 9.240	$ 9.450	$ 9.320	$ 9.180	$ 9.230	$ 9.290

Income (loss) from operations

Net investment income	$ 0.191	$ 0.382	$ 0.420	$ 0.464	$ 0.491	$ 0.499
Net realized and unrealized gain (loss)	(0.513)	(0.197)	0.137	0.142	(0.034)	(0.077)

Total income (loss) from operations	$ (0.322)	$ 0.185	$ 0.557	$ 0.606	$ 0.457	$ 0.422

Less distributions

From net investment income	$ (0.188)	$ (0.395)	$ (0.427)	$ (0.466)	$ (0.507)	$ (0.482)

Total distributions	$ (0.188)	$ (0.395)	$ (0.427)	$ (0.466)	$ (0.507)	$ (0.482)

Net asset value — End of period	$ 8.730	$ 9.240	$ 9.450	$ 9.320	$ 9.180	$ 9.230

Total Return(2)	(3.53)%(8)	1.98%	6.15%	6.71%	5.07%	4.73%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$265,313	$274,850	$182,719	$140,355	$126,212	$15,612
Ratios (As a percentage of average daily net assets):
Expenses excluding interest and fees	0.75%(3)	0.77%(4)	0.78%	0.82%(5)	0.85%(5)	0.81%(5)
Interest and fee expense(6)	0.25%(3)	0.31%	0.47%	0.35%(5)	0.25%(5)	0.25%(5)
Total expenses before custodian fee reduction	1.00%(3)	1.08%(4)	1.25%	1.17%(5)	1.10%(5)	1.06%(5)
Expenses after custodian fee reduction excluding interest and fees	0.73%(3)	0.74%(4)	0.75%	0.81%(5)	0.85%(5)	0.80%(5)
Net investment income	4.19%(3)	4.09%	4.53%	4.97%	5.38%	5.46%
Portfolio Turnover of the Portfolio(7)	—	—	—	—	9%	15%
Portfolio Turnover of the Fund	19%	39%	24%	28%	—	—

(1)	Net investment income per share was computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)	Annualized.

(4)	The investment adviser was allocated a portion of the Fund’s operating expenses (equal to less than 0.005% of average daily net assets for the year ended September 30, 2007). Absent this allocation, total return would be lower.

(5)	Includes the Fund’s share of its corresponding Portfolio’s allocated expenses while the Fund was making investments directly into the Portfolio.

(6)	Interest and fee expense relates to the liability for floating rate notes issued in conjunction with inverse floater securities transactions (see Note 1I).

(7)	Portfolio turnover represents the rate of portfolio activity for the period while the Fund was making investments directly into the Portfolio.

(8)	Not annualized.

S e e n o t e s t o f i n a n c i a l s t a t e m e n t s

Eaton Vance Municipals Funds a s o f M a r c h 3 1 , 2 0 0 8 F I N A N C I A L S T A T E M E N T S C O N T ’ D F i n a n c i a l H i g h l i g h t s

			Ohio Fund — Class B

	Six Months Ended			Year Ended September 30,
	March 31, 2008
	(Unaudited)(1)	2007(1)	2006(1)	2005(1)	2004(1)	2003(1)

Net asset value — Beginning of period	$ 9.240	$ 9.440	$ 9.320	$ 9.180	$ 9.240	$ 9.290

Income (loss) from operations

Net investment income	$ 0.157	$ 0.315	$ 0.353	$ 0.394	$ 0.423	$ 0.433
Net realized and unrealized gain (loss)	(0.514)	(0.191)	0.124	0.143	(0.046)	(0.068)

Total income (loss) from operations	$ (0.357)	$ 0.124	$ 0.477	$ 0.537	$ 0.377	$ 0.365

Less distributions

From net investment income	$ (0.153)	$ (0.324)	$ (0.357)	$ (0.397)	$ (0.437)	$ (0.415)

Total distributions	$ (0.153)	$ (0.324)	$ (0.357)	$ (0.397)	$ (0.437)	$ (0.415)

Net asset value — End of period	$ 8.730	$ 9.240	$ 9.440	$ 9.320	$ 9.180	$ 9.240

Total Return(2)	(3.90)%(9)	1.32%	5.25%	6.14%(3)	4.14%	4.01%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$26,170	$28,626	$32,512	$34,257	$36,545	$157,077
Ratios (As a percentage of average daily net assets):
Expenses excluding interest and fees	1.50%(4)	1.52%(5)	1.53%	1.57%(6)	1.60%(6)	1.56%(6)
Interest and fee expense(7)	0.25%(4)	0.31%	0.47%	0.35%(6)	0.25%(6)	0.25%(6)
Total expenses before custodian fee reduction	1.75%(4)	1.83%(5)	2.00%	1.92%(6)	1.85%(6)	1.81%(6)
Expenses after custodian fee reduction
excluding interest and fees	1.48%(4)	1.49%(5)	1.50%	1.56%(6)	1.60%(6)	1.55%(6)
Net investment income	3.45%(4)	3.36%	3.80%	4.23%	4.56%	4.73%
Portfolio Turnover of the Portfolio(8)	—	—	—	—	9%	15%
Portfolio Turnover of the Fund	19%	39%	24%	28%	—	—

(1)	Net investment income per share was computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)	Total return reflects an increase of 0.18% due to a change in the timing of the payment and reinvestment of distributions.

(4)	Annualized.

(5)	The investment adviser was allocated a portion of the Fund’s operating expenses (equal to less than 0.005% of average daily net assets for the year ended September 30, 2007). Absent this allocation, total return would be lower.

(6)	Includes the Fund’s share of its corresponding Portfolio’s allocated expenses while the Fund was making investments directly into the Portfolio.

(7)	Interest and fee expense relates to the liability for floating rate notes issued in conjunction with inverse floater securities transactions (see Note 1I).

(8)	Portfolio turnover represents the rate of portfolio activity for the period while the Fund was making investments directly into the Portfolio.

(9)	Not annualized.

S e e n o t e s t o f i n a n c i a l s t a t e m e n t s

Eaton Vance Municipals Funds a s o f M a r c h 3 1 , 2 0 0 8 F I N A N C I A L S T A T E M E N T S C O N T ’ D F i n a n c i a l H i g h l i g h t s

		Ohio Fund — Class C

	Six Months Ended	Year Ended	Period Ended
	March 31, 2008	September 30,	September 30,
	(Unaudited)(1)	2007(1)	2006(1)(2)

Net asset value — Beginning of period	$ 9.240	$ 9.440	$ 9.300

Income (loss) from operations

Net investment income	$ 0.156	$ 0.310	$ 0.211
Net realized and unrealized gain (loss)	(0.513)	(0.186)	0.160

Total income (loss) from operations	$ (0.357)	$ 0.124	$ 0.371

Less distributions

From net investment income	$ (0.153)	$ (0.324)	$(0.231)

Total distributions	$ (0.153)	$ (0.324)	$ (0.231)

Net asset value — End of period	$ 8.730	$ 9.240	$ 9.440

Total Return(3)	(3.90)%(8)	1.32%	4.06%(8)

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$32,657	$30,804	$ 8,294
Ratios (As a percentage of average daily net assets):
Expenses excluding interest and fees	1.50%(4)	1.52%(5)	1.53%(4)
Interest and fee expense(6)	0.25%(4)	0.31%	0.47%(4)
Total expenses before custodian fee reduction	1.75%(4)	1.83%(5)	2.00%(4)
Expenses after custodian fee reduction excluding interest and fees	1.48%(4)	1.49%(5)	1.50%(4)
Net investment income	3.44%(4)	3.33%	3.45%(4)
Portfolio Turnover	19%	39%	24%(7)

(1)	Net investment income per share was computed using average shares outstanding.

(2)	For the period from the start of business, February 3, 2006, to September 30, 2006.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(4)	Annualized.

(5)	The investment adviser was allocated a portion of the Fund’s operating expenses (equal to less than 0.005% of average daily net assets for the year ended September 30, 2007). Absent this allocation, total return would be lower.

(6)	Interest and fee expense relates to the liability for floating rate notes issued in conjunction with inverse floater securities transactions (see Note 1I).

(7)	For the year ended September 30, 2006.

(8)	Not annualized.

S e e n o t e s t o f i n a n c i a l s t a t e m e n t s

Eaton Vance Municipals Funds a s o f M a r c h 3 1 , 2 0 0 8 F I N A N C I A L S T A T E M E N T S C O N T ’ D F i n a n c i a l H i g h l i g h t s

			Rhode Island Fund — Class A

	Six Months Ended			Year Ended September 30,
	March 31, 2008
	(Unaudited)(1)	2007(1)	2006(1)	2005(1)	2004(1)	2003(1)

Net asset value — Beginning of period	$ 9.640	$ 9.860	$ 9.760	$ 9.780	$ 9.760	$10.010

Income (loss) from operations

Net investment income	$ 0.206	$ 0.411	$ 0.423	$ 0.441	$ 0.462	$ 0.472
Net realized and unrealized gain (loss)	(0.593)	(0.225)	0.106	(0.014)	0.028	(0.253)

Total income (loss) from operations	$ (0.387)	$ 0.186	$ 0.529	$ 0.427	$ 0.490	$ 0.219

Less distributions

From net investment income	$ (0.203)	$ (0.406)	$ (0.429)	$ (0.447)	$ (0.470)	$ (0.469)

Total distributions	$ (0.203)	$ (0.406)	$ (0.429)	$ (0.447)	$ (0.470)	$ (0.469)

Net asset value — End of period	$ 9.050	$ 9.640	$ 9.860	$ 9.760	$ 9.780	$ 9.760

Total Return(2)	(4.06)%(8)	1.91%	5.56%	4.44%	5.13%	2.29%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$41,028	$46,764	$39,291	$29,745	$26,558	$11,701
Ratios (As a percentage of average daily net assets):
Expenses excluding interest and fees	0.75%(3)	0.74%(4)	0.75%	0.77%(5)	0.77%(5)	0.74%(5)
Interest and fee expense(6)	0.19%(3)	0.40%	0.35%	0.18%(5)	0.10%(5)	0.09%(5)
Total expenses before custodian fee reduction	0.94%(3)	1.14%(4)	1.10%	0.95%(5)	0.87%(5)	0.83%(5)
Expenses after custodian fee reduction
excluding interest and fees	0.74%(3)	0.69%(4)	0.72%	0.75%(5)	0.77%(5)	0.73%(5)
Net investment income	4.37%(3)	4.20%	4.34%	4.49%	4.74%	4.82%
Portfolio Turnover of the Portfolio(7)	—	—	—	—	16%	19%
Portfolio Turnover of the Fund	1%	14%	19%	15%	—	—

(1)	Net investment income per share was computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)	Annualized.

(4)	The investment adviser was allocated a portion of the Fund’s operating expenses (equal to 0.01% of average daily net assets for the year ended September 30, 2007). Absent this allocation, total return would be lower.

(5)	Includes the Fund’s share of its corresponding Portfolio’s allocated expenses while the Fund was making investments directly into the Portfolio.

(6)	Interest and fee expense relates to the liability for floating rate notes issued in conjunction with inverse floater securities transactions (See Note 1I).

(7)	Portfolio turnover represents the rate of portfolio activity for the period while the Fund was making investments directly into the Portfolio.

(8)	Not annualized.

S e e n o t e s t o f i n a n c i a l s t a t e m e n t s

Eaton Vance Municipals Funds a s o f M a r c h 3 1 , 2 0 0 8 F I N A N C I A L S T A T E M E N T S C O N T ’ D F i n a n c i a l H i g h l i g h t s

			Rhode Island Fund — Class B

	Six Months Ended			Year Ended September 30,
	March 31, 2008
	(Unaudited)(1)	2007(1)	2006(1)	2005(1)	2004(1)	2003(1)

Net asset value — Beginning of period	$ 9.860	$10.080	$ 9.980	$10.000	$ 9.990	$10.250

Income (loss) from operations

Net investment income	$ 0.175	$ 0.345	$ 0.361	$ 0.377	$ 0.401	$ 0.409
Net realized and unrealized gain (loss)	(0.605)	(0.224)	0.103	(0.015)	0.016	(0.262)

Total income (loss) from operations	$ (0.430)	$ 0.121	$ 0.464	$ 0.362	$ 0.417	$ 0.147

Less distributions

From net investment income	$ (0.170)	$ (0.341)	$ (0.364)	$ (0.382)	$ (0.407)	$ (0.407)

Total distributions	$ (0.170)	$ (0.341)	$ (0.364)	$ (0.382)	$ (0.407)	$ (0.407)

Net asset value — End of period	$ 9.260	$ 9.860	$10.080	$ 9.980	$10.000	$ 9.990

Total Return(2)	(4.40)%(9)	1.20%	4.76%	3.83%(3)	4.25%	1.48%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$12,006	$13,989	$18,564	$22,793	$25,084	$42,930
Ratios (As a percentage of average daily net assets):
Expenses excluding interest and fees	1.50%(4)	1.49%(5)	1.50%	1.52%(6)	1.52%(6)	1.49%(6)
Interest and fee expense(7)	0.19%(4)	0.40%	0.35%	0.18%(6)	0.10%(6)	0.09%(6)
Total expenses before custodian fee reduction	1.69%(4)	1.89%(5)	1.85%	1.70%(6)	1.62%(6)	1.58%(6)
Expenses after custodian fee reduction
excluding interest and fees	1.49%(4)	1.44%(5)	1.47%	1.50%(6)	1.52%(6)	1.48%(6)
Net investment income	3.62%(4)	3.45%	3.62%	3.76%	4.00%	4.08%
Portfolio Turnover of the Portfolio(8)	—	—	—	—	16%	19%
Portfolio Turnover of the Fund	1%	14%	19%	15%	—	—

(1)	Net investment income per share was computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)	Total return reflects an increase of 0.15% due to a change in the timing of the payment and reinvestment of distributions.

(4)	Annualized.

(5)	The investment adviser was allocated a portion of the Fund’s operating expenses (equal to 0.01% of average daily net assets for the year ended September 30, 2007). Absent this allocation, total return would be lower.

(6)	Includes the Fund’s share of its corresponding Portfolio’s allocated expenses while the Fund was making investments directly into the Portfolio.

(7)	Interest and fee expense relates to the liability for floating rate notes issued in conjunction with inverse floater securities transactions (See Note 1I).

(8)	Portfolio turnover represents the rate of portfolio activity for the period while the Fund was making investments directly into the Portfolio.

(9)	Not annualized.

S e e n o t e s t o f i n a n c i a l s t a t e m e n t s

Eaton Vance Municipals Funds a s o f M a r c h 3 1 , 2 0 0 8 F I N A N C I A L S T A T E M E N T S C O N T ’ D F i n a n c i a l H i g h l i g h t s

		Rhode Island Fund — Class C

	Six Months Ended	Year Ended	Period Ended
	March 31, 2008	September 30,	September 30,
	(Unaudited)(1)	2007(1)	2006(1)(2)

Net asset value — Beginning of period	$ 9.870	$10.090	$10.040

Income (loss) from operations

Net investment income	$ 0.174	$ 0.344	$ 0.173
Net realized and unrealized gain (loss)	(0.604)	(0.223)	0.065

Total income (loss) from operations	$ (0.430)	$ 0.121	$ 0.238

Less distributions

From net investment income	$ (0.170)	$ (0.341)	$ (0.188)

Total distributions	$ (0.170)	$ (0.341)	$ (0.188)

Net asset value — End of period	$ 9.270	$ 9.870	$10.090

Total Return(3)	(4.39)%(8)	1.20%	2.40%(8)

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$ 3,334	$ 3,281	$ 428
Ratios (As a percentage of average daily net assets):
Expenses excluding interest and fees	1.50%(4)	1.48%(5)	1.50%(4)
Interest and fee expense(6)	0.19%(4)	0.40%	0.35%(4)
Total expenses before custodian fee reduction	1.69%(4)	1.88%(5)	1.85%(4)
Expenses after custodian fee reduction excluding interest and fees	1.49%(4)	1.44%(5)	1.47%(4)
Net investment income	3.60%(4)	3.45%	3.23%(4)
Portfolio Turnover	1%	14%	19%(7)

(1)	Net investment income per share was computed using average shares outstanding.

(2)	For the period from the start of business, March 20, 2006, to September 30, 2006.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(4)	Annualized.

(5)	The investment adviser was allocated a portion of the Fund’s operating expenses (equal to 0.01% of average daily net assets for the year ended September 30, 2007). Absent this allocation, total return would be lower.

(6)	Interest and fee expense relates to the liability for floating rate notes issued in conjunction with inverse floater securities transactions (See Note 1I).

(7)	For the year ended September 30, 2006.

(8)	Not annualized.

S e e n o t e s t o f i n a n c i a l s t a t e m e n t s

Eaton Vance Municipals Funds a s o f M a r c h 3 1 , 2 0 0 8 F I N A N C I A L S T A T E M E N T S C O N T ’ D F i n a n c i a l H i g h l i g h t s

			West Virginia Fund — Class A

	Six Months Ended			Year Ended September 30,
	March 31, 2008
	(Unaudited)(1)	2007(1)	2006(1)	2005(1)	2004(1)	2003(1)

Net asset value — Beginning of period	$ 9.690	$ 9.870	$ 9.750	$ 9.810	$ 9.880	$10.130

Income (loss) from operations

Net investment income	$ 0.206	$ 0.402	$ 0.415	$ 0.434	$ 0.462	$ 0.468
Net realized and unrealized gain (loss)	(0.796)	(0.181)	0.110	(0.053)	(0.081)	(0.253)

Total income (loss) from operations	$ (0.590)	$ 0.221	$ 0.525	$ 0.381	$ 0.381	$ 0.215

Less distributions

From net investment income	$ (0.200)	$ (0.401)	$ (0.405)	$ (0.441)	$ (0.451)	$ (0.465)

Total distributions	$ (0.200)	$ (0.401)	$ (0.405)	$ (0.441)	$ (0.451)	$ (0.465)

Net asset value — End of period	$ 8.900	$ 9.690	$ 9.870	$ 9.750	$ 9.810	$ 9.880

Total Return(2)	(6.14)%(8)	2.26%	5.53%	3.95%	3.94%	2.23%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$25,873	$25,703	$22,812	$21,249	$18,670	$ 3,522
Ratios (As a percentage of average daily net assets):
Expenses excluding interest and fees	0.75%(3)	0.75%(4)	0.75%	0.79%(5)	0.79%(5)	0.73%(5)
Interest and fee expense(6)	0.22%(3)	0.25%	0.18%	0.06%(5)	0.03%(5)	0.04%(5)
Total expenses before custodian fee reduction	0.97%(3)	1.00%(4)	0.93%	0.85%(5)	0.82%(5)	0.77%(5)
Expenses after custodian fee reduction
excluding interest and fees	0.73%(3)	0.71%(4)	0.72%	0.78%(5)	0.78%(5)	0.71%(5)
Net investment income	4.38%(3)	4.10%	4.26%	4.42%	4.73%	4.74%
Portfolio Turnover of the Portfolio(7)	—	—	—	—	12%	21%
Portfolio Turnover of the Fund	4%	31%	20%	21%	—	—

(1)	Net investment income per share was computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)	Annualized.

(4)	The investment adviser was allocated a portion of the Fund’s operating expenses (equal to 0.01% of average daily net assets for the year ended September 30, 2007). Absent this allocation, total return would be lower.

(5)	Includes the Fund’s share of its corresponding Portfolio’s allocated expenses while the Fund was making investments directly into the Portfolio.

(6)	Interest and fee expense relates to the liability for floating rate notes issued in conjunction with inverse floater securities transactions (See Note 1I).

(7)	Portfolio turnover represents the rate of portfolio activity for the period while the Fund was making investments directly into the Portfolio.

(8)	Not annualized.

S e e n o t e s t o f i n a n c i a l s t a t e m e n t s

Eaton Vance Municipals Funds a s o f M a r c h 3 1 , 2 0 0 8 F I N A N C I A L S T A T E M E N T S C O N T ’ D F i n a n c i a l H i g h l i g h t s

			West Virginia Fund — Class B

	Six Months Ended			Year Ended September 30,
	March 31, 2008
	(Unaudited)(1)	2007(1)	2006(1)	2005(1)	2004(1)	2003(1)

Net asset value — Beginning of period	$ 9.870	$10.060	$ 9.930	$10.000	$10.080	$10.340

Income (loss) from operations

Net investment income	$ 0.174	$ 0.335	$ 0.350	$ 0.378	$ 0.395	$ 0.402
Net realized and unrealized gain (loss)	(0.808)	(0.191)	0.118	(0.073)	(0.087)	(0.261)

Total income (loss) from operations	$ (0.634)	$ 0.144	$ 0.468	$ 0.305	$ 0.308	$ 0.141

Less distributions

From net investment income	$(0.166)	$ (0.334)	$ (0.338)	$ (0.375)	$ (0.388)	$ (0.401)

Total distributions	$ (0.166)	$ (0.334)	$ (0.338)	$ (0.375)	$ (0.388)	$ (0.401)

Net asset value — End of period	$ 9.070	$ 9.870	$10.060	$ 9.930	$10.000	$10.080

Total Return(2)	(6.47)%(9)	1.43%	4.82%	3.26%(3)	3.09%	1.41%

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$ 5,250	$ 6,049	$ 7,002	$ 8,287	$ 8,550	$23,634
Ratios (As a percentage of average daily net assets):
Expenses excluding interest and fees	1.50%(4)	1.49%(5)	1.50%	1.54%(6)	1.55%(6)	1.48%(6)
Interest and fee expense(7)	0.22%(4)	0.25%	0.18%	0.06%(6)	0.03%(6)	0.04%(6)
Total expenses before custodian fee reduction	1.72%(4)	1.74%(5)	1.68%	1.60%(6)	1.58%(6)	1.52%(6)
Expenses after custodian fee reduction
excluding interest and fees	1.48%(4)	1.46%(5)	1.47%	1.53%(6)	1.54%(6)	1.46%(6)
Net investment income	3.63%(4)	3.35%	3.53%	3.78%	3.91%	3.99%
Portfolio Turnover of the Portfolio(8)	—	—	—	—	12%	21%
Portfolio Turnover of the Fund	4%	31%	20%	21%	—	—

(1)	Net investment income per share was computed using average shares outstanding.

(2)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(3)	Total return reflects an increase of 0.16% due to a change in the timing of the payment and reinvestment of distributions.

(4)	Annualized.

(5)	The investment adviser was allocated a portion of the Fund’s operating expenses (equal to 0.01% of average daily net assets for the year ended September 30, 2007). Absent this allocation, total return would be lower.

(6)	Includes the Fund’s share of its corresponding Portfolio’s allocated expenses while the Fund was making investments directly into the Portfolio.

(7)	Interest and fee expense relates to the liability for floating rate notes issued in conjunction with inverse floater securities transactions (See Note 1I).

(8)	Portfolio turnover represents the rate of portfolio activity for the period while the Fund was making investments directly into the Portfolio.

(9)	Not annualized.

S e e n o t e s t o f i n a n c i a l s t a t e m e n t s

Eaton Vance Municipals Funds a s o f M a r c h 3 1 , 2 0 0 8 F I N A N C I A L S T A T E M E N T S C O N T ’ D F i n a n c i a l H i g h l i g h t s

West Virginia Fund — Class C

Period Ended
March 31, 2008
(Unaudited)(1)(2)

Net asset value — Beginning of period	$ 9.700

Income (loss) from operations

Net investment income	$ 0.122
Net realized and unrealized loss	(0.634)

Total loss from operations	$(0.512)

Less distributions

From net investment income	$(0.108)

Total distributions	$(0.108)

Net asset value — End of period	$ 9.080

Total Return(3)	(5.29)%(7)

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$ 25
Ratios (As a percentage of average daily net assets):
Expenses excluding interest and fees	1.50%(4)
Interest and fee expense(5)	0.22%(4)
Total expenses before custodian fee reduction	1.72%(4)
Expenses after custodian fee reduction excluding interest and fees	1.48%(4)
Net investment income	4.10%(4)
Portfolio Turnover	4%(6)

(1)	Net investment income per share was computed using average shares outstanding.

(2)	For the period from the start of business, December 4, 2007, to March 31, 2008.

(3)	Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested.

(4)	Annualized.

(5)	Interest and fee expense relates to the liability for floating rate notes issued in conjunction with inverse floater securities transactions (See Note 1I).

(6)	For the six months ended March 31, 2008.

(7)	Not annualized.

S e e n o t e s t o f i n a n c i a l s t a t e m e n t s

Eaton Vance Municipals Funds a s o f M a r c h 3 1 , 2 0 0 8 N O T E S T O F I N A N C I A L S T A T E M E N T S ( U n a u d i t e d )

1 Significant Accounting Policies

Eaton Vance Municipals Trust (the Trust) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. The Trust presently consists of twenty-eight funds, eight of which, each non-diversified, are included in these financial statements. They include Eaton Vance California Municipals Fund (California Fund), Eaton Vance Florida Plus Municipals Fund (formerly, Eaton Vance Florida Municipals Fund) (Florida Plus Fund), Eaton Vance Massachusetts Municipals Fund (Massachusetts Fund), Eaton Vance Mississippi Municipals Fund (Mississippi Fund), Eaton Vance New York Municipals Fund (New York Fund), Eaton Vance Ohio Municipals Fund (Ohio Fund), Eaton Vance Rhode Island Municipals Fund (Rhode Island Fund) and Eaton Vance West Virginia Municipals Fund (West Virginia Fund), (each individually referred to as the Fund, and collectively, the Funds). The Funds seek to provide current income exempt from regular federal income tax and from particular state or local income or other taxes, as applicable. The Florida Plus Fund, Mississippi Fund, Ohio Fund, Rhode Island Fund and West Virginia Fund offer three classes of shares. The California Fund, Massachusetts Fund and New York Fund offer four classes of shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class B and Class C shares are sold at net asset value and are generally subject to a contingent deferred sales charge (see Note 5). Class I shares are sold at net asset value and are not subject to a sales charge. Class B shares of each Fund automatically convert to Class A shares eight years after their purchase as described in each Fund’s prospectus. Each class represents a pro-rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Net investment income, other than class-specific expenses, is allocated daily to each class of shares based upon the ratio of the value of each class’s paid shares to the total value of all paid shares. Each class of shares differs in its distribution plan and certain other class-specific expenses.

The following is a summary of significant accounting policies of the Funds. The policies are in conformity with accounting principles generally accepted in the United States of America.

A Investment Valuation — Municipal bonds and taxable obligations, if any, are generally valued on the basis of valuations furnished by a pricing service. Financial futures contracts and options on financial futures contracts listed on commodity exchanges are valued at closing settlement prices. Interest rate swaps are generally valued on the basis of valuations furnished by a pricing service. Short-term obligations, maturing in sixty days or less, are valued at amortized cost, which approximates market value. Investments for which valuations or market quotations are not readily available, and investments for which the price of a security is not believed to represent its fair market value, are valued at fair value using methods determined in good faith by or at the direction of the Trustees.

B Investment Transactions and Related Income — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

C Federal Taxes — Each Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its taxable, if any, and tax-exempt net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary. Each Fund intends to satisfy conditions which will enable it to designate distributions from the interest income generated by its investments in municipal obligations, which are exempt from regular federal income tax when received by each Fund, as exempt-interest dividends. The portion of such interest, if any, earned on private activity bonds issued after August 7, 1986, may be considered a tax preference item to shareholders.

At September 30, 2007, the following Funds, for federal income tax purposes, had capital loss carryforwards which will reduce each Fund’s taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Funds of any liability for

Eaton Vance Municipals Funds a s o f M a r c h 3 1 , 2 0 0 8 N O T E S T O F I N A N C I A L S T A T E M E N T S ( U n a u d i t e d ) C O N T ’ D

federal income or excise tax. The amounts and expiration dates of the capital loss carryforwards are as follows:

Fund	Amount	Expiration Date

Florida Plus	$4,180,059	September 30, 2013
Massachusetts	856,779	September 30, 2010
	1,430,573	September 30, 2011
	355,911	September 30, 2012
	1,751,809	September 30, 2013
	440,164	September 30, 2015
Mississippi	198,316	September 30, 2013
New York	108,787	September 30, 2015

Ohio	5,839,721	September 30, 2011
	1,709,089	September 30, 2013
Rhode Island	384,824	September 30, 2013
West Virginia	529,815	September 30, 2013

Additionally, at September 30, 2007, the New York Fund had net capital losses of $625,132 attributable to security transactions incurred after October 31, 2006. These net capital losses are treated as arising on the first day of the Fund’s taxable year ending September 30, 2008.

In June 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 48 (FIN 48), “Accounting for Uncertainty in Income Taxes – an interpretation of FASB Statement No. 109”. FIN 48 clarifies the accounting for uncertainty in income taxes recognized in accordance with FASB Statement No. 109, “Accounting for Income Taxes”. This interpretation prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. It also provides guidance on de-recognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. FIN 48 is effective on the last business day of the first required financial reporting period for fiscal years beginning after December 15, 2006. Management has concluded that as of March 31, 2008, there are no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Funds’ federal tax returns filed in the 3-year period ended September 30, 2007 remains subject to examination by the Internal Revenue Service.

D Expenses — The majority of expenses of the Trust are directly identifiable to an individual fund. Expenses which are not readily identifiable to a specific fund are allocated taking into consideration, among other things, the nature and type of expense and the relative size of the funds.

E Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Funds. Pursuant to the respective custodian agreements, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance each Fund maintains with SSBT. All credit balances, if any, used to reduce each Fund’s custodian fees are reported as a reduction of expenses in the Statements of Operations.

F Legal Fees — Legal fees and other related expenses incurred as part of negotiations of the terms and requirement of capital infusions, or that are expected to result in the restructuring of, or a plan of reorganization for, an investment are recorded as realized losses. Ongoing expenditures to protect or enhance an investment are treated as operating expenses.

G Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

H Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Funds, and shareholders are indemnified against personal liability for the obligations of the Trust. Additionally, in the normal course of business, each Fund enters into agreements with service providers that may contain indemnification clauses. Each Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against each Fund that have not yet occurred.

I Floating Rate Notes Issued in Conjunction with Securities Held — The Funds may invest in inverse floating rate securities, whereby a Fund may sell a fixed rate bond to a broker for cash. At the same time, the Fund buys a residual interest in the assets and cash flows of a Special-Purpose Vehicle (the SPV), (which is generally organized as a trust), set up by the broker,

Eaton Vance Municipals Funds a s o f M a r c h 3 1 , 2 0 0 8 N O T E S T O F I N A N C I A L S T A T E M E N T S ( U n a u d i t e d ) C O N T ’ D

often referred to as an inverse floating rate obligation (Inverse Floater). The broker deposits a fixed rate bond into the SPV with the same CUSIP number as the fixed rate bond sold to the broker by the Fund, and which may have been, but is not required to be, the fixed rate bond purchased from the Fund (the Fixed Rate Bond). The SPV also issues floating rate notes (Floating Rate Notes) which are sold to third-parties. The Funds may enter into shortfall and forbearance agreements with the broker by which a Fund agrees to reimburse the broker, in certain circumstances, for the difference between the liquidation value of the Fixed Rate Bond held by the SPV and the liquidation value of the Floating Rate Notes, as well as any shortfalls in interest cash flows. The Inverse Floater held by a Fund gives the Fund the right (1) to cause the holders of the Floating Rate Notes to tender their notes at par, and (2) to have the broker transfer the Fixed Rate Bond held by the SPV to the Fund, thereby collapsing the SPV. Pursuant to Financial Accounting Standards Board (FASB) Statement No. 140, “Accounting for Transfers and Servicing of Financial Assets and Extinguishment of Liabilities” (FAS 140), the Funds account for the transaction described above as a secured borrowing by including the Fixed Rate Bond in their Portfolio of Investments and the Floating Rate Notes as a liability under the caption “Payable for floating rate notes issued” in their Statement of Assets and Liabilities. The Floating Rate Notes have interest rates that generally reset weekly and their holders have the option to tender their notes to the broker for redemption at par at each reset date. Interest expense related to the Funds’ liability with respect to Floating Rate Notes is recorded as incurred. At March 31, 2008, the amounts of the Funds’ Floating Rate Notes and related interest rates and collateral were as follows:

			Collateral for
	Floating Rate	Interest Rate	Floating Rate
	Notes	or Range of	Notes
Fund	Outstanding	Interest Rates (%)	Outstanding

California	$26,760,000	2.08 – 2.68	$38,828,542
Florida Plus	17,350,000	2.14 – 2.29	26,320,294
Massachusetts	24,045,000	2.17 – 2.70	35,275,681
Mississippi	530,000	2.21 – 2.29	873,925
New York	42,400,000	2.14 – 2.41	59,449,823
Ohio	18,245,000	2.17 – 2.41	26,892,952
Rhode Island	3,420,000	2.17 – 2.29	5,207,773
West Virginia	855,000	2.17 – 2.29	1,255,825

The Funds’ investment policies and restrictions expressly permit investments in Inverse Floaters. Inverse floating rate securities typically offer the potential for yields exceeding the yields available on fixed rate bonds with comparable credit quality and maturity. The Funds’ investment policies do not allow the Funds to borrow money for purposes of making investments. Management believes that the Funds’ restrictions on borrowings do not apply to the secured borrowings deemed to have occurred for accounting purposes pursuant to FAS 140, which is distinct from a legal borrowing of the Funds to which the policies apply. Inverse Floaters held by the Funds are securities exempt from registration under Rule 144A of the Securities Act of 1933.

J Financial Futures Contracts — The Funds may enter into financial futures contracts. The Funds’ investment in financial futures contracts is designed for hedging against changes in interest rates or as a substitute for the purchase of securities. Upon entering into a financial futures contract, a Fund is required to deposit with the broker, either in cash or securities an amount equal to a certain percentage of the purchase price (initial margin). Subsequent payments, known as variation margin, are made or received by the Fund each business day, depending on the daily fluctuations in the value of the underlying security, and are recorded as unrealized gains or losses by the Fund. Gains (losses) are realized upon the expiration or closing of the financial futures contracts. Should market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. In entering such contracts, the Fund bears the risk if the counterparties do not perform under the contracts’ terms.

K Interest Rate Swaps — A Fund may enter into interest rate swap agreements to enhance return, to hedge against fluctuations in securities prices or interest rates, or as substitution for the purchase or sale of securities. Pursuant to these agreements, a Fund makes periodic payments at a fixed interest rate and, in exchange, receives payments based on the interest rate of a benchmark industry index. During the term of the outstanding swap agreement, changes in the underlying value of the swap are recorded as unrealized gains or losses. The value of the swap is determined by changes in the relationship between two rates of interest. A Fund is exposed to credit loss in the event of non-performance by the swap counterparty. Risk may also arise from movements in interest rates.

Eaton Vance Municipals Funds a s o f M a r c h 3 1 , 2 0 0 8 N O T E S T O F I N A N C I A L S T A T E M E N T S ( U n a u d i t e d ) C O N T ’ D

L When-Issued Securities and Delayed

Delivery Transactions — The Funds may purchase or sell securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. At the time the transaction is negotiated, the price of the security that will be delivered is fixed. The Funds maintain security positions for these commitments such that sufficient liquid assets will be available to make payments upon settlement. Securities purchased on a delayed delivery or when-issued basis are marked-to-market daily and begin earning interest on settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

M Statement of Cash Flows — The cash amount shown in the Statement of Cash Flows of a Fund is the amount included in the Fund’s Statement of Assets and Liabilities and represents the cash on hand at its custodian and does not include any short-term investments.

N Interim Financial Statements — The interim financial statements relating to March 31, 2008 and for the six months then ended have not been audited by an independent registered public accounting firm, but in the opinion of the Funds’ management, reflect all adjustments, consisting of normal recurring adjustments, necessary for the fair presentation of the financial statements.

2 Distributions to Shareholders

The net investment income of each Fund is determined daily and substantially all of the net investment income so determined is declared as a dividend to shareholders of record at the time of declaration. Distributions are declared separately for each class of shares. Distributions are paid monthly. Distributions of realized capital gains (reduced by available capital loss carryforwards, if any), are made at least annually. Shareholders may reinvest income and capital gain distributions in additional shares of the same class of a Fund at the net asset value as of the reinvestment date or, at the election of the shareholder, receive distributions in cash. The Funds distinguish between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital.

3 Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Boston Management and Research (BMR), a subsidiary of Eaton Vance Management (EVM), as compensation for management and investment advisory services rendered to each Fund. The fee is based upon a percentage of average daily net assets plus a percentage of gross income (i.e., income other than gains from the sale of securities) and is payable monthly. For the six months ended March 31, 2008, adviser fees incurred by the Funds and the effective annual rates, as a percentage of average daily net assets, were as follows:

	Investment	Effective
	Adviser	Annual
Fund	Fee	Rate

California	$625,194	0.45%
Florida Plus	485,066	0.43
Massachusetts	664,317	0.43
Mississippi	13,307	0.15
New York	950,846	0.44
Ohio	706,628	0.42
Rhode Island	91,424	0.30
West Virginia	33,209	0.21

EVM serves as administrator of each Fund, but receives no compensation. EVM serves as the sub-transfer agent of each Fund and receives from the transfer agent an aggregate fee based upon the actual expenses incurred by EVM in the performance of these services. Eaton Vance Distributors, Inc. (EVD), the Funds’ principal underwriter and an affiliate of EVM, receives a portion of the sales charge on sales of Class A shares of the Funds. EVD also receives distribution and service fees from Class A, Class B and Class C shares (see Note 4) and contingent deferred sales charges (see Note 5). Sub-transfer agent fees earned by EVM and Class A sales charges that the Funds were informed were received by EVD for the six months ended March 31, 2008 were as follows:

	EVM’s
	Sub-Transfer	EVD’s Class A
Fund	Agent Fees	Sales Charges

California	$2,378	$12,743
Florida Plus	2,405	5,246
Massachusetts	3,429	14,244
Mississippi	255	263
New York	4,553	16,566

Eaton Vance Municipals Funds a s o f M a r c h 3 1 , 2 0 0 8 N O T E S T O F I N A N C I A L S T A T E M E N T S ( U n a u d i t e d ) C O N T ’ D

	EVM’s
	Sub-Transfer	EVD’s Class A
Fund	Agent Fees	Sales Charges

Ohio	$3,864	$35,124
Rhode Island	762	3,249
West Virginia	488	3,625

Except for Trustees of the Funds who are not members of EVM’s or BMR’s organizations, officers and Trustees receive remuneration for their services to the Funds out of the investment adviser fee. Trustees of the Funds who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the six months ended March 31, 2008, no significant amounts have been deferred. Certain officers and Trustees of the Funds are officers of the above organizations.

4 Distribution Plans

Each Fund has in effect a distribution plan for Class A shares (Class A Plan) pursuant to Rule 12b-1 under the 1940 Act. The Class A Plan provides that each Fund will pay EVD a distribution and service fee not exceeding 0.25% per annum of its average daily net assets attributable to Class A shares for distribution services and facilities provided to each Fund by EVD, as well as for personal services and/or the maintenance of shareholder accounts. The Trustees approved distribution and service fee payments equal to 0.20% (0.25% for California Fund) per annum of each Fund’s average daily net assets attributable to Class A shares. Distribution and service fees paid or accrued to EVD for the six months ended March 31, 2008 for Class A shares amounted to the following:

Class A
Distribution and
Fund	Service Fees

California	$322,451
Florida Plus	200,939
Massachusetts	238,909
Mississippi	15,157
New York	388,827
Ohio	275,340
Rhode Island	44,034
West Virginia	26,385

Each Fund also has in effect distribution plans for Class B shares (Class B Plan) and Class C shares (Class C Plan)

pursuant to Rule 12b-1 under the 1940 Act. The Class B and Class C Plans require each Fund to pay EVD amounts equal to 0.75% per annum of its average daily net assets attributable to Class B and Class C shares for providing ongoing distribution services and facilities to the respective Funds. Each Fund will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 5% and 6.25% of the aggregate amount received by each Fund for Class B and Class C shares sold, respectively, plus (ii) interest calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD of each respective class, reduced by the aggregate amount of contingent deferred sales charges (see Note 5) and amounts theretofore paid or payable to EVD by each respective class. For the six months ended March 31, 2008, the Funds paid or accrued to EVD the following distribution fees, representing 0.75% (annualized) of the average daily net assets of each Fund’s Class B and Class C shares:

	Class B	Class C
	Distribution	Distribution
Fund	Fees	Fees

California	$ 13,197	$ 52,796
Florida Plus	87,199	13,692
Massachusetts	141,900	69,525
Mississippi	9,439	2
New York	42,934	122,204
Ohio	104,494	122,960
Rhode Island	48,861	12,670
West Virginia	21,434	18

At March 31, 2008, the amounts of Uncovered Distribution Charges of EVD calculated under the Class B and Class C Plans were approximately as follows:

Fund	Class B	Class C

California	$ 44,000	$ 874,000
Florida Plus	556,000	227,000
Massachusetts	328,000	1,366,000
Mississippi	503,000	100
New York	352,000	2,239,000
Ohio	7,000	2,415,000
Rhode Island	1,029,000	266,000
West Virginia	548,000	1,600

The Class B and Class C Plans also authorize the Funds to make payments of service fees to EVD, investment

Eaton Vance Municipals Funds a s o f M a r c h 3 1 , 2 0 0 8 N O T E S T O F I N A N C I A L S T A T E M E N T S ( U n a u d i t e d ) C O N T ’ D

dealers and other persons in amounts not exceeding 0.25% per annum of the average daily net assets attributable to that class. The Trustees approved service fee payments equal to 0.20% (0.25% for California Fund) per annum of each Fund’s average daily net assets attributable to Class B and Class C shares. Service fees paid or accrued are for personal services and/or the maintenance of shareholder accounts. They are separate and distinct from the Class B and Class C sales commissions and distribution fees and, as such, are not subject to automatic discontinuance when there are no outstanding Uncovered Distribution Charges of EVD. Service fees paid or accrued for the six months ended March 31, 2008 amounted to the following:

	Class B	Class C
Fund	Service Fees	Service Fees

California	$ 4,399	$17,599
Florida Plus	23,253	3,651
Massachusetts	37,840	18,540
Mississippi	2,517	1
New York	11,449	32,588
Ohio	27,865	32,789
Rhode Island	13,030	3,379
West Virginia	5,716	5

5 Contingent Deferred Sales Charges

A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class B shares made within six years of purchase and on redemptions of Class C shares made within one year of purchase. Class A shares may be subject to a 1% CDSC if redeemed within eighteen months of purchase (depending on the circumstances of purchase) or a 1% or 0.50% CDSC if redeemed within one year or two years, respectively, on purchases through the Eaton Vance Supplemental Retirement Account. Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gains distributions. The CDSC for Class B shares is imposed at declining rates that begin at 5% in the case of redemptions in the first and second year after purchase, declining one percentage point each subsequent year. Class C shares are subject to a 1% CDSC if redeemed within one year of purchase. No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients and may be waived under certain other limited conditions. CDSCs received on Class B and Class C redemptions are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under each Fund’s Class B and Class C Plans. CDSCs received on Class B and Class C redemptions when no Uncovered Distribution Charges exist are credited to each Fund. For the six months ended March 31, 2008, the Funds were informed that EVD received approximately the following amounts of CDSCs paid by Class A, Class B and Class C shareholders:

Fund	Class A	Class B	Class C

California	$34,800	$ 1,500	$ 900
Florida Plus	—	42,800	100
Massachusetts	42,500	24,800	4,600
Mississippi	—	2,000	—
New York	8,500	19,000	3,900
Ohio	6,000	24,000	5,700
Rhode Island	18,800	12,000	1,700
West Virginia	—	4,000	—

6 Purchase and Sales of Investments

Purchases and sales of investments, other than short-term obligations, for the six months ended March 31, 2008 were as follows:

Fund	Purchases	Sales

California	$ 51,156,949	$ 39,627,034
Florida Plus	96,621,651	141,127,022
Massachusetts	19,762,414	36,869,684
Mississippi	1,831,045	1,934,825
New York	129,761,767	146,965,723
Ohio	66,272,871	71,836,015
Rhode Island	495,905	5,304,636
West Virginia	1,218,042	1,860,739

7 Shares of Beneficial Interest

Each Fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Funds) and classes. Transactions in Fund shares were as follows:

California Fund

	Six Months Ended
	March 31, 2008	Year Ended
Class A	(Unaudited)	September 30, 2007

Sales	3,446,232	6,320,582
Issued to shareholders electing to
receive payments of distributions
in Fund shares	398,697	816,466
Redemptions	(3,121,811)	(3,617,907)
Exchange from Class B shares	6,889	5,405

Net increase	730,007	3,524,546

Eaton Vance Municipals Funds a s o f M a r c h 3 1 , 2 0 0 8 N O T E S T O F I N A N C I A L S T A T E M E N T S ( U n a u d i t e d ) C O N T ’ D

California Fund (continued)

	Six Months Ended
	March 31, 2008	Year Ended
Class B	(Unaudited)	September 30, 2007

Sales	42,455	80,771
Issued to shareholders electing to
receive payments of distributions
in Fund shares	4,670	11,353
Redemptions	(27,856)	(123,820)
Exchange to Class A shares	(7,445)	(5,842)

Net increase (decrease)	11,824	(37,538)

	Six Months Ended
	March 31, 2008	Year Ended
Class C	(Unaudited)	September 30, 2007

Sales	815,495	769,547
Issued to shareholders electing to
receive payments of distributions
in Fund shares	17,188	26,830
Redemptions	(222,988)	(109,387)

Net increase	609,695	686,990

		Period Ended
		March 31, 2008
Class I		(Unaudited)(1)

Sales		1,049

Net increase		1,049

Florida Plus Fund

	Six Months Ended
	March 31, 2008	Year Ended
Class A	(Unaudited)	September 30, 2007

Sales	1,117,894	2,063,137
Issued to shareholders electing to
receive payments of distributions
in Fund shares	268,992	531,195
Redemptions	(3,199,845)	(3,399,643)
Exchange from Class B shares	76,049	397,602

Net decrease	(1,736,910)	(407,709)

	Six Months Ended
	March 31, 2008	Year Ended
Class B	(Unaudited)	September 30, 2007

Sales	31,192	77,019
Issued to shareholders electing to
receive payments of distributions
in Fund shares	20,334	46,163
Redemptions	(325,444)	(597,112)
Exchange to Class A shares	(74,189)	(387,879)

Net decrease	(348,107)	(861,809)

	Six Months Ended
	March 31, 2008	Year Ended
Class C	(Unaudited)	September 30, 2007

Sales	155,103	244,226
Issued to shareholders electing to
receive payments of distributions
in Fund shares	3,043	3,206
Redemptions	(56,914)	(33,403)

Net increase	101,232	214,029

Massachusetts Fund

	Six Months Ended
	March 31, 2008	Year Ended
Class A	(Unaudited)	September 30, 2007

Sales	2,999,384	10,627,746
Issued to shareholders electing to
receive payments of distributions
in Fund shares	339,245	573,319
Redemptions	(4,729,727)	(4,794,400)
Exchange from Class B shares	205,733	328,056

Net increase (decrease)	(1,185,365)	6,734,721

	Six Months Ended
	March 31, 2008	Year Ended
Class B	(Unaudited)	September 30, 2007

Sales	111,561	209,906
Issued to shareholders electing to
receive payments of distributions
in Fund shares	41,616	89,323
Redemptions	(352,366)	(632,614)
Exchange to Class A shares	(205,609)	(328,043)

Net decrease	(404,798)	(661,428)

Eaton Vance Municipals Funds a s o f M a r c h 3 1 , 2 0 0 8 N O T E S T O F I N A N C I A L S T A T E M E N T S ( U n a u d i t e d ) C O N T ’ D

Massachusetts Fund (continued)

	Six Months Ended
	March 31, 2008	Year Ended
Class C	(Unaudited)	September 30, 2007

Sales	582,585	1,710,911
Issued to shareholders electing to
receive payments of distributions
in Fund shares	27,975	32,159
Redemptions	(317,337)	(178,505)

Net increase	293,223	1,564,565

	Six Months Ended
	March 31, 2008	Year Ended
Class I	(Unaudited)	September 30, 2007

Sales	227,136	557,977
Issued to shareholders electing to
receive payments of distributions
in Fund shares	16,355	24,293
Redemptions	(410,586)	(162,657)

Net increase (decrease)	(167,095)	419,613

Mississippi Fund

	Six Months Ended
	March 31, 2008	Year Ended
Class A	(Unaudited)	September 30, 2007

Sales	207,656	179,598
Issued to shareholders electing to
receive payments of distributions
in Fund shares	20,212	32,600
Redemptions	(91,204)	(342,866)
Exchange from Class B shares	1,737	100,556

Net increase (decrease)	138,401	(30,112)

	Six Months Ended
	March 31, 2008	Year Ended
Class B	(Unaudited)	September 30, 2007

Sales	719	15,944
Issued to shareholders electing to
receive payments of distributions
in Fund shares	2,494	6,178
Redemptions	(23,291)	(66,234)
Exchange to Class A shares	(1,700)	(98,224)

Net decrease	(21,778)	(142,336)

		Period Ended
		March 31, 2008
Class C		(Unaudited)(2)

Sales		103
Issued to shareholders electing to
receive payments of distributions
in Fund shares		1

Net increase		104

New York Fund

	Six Months Ended
	March 31, 2008	Year Ended
Class A	(Unaudited)	September 30, 2007

Sales	3,585,924	5,983,066
Issued to shareholders electing to
receive payments of distributions
in Fund shares	554,823	1,159,942
Redemptions	(4,478,969)	(5,297,544)
Exchange from Class B shares	18,441	66,596

Net increase (decrease)	(319,781)	1,912,060

	Six Months Ended
	March 31, 2008	Year Ended
Class B	(Unaudited)	September 30, 2007

Sales	145,694	357,406
Issued to shareholders electing to
receive payments of distributions
in Fund shares	12,400	24,667
Redemptions	(90,857)	(99,087)
Exchange to Class A shares	(18,386)	(66,449)

Net increase	48,851	216,537

	Six Months Ended
	March 31, 2008	Year Ended
Class C	(Unaudited)	September 30, 2007

Sales	900,552	1,995,542
Issued to shareholders electing to
receive payments of distributions
in Fund shares	38,080	54,744
Redemptions	(460,315)	(349,920)

Net increase	478,317	1,700,366

		Period Ended
		March 31, 2008
Class I		(Unaudited)(3)

Sales		1,071

Net increase		1,071

Eaton Vance Municipals Funds a s o f M a r c h 3 1 , 2 0 0 8 N O T E S T O F I N A N C I A L S T A T E M E N T S ( U n a u d i t e d ) C O N T ’ D

Ohio Fund

	Six Months Ended
	March 31, 2008	Year Ended
Class A	(Unaudited)	September 30, 2007

Sales	4,020,370	12,315,012
Issued to shareholders electing to
receive payments of distributions
in Fund shares	384,246	625,675
Redemptions	(3,822,947)	(2,943,015)
Exchange from Class B shares	64,884	408,584

Net increase	646,553	10,406,256

	Six Months Ended
	March 31, 2008	Year Ended
Class B	(Unaudited)	September 30, 2007

Sales	158,605	386,530
Issued to shareholders electing to
receive payments of distributions
in Fund shares	29,551	63,054
Redemptions	(223,413)	(384,207)
Exchange to Class A shares	(64,863)	(408,603)

Net decrease	(100,120)	(343,226)

	Six Months Ended
	March 31, 2008	Year Ended
Class C	(Unaudited)	September 30, 2007

Sales	978,133	2,722,016
Issued to shareholders electing to
receive payments of distributions
in Fund shares	37,377	48,003
Redemptions	(608,888)	(313,379)

Net increase	406,622	2,456,640

Rhode Island Fund

	Six Months Ended
	March 31, 2008	Year Ended
Class A	(Unaudited)	September 30, 2007

Sales	347,234	1,080,629
Issued to shareholders electing to
receive payments of distributions
in Fund shares	56,624	104,753
Redemptions	(755,650)	(610,471)
Exchange from Class B shares	34,783	288,787

Net increase (decrease)	(317,009)	863,698

	Six Months Ended
	March 31, 2008	Year Ended
Class B	(Unaudited)	September 30, 2007

Sales	46,261	82,892
Issued to shareholders electing to
receive payments of distributions
in Fund shares	14,940	34,062
Redemptions	(148,842)	(257,356)
Exchange to Class A shares	(34,003)	(282,319)

Net decrease	(121,644)	(422,721)

	Six Months Ended
	March 31, 2008	Year Ended
Class C	(Unaudited)	September 30, 2007

Sales	107,249	296,468
Issued to shareholders electing to
receive payments of distributions
in Fund shares	3,717	3,460
Redemptions	(83,517)	(9,991)

Net increase	27,449	289,937

West Virginia Fund

	Six Months Ended
	March 31, 2008	Year Ended
Class A	(Unaudited)	September 30, 2007

Sales	308,480	540,963
Issued to shareholders electing to
receive payments of distributions
in Fund shares	38,261	63,524
Redemptions	(115,240)	(306,467)
Exchange from Class B shares	22,793	44,047

Net increase	254,294	342,067

	Six Months Ended
	March 31, 2008	Year Ended
Class B	(Unaudited)	September 30, 2007

Sales	9,828	20,491
Issued to shareholders electing to
receive payments of distributions
in Fund shares	6,718	13,462
Redemptions	(28,062)	(74,169)
Exchange to Class A shares	(22,364)	(43,214)

Net decrease	(33,880)	(83,430)

Eaton Vance Municipals Funds a s o f M a r c h 3 1 , 2 0 0 8 N O T E S T O F I N A N C I A L S T A T E M E N T S ( U n a u d i t e d ) C O N T ’ D

West Virginia Fund (continued)

Period Ended
March 31, 2008
Class C	(Unaudited)(4)

Sales	2,790
Issued to shareholders electing to
receive payments of distributions
in Fund shares	9

Net increase	2,799

(1)	Class I of California Fund commenced operations on March 3, 2008.

(2)	Class C of Mississippi Fund commenced operations on December 4, 2007.

(3)	Class I of New York Fund commenced operations on March 3, 2008.

(4)	Class C of West Virginia Fund commenced operations on December 4, 2007.

8 Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of each Fund at March 31, 2008, as determined on a federal income tax basis, were as follows:

California Fund

Aggregate Cost	$267,883,485

Gross unrealized appreciation	$ 11,484,013
Gross unrealized depreciation	(9,098,407)

Net unrealized appreciation	$ 2,385,606

Florida Plus Fund

Aggregate Cost	$204,274,084

Gross unrealized appreciation	$ 5,014,243
Gross unrealized depreciation	(7,871,461)

Net unrealized depreciation	$ (2,857,218)

Massachusetts Fund

Aggregate Cost	$291,024,633

Gross unrealized appreciation	$ 8,902,985
Gross unrealized depreciation	(14,039,478)

Net unrealized depreciation	$ (5,136,493)

Mississippi Fund

Aggregate Cost	$ 16,490,889

Gross unrealized appreciation	$ 894,140
Gross unrealized depreciation	(593,998)

Net unrealized appreciation	$ 300,142

New York Fund

Aggregate Cost	$409,398,011

Gross unrealized appreciation	$ 17,313,235
Gross unrealized depreciation	(18,235,077)

Net unrealized depreciation	$ (921,842)

Ohio Fund

Aggregate Cost	$322,090,590

Gross unrealized appreciation	$ 7,123,646
Gross unrealized depreciation	(13,634,473)

Net unrealized depreciation	$ (6,510,827)

Rhode Island Fund

Aggregate Cost	$ 57,090,012

Gross unrealized appreciation	$ 1,462,540
Gross unrealized depreciation	(2,648,699)

Net unrealized depreciation	$ (1,186,159)

West Virginia Fund

Aggregate Cost	$ 31,249,852

Gross unrealized appreciation	$ 859,252
Gross unrealized depreciation	(1,895,196)

Net unrealized depreciation	$ (1,035,944)

9 Line of Credit

The Funds participate with other portfolios and funds managed by EVM and its affiliates in a $200 million unsecured line of credit agreement with a group of banks. Borrowings are made by the Funds solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to each Fund based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.07% on the daily unused portion of the line of credit is allocated

Eaton Vance Municipals Funds a s o f M a r c h 3 1 , 2 0 0 8 N O T E S T O F I N A N C I A L S T A T E M E N T S ( U n a u d i t e d ) C O N T ’ D

among the participating portfolios and funds at the end of each quarter.

At March 31, 2008, the California Fund had a balance outstanding pursuant to this line of credit of $1,200,000. The Funds did not have any significant borrowings or allocated fees during the six months ended March 31, 2008.

10 Overdraft Advances

Pursuant to the respective custodian agreements, SSBT may, in its discretion, advance funds to the Funds to make properly authorized payments. When such payments result in an overdraft, the Funds are obligated to repay SSBT at the current rate of interest charged by SSBT for secured loans (currently, a rate above the Federal Funds rate). This obligation is payable on demand to SSBT. SSBT has a lien on a Fund’s assets to the extent of any overdraft. At March 31, 2008, the California Fund had a payment due to SSBT pursuant to the foregoing arrangement of $80,803.

11 Financial Instruments

The Funds may trade in financial instruments with off-balance sheet risk in the normal course of their investing activities to assist in managing exposure to various market risks. These financial instruments may include financial futures contracts and interest rate swaps and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment a Fund has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

A summary of obligations under these financial instruments at March 31, 2008 is as follows:

Futures Contracts

					Net
	Expiration		Aggregate		Unrealized
Fund	Date	Contracts	Position Cost	Value	Depreciation

California	06/08	311
		U.S. Treasury Bond	Short	$(35,722,607) $(36,945,830) $(1,223,223)

Florida Plus	06/08	243
		U.S. Treasury Bond	Short	$(27,911,876) $(28,867,642) $(955,766)

Massachusetts 06/08		600
		U.S. Treasury Bond	Short	$(68,730,712) $(71,278,128) $(2,547,416)

Mississippi	06/08	8
		U.S. Treasury Bond Short		$ (916,409) $(950,375) $(33,966)

New York	06/08	550
		U.S. Treasury Bond	Short	$(63,003,153) $(65,338,282) $(2,335,129)

Ohio	06/08	467
		U.S. Treasury Bond	Short	$(53,797,935) $(55,478,143) $(1,680,208)

Rhode Island	06/08	20
		U.S. Treasury Bond	Short	$ (2,291,024) $(2,375,938) $(84,914)

West Virginia	06/08	50
		U.S. Treasury Bond	Short	$ (5,743,184) $(5,939,844) $(196,660)

Interest Rate Swaps

California Fund

		Annual Fixed			Net
	Notional	Rate Paid	Floating Rate	Effective Date/	Unrealized
Counterparty Amount		By Fund	Paid To Fund	Termination Date	Depreciation

Lehman			3-month	September 28, 2008/
Brothers, Inc.	$11,175,000	4.985%	USD-LIBOR-BBA	September 28, 2038	$ (490,974)

Merrill Lynch
Capital			3-month	July 9, 2008/
Services, Inc.	10,425,000	4.9025%	USD-LIBOR-BBA	July 9, 2038	(376,340)

Morgan Stanley
Capital			3-month	September 10, 2008/
Services, Inc.	3,650,000	5.428%	USD-LIBOR-BBA	September 10, 2038	(425,919)

					$(1,293,233)

Eaton Vance Municipals Funds a s o f M a r c h 3 1 , 2 0 0 8 N O T E S T O F I N A N C I A L S T A T E M E N T S ( U n a u d i t e d ) C O N T ’ D

Florida Plus Fund

		Annual Fixed			Net
	Notional	Rate Paid	Floating Rate	Effective Date/	Unrealized
Counterparty Amount		By Fund	Paid To Fund	Termination Date	Depreciation

Lehman			3-month	September 28, 2008/
Brothers, Inc.	$10,025,000	4.985%	USD-LIBOR-BBA	September 28, 2038	$ (440,448)

Merrill Lynch
Capital			3-month	July 9, 2008/
Services, Inc.	10,050,000	4.9025%	USD-LIBOR-BBA	July 9, 2038	(362,803)

Morgan Stanley
Capital			3-month	September 10, 2008/
Services, Inc.	3,800,000	5.428%	USD-LIBOR-BBA	September 10, 2038	(443,423)

$(1,246,674)

Massachusetts Fund

		Annual Fixed			Net
	Notional	Rate Paid	Floating Rate	Effective Date/	Unrealized
Counterparty Amount		By Fund	Paid To Fund	Termination Date	Depreciation

Lehman			3-month	September 28, 2008/
Brothers, Inc.	$12,475,000	4.985%	USD-LIBOR-BBA	September 28, 2038	$ (548,089)

Merrill Lynch
Capital			3-month	July 9, 2008/
Services, Inc.	11,700,000	4.9025%	USD-LIBOR-BBA	July 9, 2038	(422,368)

Morgan Stanley
Capital			3-month	September 10, 2008/
Services, Inc.	3,950,000	5.428%	USD-LIBOR-BBA	September 10, 2038	(460,926)

$(1,431,383)

Mississippi Fund

		Annual Fixed			Net
	Notional	Rate Paid	Floating Rate	Effective Date/	Unrealized
Counterparty Amount		By Fund	Paid To Fund	Termination Date	Depreciation

Lehman			3-month	September 28, 2008/
Brothers, Inc.	$ 600,000	4.985%	USD-LIBOR-BBA	September 28, 2038	$ (26,361)

Morgan Stanley			SIFMA
Capital			Municipal	September 15, 2008/
Services, Inc.	800,000	3.9515%	Swap Index	September 15, 2038	(19,385)

Morgan Stanley
Capital			3-month	September 10, 2008/
Services, Inc.	275,000	5.428%	USD-LIBOR-BBA	September 10, 2038	(32,090)

$ (77,836)

New York Fund

		Annual Fixed			Net
	Notional	Rate Paid	Floating Rate	Effective Date/	Unrealized
Counterparty Amount		By Fund	Paid To Fund	Termination Date	Depreciation

Lehman			3-month	September 28, 2008/
Brothers, Inc.	$17,800,000	4.985%	USD-LIBOR-BBA	September 28, 2038	$ (782,044)

Merrill Lynch
Capital			3-month	July 9, 2008/
Services, Inc.	17,500,000	4.9025%	USD-LIBOR-BBA	July 9, 2038	(631,746)

Morgan Stanley			SIFMA
Capital			Municipal	September 15, 2008/
Services, Inc.	16,000,000	3.9515%	Swap Index	September 15, 2038	(387,696)

Morgan Stanley
Capital			3-month	September 10, 2008/
Services, Inc.	6,200,000	5.428%	USD-LIBOR-BBA	September 10, 2038	(723,479)

$(2,524,965)

Ohio Fund

		Annual Fixed			Net
	Notional	Rate Paid	Floating Rate	Effective Date/	Unrealized
Counterparty Amount		By Fund	Paid To Fund	Termination Date	Depreciation

Merrill Lynch
Capital			3-month	July 9, 2008/
Services, Inc.	$ 4,300,000	4.9025%	USD-LIBOR-BBA	July 9, 2038	$ (155,229)

Rhode Island Fund

		Annual Fixed			Net
	Notional	Rate Paid	Floating Rate	Effective Date/	Unrealized
Counterparty Amount		By Fund	Paid To Fund	Termination Date	Depreciation

Lehman			3-month	September 28, 2008/
Brothers, Inc.	$ 2,525,000	4.985%	USD-LIBOR-BBA	September 28, 2038	$ (110,936)

Merrill Lynch
Capital			3-month	July 9, 2008/
Services, Inc.	2,400,000	4.9025%	USD-LIBOR-BBA	July 9, 2038	(86,639)

Morgan Stanley
Capital			3-month	September 10, 2008/
Services, Inc.	850,000	5.428%	USD-LIBOR-BBA	September 10, 2038	(99,187)

$ (296,762)

West Virginia Fund

		Annual Fixed			Net
	Notional	Rate Paid	Floating Rate	Effective Date/	Unrealized
Counterparty Amount		By Fund	Paid To Fund	Termination Date	Depreciation

Lehman			3-month	September 28, 2008/
Brothers, Inc.	$ 1,275,000	4.985%	USD-LIBOR-BBA	September 28, 2038	$ (56,017)

Merrill Lynch
Capital			3-month	July 9, 2008/
Services, Inc.	1,250,000	4.9025%	USD-LIBOR-BBA	July 9, 2038	(45,125)

Morgan Stanley
Capital			3-month	September 10, 2008/
Services, Inc.	450,000	5.428%	USD-LIBOR-BBA	September 10, 2038	(52,510)

$ (153,652)

Eaton Vance Municipals Funds a s o f M a r c h 3 1 , 2 0 0 8 N O T E S T O F I N A N C I A L S T A T E M E N T S ( U n a u d i t e d ) C O N T ’ D

The effective date represents the date on which the Fund and the counterparty to the interest rate swap contract begin interest payment accruals.

At March 31, 2008, the Funds had sufficient cash and/or securities to cover commitments under these contracts.

12 Recently Issued Accounting Pronouncements

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157 (FAS 157), “Fair Value Measurements”. FAS 157 defines fair value, establishes a framework for measuring fair value in accordance with generally accepted accounting principles and expands disclosure about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. As of March 31, 2008, management does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements; however, additional disclosures may be required about the inputs used to develop the measurements of fair value and the effect of certain of the measurements on changes in net assets for the period.

In March 2008, the FASB issued Statement of Financial Accounting Standards No. 161 (FAS 161), “Disclosures about Derivative Instruments and Hedging Activities“. FAS 161 requires enhanced disclosures about an entity’s derivative and hedging activities, including qualitative disclosures about the objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk related contingent features in derivative instruments. FAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. Management is currently evaluating the impact the adoption of FAS 161 will have on the Funds’ financial statement disclosures.

13 Name Change

Effective January 1, 2008, the name of the Florida Plus Municipals Fund was changed from Eaton Vance Florida Municipals Fund. In connection with this change, the Fund’s investment policy that at least 65% of its total assets normally will be invested in municipal obligations issued by the State of Florida or its political subdivisions, agencies, authorities and instrumentalities was eliminated.

Eaton Vance Municipals Funds

BOARD OF TRUSTEES’ ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENTS

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuance is approved at least annually by the fund’s board of trustees, including by a vote of a majority of the trustees who are not “interested persons” of the fund (“Independent Trustees”), cast in person at a meeting called for the purpose of considering such approval.

At a meeting of the Boards of Trustees (each a “Board”) of the Eaton Vance group of mutual funds (the “Eaton Vance Funds”) held on April 23, 2007, the Board, including a majority of the Independent Trustees, voted to approve continuation of existing advisory and sub-advisory agreements for the Eaton Vance Funds for an additional one-year period. In voting its approval, the Board relied upon the affirmative recommendation of the Special Committee of the Board, which is a committee comprised exclusively of Independent Trustees. Prior to making its recommendation, the Special Committee reviewed information furnished for a series of meetings of the Special Committee held in February, March and April 2007. Such information included, among other things, the following:

Information about Fees, Performance and Expenses

  An independent report comparing the advisory and related fees paid by each fund with fees paid by comparable funds;
  An independent report comparing each fund’s total expense ratio and its components to comparable funds;
  An independent report comparing the investment performance of each fund to the investment performance of comparable funds over various time periods;
  Data regarding investment performance in comparison to relevant peer groups of funds and appropriate indices;
  Comparative information concerning fees charged by each adviser for managing other mutual funds and institutional accounts using investment strategies and techniques similar to those used in managing the fund;
  Profitability analyses for each adviser with respect to each fund;

Information about Portfolio Management

  Descriptions of the investment management services provided to each fund, including the investment strategies and processes employed;
  Information concerning the allocation of brokerage and the benefits received by each adviser as a result of brokerage allocation, including information concerning the acquisition of research through “soft dollar” benefits received in connection with the funds’ brokerage, and the implementation of a soft dollar reimbursement program established with respect to the funds;
  Data relating to portfolio turnover rates of each fund;
  The procedures and processes used to determine the fair value of fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;

Information about each Adviser

  Reports detailing the financial results and condition of each adviser;
  Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;
  Copies of the Codes of Ethics of each adviser and its affiliates, together with information relating to compliance with and the administration of such codes;
  Copies of or descriptions of each adviser’s proxy voting policies and procedures;
  Information concerning the resources devoted to compliance efforts undertaken by each adviser and its affiliates on behalf of the funds (including descriptions of various compliance programs) and their record of compliance with investment policies and restrictions, including policies with respect to market-timing, late trading and selective portfolio disclosure, and with policies on personal securities transactions;
  Descriptions of the business continuity and disaster recovery plans of each adviser and its affiliates;

Other Relevant Information

  Information concerning the nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance Management and its affiliates;
  Information concerning management of the relationship with the custodian, subcustodians and fund accountants by each adviser or the funds’ administrator; and
  The terms of each advisory agreement.

Eaton Vance Municipals Funds

BOARD OF TRUSTEES’ ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENTS CONT’D

In addition to the information identified above, the Special Committee considered information provided from time to time by each adviser throughout the year at meetings of the Board and its committees. Over the course of the twelve-month period ended April 30, 2007, the Board met ten times and the Special Committee, the Audit Committee and the Governance Committee, each of which is a Committee comprised solely of Independent Trustees, met twelve, fourteen and eight times, respectively. At such meetings, the Trustees received, among other things, presentations by the portfolio managers and other investment professionals of each adviser relating to the investment performance of each fund and the investment strategies used in pursuing the fund’s investment objective.

For funds that invest through one or more underlying portfolios, the Board considered similar information about the portfolio(s) when considering the approval of advisory agreements. In addition, in cases where the fund’s investment adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any sub-advisory agreement.

The Special Committee was assisted throughout the contract review process by Goodwin Procter LLP, legal counsel for the Independent Trustees. The members of the Special Committee relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each advisory and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each advisory and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Special Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each advisory and sub-advisory agreement.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Special Committee concluded that the continuance of the investment advisory agreements of the following funds:

  Eaton Vance California Municipals Fund
  Eaton Vance Florida Plus Municipals Fund
  Eaton Vance Massachusetts Municipals Fund
  Eaton Vance Mississippi Municipals Fund
  Eaton Vance New York Municipals Fund
  Eaton Vance Ohio Municipals Fund
  Eaton Vance Rhode Island Municipals Fund
  Eaton Vance West Virginia Municipals Fund

(the “Funds”), each with Boston Management and Research (the “Adviser”), including their fee structures, is in the interests of shareholders and, therefore, the Special Committee recommended to the Board approval of each agreement. The Board accepted the recommendation of the Special Committee as well as the factors considered and conclusions reached by the Special Committee with respect to each agreement. Accordingly, the Board, including a majority of the Independent Trustees, voted to approve continuation of the advisory agreements for each Fund.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory agreements of the Funds, the Board evaluated the nature, extent and quality of services provided to the Funds by the Adviser.

The Board considered the Adviser’s management capabilities and investment process with respect to the types of investments held by each Fund, including the education, experience and number of its investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Funds, and recent changes in the identity of such personnel. In particular, the Board evaluated, where relevant, the abilities and experience of such investment personnel in analyzing factors such as credit risk, tax efficiency, and special considerations relevant to investing in municipal bonds. Specifically, the Board considered the Adviser’s 30-person municipal bond team, which includes six portfolio managers and nine credit specialists who provide services to the Funds. The Board also took into account the resources dedicated to portfolio management and other services, including the compensation paid to recruit and retain investment personnel, and the time and attention devoted to each Fund by senior management.

The Board reviewed the compliance programs of the Adviser and relevant affiliates thereof. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also evaluated the responses of the Adviser and its affiliates to requests from regulatory authorities such as the Securities and Exchange Commission and the National Association of Securities Dealers.

Eaton Vance Municipals Funds

BOARD OF TRUSTEES’ ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENTS CONT’D

The Board also considered shareholder and other administrative services provided or managed by Eaton Vance Management and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large family of funds, including the ability, in many cases, to exchange an investment among different funds without incurring additional sales charges.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by the Adviser, taken as a whole, are appropriate and consistent with the terms of the respective investment advisory agreements.

Fund Performance

The Board compared each Fund’s investment performance to a relevant universe of similarly managed funds identified by an independent data provider and appropriate benchmark indices. The Board reviewed comparative performance data for the one-, three-, five- and ten-year periods ended September 30, 2006 for each Fund in operation over such periods. On the basis of the foregoing and other relevant information, the Board concluded that the performance of each Fund is satisfactory.

Management Fees and Expenses

The Board reviewed contractual investment advisory fee rates, including any administrative fee rates, payable by each Fund (referred to as “management fees”). As part of its review, the Board considered each Fund’s management fee and total expense ratio for the year ended September 30, 2006, as compared to a group of similarly managed funds selected by an independent data provider.

After reviewing the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded with respect to each Fund that the management fee charged to the Fund for advisory and related services and the total expense ratio of the Fund are reasonable.

Profitability

The Board reviewed the level of profits realized by the Adviser and, if applicable, its affiliates in providing investment advisory and administrative services to each Fund and to all Eaton Vance Funds as a group. The Board considered the level of profits realized without regard to revenue sharing or other payments by the Adviser and its affiliates to third parties in respect of distribution services. The Board also considered other direct or indirect benefits received by the Adviser and its affiliates in connection with their relationship with the Funds.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and its affiliates are reasonable.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and each Fund, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from the economies of scale with respect to the management of any specific fund or group of funds. The Board reviewed data summarizing the increases and decreases in the assets of each Fund and of all Eaton Vance Funds as a group over various time periods, and evaluated the extent to which the total expense ratio of each Fund and the profitability of the Adviser and its affiliates may have been affected by such increases or decreases. Based upon the foregoing, the Board concluded that the benefits from economies of scale are currently being shared equitably by the Adviser and its affiliates and each Fund. The Board also concluded that, assuming reasonably foreseeable increases in the assets of each Fund, the structure of each advisory fee, which includes breakpoints at several asset levels, can be expected to cause the Adviser and its affiliates and the Fund to continue to share such benefits equitably.

Eaton Vance Municipals Funds

I N V E S T M E N T   M A N A G E M E N T

E a t o n   V a n c e   M u n i c i p a l s   F u n d s

Officers	Trustees
Robert B. MacIntosh	Ralph F. Verni
President and Portfolio	Chairman
Manager of Massachusetts
and Rhode Island	Benjamin C. Esty
Municipals Funds
Thomas E. Faust Jr.
William H. Ahern, Jr.
Vice President and Portfolio	Allen R. Freedman
Manager of Ohio Municipals
Fund	William H. Park

Craig R. Brandon	Ronald A. Pearlman
Vice President and Portfolio
Manager of Mississippi and	Norton H. Reamer
New York Municipals Funds
Heidi L. Steiger
Cynthia J. Clemson
Vice President and Portfolio	Lynn A. Stout
Manager of California and
Florida Plus Municipals Funds

Thomas M. Metzold
Vice President

Adam A. Weigold
Vice President and Portfolio
Manager of West Virginia
Municipals Fund

Barbara E. Campbell
Treasurer

Maureen A. Gemma
Secretary

Paul M. O’Neil
Chief Compliance Officer

John E. Pelletier
Chief Legal Officer

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Investment Adviser Boston Management and Research The Eaton Vance Building 255 State Street Boston, MA 02109

Administrator Eaton Vance Management The Eaton Vance Building 255 State Street Boston, MA 02109

Principal Underwriter Eaton Vance Distributors, Inc. The Eaton Vance Building 255 State Street Boston, MA 02109

Custodian State Street Bank and Trust Company 200 Clarendon Street Boston, MA 02116

Transfer Agent PFPC Inc. Attn: Eaton Vance Funds P.O. Box 9653 Providence, RI 02940-9653 (800) 262-1122

Eaton Vance Municipals Trust The Eaton Vance Building 255 State Street Boston, MA 02109

This report must be preceded or accompanied by a current prospectus. Before investing, investors should consider carefully a Fund’s investment objective(s), risks, and charges and expenses. The Funds’ current prospectus contains this and other information about the Funds and is available through your financial advisor. Please read the prospectus carefully before you invest or send money. For further information please call 800-225-6265.

438-5/08	MUNISRC